UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934 (Amendment No. ___)
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MOLINA HEALTHCARE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2018 Annual Meeting of Stockholders
and
Proxy Statement

YOUR VOTE IS IMPORTANT TO US!
Please vote by using the Internet, the telephone or by
signing, dating, and returning your proxy card.

Notice of 2018 Annual Meeting of Stockholders

Date and Time Wednesday, May 2, 2018 10:00 a.m., Eastern Time	Location Park Hyatt New York The Onyx Room 153 West 57th Street New York, NY 10019
Items to be Voted On

1	To elect three Class I directors to hold office until the 2021 annual meeting.

2	To consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers.

3	To approve an amendment and restatement of our Bylaws to implement proxy access.

4	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018.

5	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
Voting
We hope that you will participate in the Annual Meeting. In all cases, have your proxy card available when you start the voting process.

By internet	By toll-free telephone
www.proxyvote.com	1-800-690-6903

By mail	In person
Follow instructions on your proxy card	At the Annual Meeting
Record Date
The Board of Directors has fixed the close of business on March 5, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote, at the annual meeting and at any continuation, adjournment, or postponement thereof. This notice and the accompanying proxy statement are being mailed or transmitted on or about March 23, 2018 to the Company’s stockholders of record as of March 5, 2018.

March 23, 2018	By Order of the Board of Directors

Dale B. Wolf
Chairman of the Board,

Securities Authorized for Issuance Under Equity Compensation Plans	67
Management Analysis of Material Adverse Effects of Compensation Plans	67
Householding	67
Others Matters	68
Questions and Answers About our Annual Meeting	69
Appendix A - Molina Healthcare, Inc. Fifth Amended and Restated Bylaws	Appendix A-1
Proxy Card & Instructions

ABOUT MOLINA HEALTHCARE
Our Mission
Our mission is to provide quality healthcare to people receiving government assistance.
Molina Healthcare, Inc. provides managed health care services under the Medicaid and Medicare programs and through the state insurance marketplaces.

2017
(Dollars in millions, except per-share amounts)

Total Revenue	Net Loss per Diluted Share	Adjusted Net Loss Per Share*	Net Loss Margin	EBITDA*	Ending Membership
$19,883	$(9.07)	$(8.72)	(2.6)%	$(329)	4,453,000
Non-GAAP financial measures referred to in this proxy statement are designated with an asterisk (*). For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)—Non-GAAP Financial Measures,” and “MD&A—Supplemental Information” in our 2017 Annual Report as defined below.
2017 Management and Board Changes
In May 2017, the employment of our former president and chief executive officer, Dr. J. Mario Molina, and our former chief financial officer, John C. Molina, was terminated by the Company without cause. The Company immediately began an executive search for a new president and chief executive officer. Joseph W. White, our former chief accounting officer, was appointed chief financial officer, replacing John C. Molina, and from May 2, 2017 to November 6, 2017, Mr. White also acted as interim president and chief executive officer replacing Dr. Molina. On November 6, 2017, Joseph M. Zubretsky was appointed president and chief executive officer. Additionally, in May 2017, Dale B. Wolf was appointed chairman of the Board, and Ronna E. Romney’s role changed from lead independent director to vice-chair of the Board. Further, Board changes occurred at the end of 2017 and beginning of 2018, as Frank E. Murray retired from the Board in November 2017, Dr. Molina resigned as a director in December 2017, and John C. Molina resigned as a director in February 2018. Mr. Zubretsky was appointed to the Board as a Class I director in November 2017 to fill the vacancy resulting from Mr. Murray’s resignation, and was reclassified as a Class III director in December 2017, upon Dr. Molina’s departure from the Board. In February 2018, Terry P. Bayer retired as chief operating officer of the Company. In March 2018, Lisa A. Rubino, our former senior vice president of Medicare & Duals Integration, was terminated by the Company without cause.

Molina Healthcare, Inc. 2018 Proxy Statement | 1

Matters for Stockholder Voting
At this year’s annual meeting, we are asking our stockholders to vote on the following matters:

Proposal	Board Vote Recommendation
To elect three Class I directors to hold office until the 2021 annual meeting.	FOR
To consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers.	FOR
To approve an amendment and restatement of our Bylaws to implement proxy access.	FOR
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018.	FOR
Election of Directors
You are being asked to vote for three Class I directors, Gov. Garrey E. Carruthers, Daniel Cooperman, and Richard M. Schapiro, each for a three-year term expiring in 2021. This proposal requires for each nominee the affirmative vote of a majority of votes cast at the annual meeting.
Governance Highlights

Independence	• Independent chairman. • 7 of our 8 directors are independent. • All of our Board committees are composed exclusively of independent directors.
Executive Sessions	• The independent directors regularly meet in private without management.
Board Oversight of Risk Management	• Our Board has principal responsibility for oversight of the Company’s risk management process and understanding of the overall risk profile of the Company.
Share Ownership Requirements
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Our non-executive directors must hold shares of the Company’s common stock with a value of at least four times the aggregate annual cash retainer amounts payable to such directors, within five years of joining the Board.
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Our chief executive officer must hold shares of the Company’s common stock with a value of at least five times his annual base salary.
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Our chief financial officer must hold shares of the Company’s common stock with a value of at least four times his annual base salary.
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Our other named executive officers must hold shares of the Company’s common stock with a value of at least two times their annual base salaries.

Board Practices
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Our Board annually reviews its effectiveness as a group, with the results of the annual review being reported to the Board.
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Nomination criteria are adjusted as needed to ensure that our Board as a whole continues to reflect the appropriate mix of skills and experience.
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We have a clawback policy that entitles the Company to seek recovery by the Company of incentive-based compensation from current and former executives in the event of any accounting restatement due to material noncompliance by the Company with any financial reporting requirement under applicable securities laws.
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Our insider trading policy prohibits all directors, executive officers, and vice presidents of the Company or subsidiary executive officers from engaging in short sales and hedging transactions relating to our common stock, as well as imposing limits on pledging of our common stock.

Accountability
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Directors must be elected by a majority of votes cast.
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Submission of “proxy access” bylaw for approval of stockholders at this annual meeting, including the following key terms: 3% ownership for 3 years, 20% of Board, and up to 20 stockholders being able to aggregate.

Molina Healthcare, Inc. 2018 Proxy Statement | 2

Proxy Statement
This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Molina Healthcare, Inc. (“Board” or “Board of Directors”) for the Annual Meeting to be held on Wednesday, May 2, 2018, at 10:00 a.m. Eastern Time. Please review this proxy statement in its entirety and the Company’s 2017 Annual Report on Form 10-K for year ended December 31, 2017 (“Annual Report”) before voting. In this proxy statement, we may refer to Molina Healthcare, Inc. as the “Company,” “Molina Healthcare,” “our” or “we”.
Proposal 1 - Election of Directors
Our Board of Directors is divided into three classes, designated as Class I, Class II, and Class III. Each class currently has three Board seats, and there is currently a vacancy in Class II. Only one class of directors is subject to election each year. For 2018, the Class I directors are subject to election. The Class II directors will be subject to election at the 2019 annual meeting, and the Class III directors will be subject to election at the 2020 annual meeting. The three directors to be elected as Class I directors at the 2018 annual meeting will serve a term of three years, to last until the 2021 annual meeting. All directors shall serve until the expiration of their respective terms and until their respective successors are elected and qualified, or until such director’s earlier resignation, removal from office, death, or incapacity.
Under our Bylaws, each director nominee receiving a majority of the votes cast at the meeting at which a quorum is present will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, that director will continue to serve as a “holdover director” until a successor is qualified and elected. However, under our Bylaws the holdover director would be required to tender his or her offer to resign to our corporate secretary promptly following certification of the election results. Within 90 days following certification of the election results, (i) the corporate governance and nominating committee will consider, and make a recommendation to the Board, as to whether to accept or reject the resignation, or whether other action should be taken, and (ii) the Board will act on the committee’s recommendation and publicly disclose its decision and the rationale behind it. The holdover director would not participate in either the committee’s or the Board’s deliberations regarding that director’s offer to resign.
Currently, the three incumbent Class I directors are Gov. Garrey E. Carruthers, Daniel Cooperman, and Richard M. Schapiro. The Board of Directors, upon recommendation of the corporate governance and nominating committee, has nominated for election each of the three incumbent Class I directors.
The Board believes that each of the three Class I nominees has demonstrated the requisite skills and expertise needed to provide strategic counsel to, and to oversee the key risks facing, the Company. For a summary of the director nominees, including their respective skills and qualifications, please see the information below provided under the captions, “Business Experience” and “Skills and Qualifications,” next to each director nominee’s name.
Proxies can only be voted for the three named director nominees.
In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who may be designated by the Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

✓	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

Molina Healthcare, Inc. 2018 Proxy Statement | 3

Information About Director Nominees
Class I Director Nominees for 2018

Gov. Garrey E. Carruthers
Business Experience
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Chancellor of New Mexico State University since June 1, 2015 to present, and President since 2013
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Served as Dean of the College of Business of New Mexico State University from 2003 to 2013
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Served as New Mexico State University’s Vice President for Economic Development from 2006 to 2013
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Served as the Director of the University’s Pete V. Domenici Institute since 2009
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Was the President and Chief Executive Officer of Cimarron Health Plan in New Mexico from 1993 to 2003
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From 1987 to 1990, served a term as the Governor of the state of New Mexico
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From 1981 to 1984, served as Assistant Secretary of the U.S. Department of the Interior
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Holds a Ph.D. in economics from Iowa State University
Skills and Qualifications
In addition to being the former Governor of New Mexico, a former member of the Reagan Administration, and professor of economics, Gov. Carruthers also has extensive experience in the healthcare industry. Gov. Carruthers’ former service as the president and chief executive officer of Cimarron Health Plan, Inc., a managed care health plan in Albuquerque New Mexico, and the predecessor to Molina Healthcare of New Mexico, has given him broad exposure to the managed care industry. In addition, Gov. Carruthers currently serves as a Chancellor of the New Mexico State University system, which includes the main campus and four 2-year college campuses. Prior to becoming Chancellor, Gov. Carruthers simultaneously served as the dean of the College of Business of New Mexico State University and as its vice president for economic development. Gov. Carruthers’ prior experience makes him a highly valued Board member, particularly in his role as the chairman of the compliance and quality committee, and as a member of the corporate governance and nominating committee.

Chancellor of New Mexico State University
Age: 78
Director Since: 2012 (Class I)
Board Committees:
• Compliance & Quality (Chair) • Corporate Governance & Nominating Committee

Molina Healthcare, Inc. 2018 Proxy Statement | 4

Mr. Daniel Cooperman
Business Experience
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Chairman of the audit committee and member of the Board of Directors of Zoox, Inc., a young robotics company developing a fully autonomous vehicle, since 2015
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Member of the Board of Directors of LegalZoom.Com, Inc. from 2012 until its change of control in 2014; member of the Board of Directors of Nanoscale Components Inc., a lithium ion technology company, since 2012
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Ex-Chairman and member of the Board of Directors of Second Harvest Food Bank of Santa Clara and San Mateo Counties (California), since 2010
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Member of the Board of Directors of Liffey Thames Group, LLC dba Discovia, a legal services company, from 2011 to 2017
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Of Counsel, DLA Piper LLP, a global law firm, from December 2014 to November 2016
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Of Counsel, Bingham McCutchen, LLP, a global law firm, from 2010 to 2014
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Senior Vice President, Secretary, and General Counsel of Apple Inc. from 2007 to 2009
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Senior Vice President, Secretary, and General Counsel of Oracle Corporation from 1997 to 2007
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Partner, McCutchen, Doyle, Brown & Enersen, LLP from 1977 to 1997
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Distinguished Visiting Lecturer, Stanford Law School since 2010
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Fellow, Arthur and Toni Rembe Rock Center for Corporate Governance, Stanford Law School and Graduate School of Business since 2012
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Juris Doctorate, Stanford Law School
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MBA, Stanford Graduate School of Business
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Graduated Dartmouth College, summa cum laude, with an A.B. in Economics with highest distinction
Skills and Qualifications
Mr. Cooperman has extensive legal and corporate governance experience, having served as general counsel, senior vice president, and secretary of both Apple, Inc. and Oracle Corporation. Mr. Cooperman has also served as Of Counsel at two international law firms focusing on corporate and transactional matters, corporate governance, and board of director issues. Mr. Cooperman’s service as general counsel for two major US public technology companies and his extensive legal, compliance and risk management experience provide an invaluable background for his service on the Board and as chairman of both the Company’s corporate governance and nominating committee, and the Company’s information technology and cybersecurity committee. Mr. Cooperman is also a member of the audit committee. Further, Mr. Cooperman has extensive past and current board experience, having advised and served on the boards of a number of companies and trade associations.

Age: 67
Director Since: 2013 (Class I)
Board Committees:
• Corporate Governance & Nominating (Chair) • Information Technology & Cybersecurity (Chair) • Audit

Molina Healthcare, Inc. 2018 Proxy Statement | 5

Mr. Richard M. Schapiro
Business Experience
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Since April 2015, served as Chief Executive Officer of SchapiroCo LLC, a financial consultant to healthcare companies
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Since January 2017, served as an independent director for Transamerica Corporation, and from April 2015 to January 2017, served as independent director for Transamerica Financial Life Insurance Company
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From 1999 to 2014, served as a Managing Director in the Corporate and Investment Banking Division of Bank of America Merrill Lynch’s Health Care Group (retired)
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From 1997 to 1999, served as Managing Director and Head of Health Care Group for ING Baring Furman Selz
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From 1979 to 1997, held various positions at Salomon Brothers Inc, serving as Managing Director and Global Co-Head of the Health Care Group, Managing Director - Insurance Group, Managing Director and Head of Government Finance Group, and Managing Director and Head of Thrift Coverage Group
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Bachelor of Science Degree in Accounting from Case Western Reserve University
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Master’s Degree in Business Administration from Bernard M. Baruch College
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Juris Doctorate from New York Law School
Skills and Qualifications
Mr. Schapiro is a former investment and corporate banker with thirty-five years of experience covering the financial services and healthcare sectors. Mr. Schapiro’s past experience as a healthcare investment banker enables him to provide helpful insight to management in the matters related to capital structure, debt and equity financings and mergers and acquisitions. Mr. Schapiro also advised the Company in connection with its 2003 IPO and subsequent follow-on offering, giving him invaluable insight into the history and growth of the Company.

Chief Executive Officer, SchapiroCo LLC
Age: 62
Director Since: 2015 (Class I)
Board Committees:
• Compensation (Chair) • Audit • Information Technology & Cybersecurity

Molina Healthcare, Inc. 2018 Proxy Statement | 6

Information About Directors Continuing in Office
Directors Whose Terms Are Not Expiring In 2018

Joseph M. Zubretsky
Business Experience
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Has served as President and Chief Executive Officer of Molina Healthcare, Inc. since November 6, 2017
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President and Chief Executive Officer of The Hanover Group from June 2016 to October 2017
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Chief Executive Officer and Senior Executive Vice President of Healthagen, LLC, a subsidiary of Aetna, Inc., from January 2015 to October 2015
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Senior Executive Vice President of National Businesses of Aetna, Inc. from February 2013 to December 2014, Senior Executive Vice President and Chief Financial Officer from November 2010 to February 2013, Executive Vice President and Chief Financial Officer from March 2007 to November 2010, and Chief Enterprise Risk Officer from April 2007 to February 2013
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Senior Executive Vice President of Finance, Investments and Corporate Development of Unum Group from 2005 to 2007 and Interim Chief Financial Officer from 2006 to 2007
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Special Partner, Chief Investment Officer, and Chief Financial Officer at Brera Capital Partners from 1999 to 2005
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Executive Vice President of Business Development and Chief Financial Officer of MassMutual Financial Group from 1997 to 1999
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Member of the Boards of Directors of several companies, including The Hanover Group from 2016 to October 2017
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Certified Public Accountant (inactive)
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Holds a B.S. in Business Administration from University of Hartford, West Hartford, CT
Skills and Qualifications
Mr. Zubretsky has more than 35 years of experience as a senior executive in strategy, operating and finance roles in some of the world’s top insurance and financial companies including, most recently, The Hanover Group and Aetna, Inc. Mr. Zubretsky’s unique and extensive executive and managerial experience places him in an excellent position to assist the Company with significant operational improvements and growth.

President and Chief Executive Officer
Age: 61
Director Since: 2017 (Class III)

Mr. Charles Z. Fedak
Business Experience
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Certified Public Accountant since 1975
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Founded Charles Z. Fedak & Co., Certified Public Accountants, in 1981
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Employed by KPMG from 1975 to 1980
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Employed by Ernst & Young LLP from 1973 to 1975
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Prior Chair of the Company’s audit committee from the time of the Company’s IPO in July 2003 through April 2014
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Holds MBA degree from California State University, Long Beach
Skills and Qualifications
Mr. Fedak has significant accounting and finance experience, having been a certified public accountant since 1975. He is the founder of a successful full service accounting firm. Mr. Fedak served as the chair of the Company’s audit committee for 12 years. His background and experience affords Mr. Fedak the financial expertise and operational familiarity to effectively oversee the Company’s finance and accounting functions.

Founder, Charles Z. Fedak & Co., CPAs
Age: 66
Director Since: 2002 (Class II)
Board Committees:
• Audit (Financial Expert) • Compensation

Molina Healthcare, Inc. 2018 Proxy Statement | 7

Mr. Steven J. Orlando
Business Experience
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Has over 40 years of business and corporate finance experience
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From 2000 to the present, has operated his own financial management and business consulting practice, Orlando Company
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Served as Greater Sacramento Bancorp director and chairman of its audit committee from January 2009 to January 2015
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Served on multiple corporate boards, including service as chairman of the audit committee for Pacific Crest Capital, Inc., a Nasdaq-listed corporation
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Served as Chief Financial Officer for various companies from 1978- 2000
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Practiced as Certified Public Accountant with Coopers & Lybrand CPAs from 1974 to 1977
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Holds a B.S. in accounting from the California State University, Sacramento
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Certified Public Accountant (inactive)
Skills and Qualifications
Mr. Orlando’s extensive business, accounting, operations, and corporate finance experience with a wide range of companies gives him valuable and practical insights regarding the operational and financial issues confronting business enterprises. In addition, his service on multiple corporate boards and audit committees, including those of a publicly traded financial institution and a Nasdaq-listed corporation, renders him well qualified to serve as the chairman of the audit committee, and to serve on multiple other committees of the Board.

Founder, Orlando Company
Age: 66
Director Since: 2005 (Class II)
Board Committees:
• Audit (Chair & Financial Expert) • Compensation • Information Technology & Cybersecurity

Ms. Ronna E. Romney
Business Experience
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Has served as director for Park-Ohio Holdings Corp., a publicly traded logistics and manufacturing company, since 2001
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Director of Molina Healthcare of Michigan from 1999 to 2004
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Candidate for the United States Senate for the state of Michigan in 1996
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From 1989 to 1993, appointed by President George H. W. Bush to serve as Chairwoman of the President’s Commission on White House Fellowships
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From 1984 to 1992, served on the Republican National Committee for the state of Michigan
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From 1985 to 1989, appointed by President Ronald Reagan to serve as Chairwoman of the President’s Commission on White House Presidential Scholars
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From 1982 to 1985, appointed by President Ronald Reagan to serve as Commissioner of the President’s National Advisory Council on Adult Education
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Political and news commentator for radio and television from 1994 to 1996
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Honored as one of the NACD (National Association of Corporate Directors) Top 100 Directors for 2015
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Holds a B.A from the Oakland University, Rochester, Michigan
Skills and Qualifications
Ms. Romney’s political skills, along with her extensive board and corporate governance experience, enable her to serve an invaluable role as the Board’s lead independent director, and to serve as an effective liaison between management and the Board. In addition to serving as lead independent director, she also sits on the compensation and corporate governance and nominating committees.

Director, Park Ohio Holding Corporation
Age: 74
Director Since: 1999 (Class III); Vice-Chair of the Board
Board Committees:
• Compensation • Corporate Governance & Nominating

Molina Healthcare, Inc. 2018 Proxy Statement | 8

Mr. Dale B. Wolf
Business Experience
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Has served as President and Chief Executive Officer of Onecall Care Management since January 2016, and Executive Chairman from September 2015 to January 2016
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President and CEO, DBW Healthcare, Inc. since January 2014
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Executive Chairman, Correctional Healthcare Companies, Inc., a national provider of correctional healthcare solutions, from December 2012 to July 2014
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Chief Executive Officer of Coventry Health Care, Inc. from 2005 to 2009
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Executive Vice President, Chief Financial Officer, and Treasurer of Coventry Health Care, Inc. from 1996 to 2005
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Member of the Board of Directors of Correctional Healthcare Companies, Inc. from December 2012 to July 2014
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Member of the Board of Directors of Coventry Healthcare, Inc. from January 2005 to April 2009
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Member of the Board of Directors of Catalyst Health Solutions, Inc. from 2003 to 2012
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Graduated Eastern Nazarene College with a Bachelor of Arts degree in Mathematics, with honors
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Completed MIT Sloan School Senior Executive Program
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Fellow in the Society of Actuaries since 1979
Skills and Qualifications
Mr. Wolf is an experienced healthcare executive with visionary leadership skills. Mr. Wolf has served in multiple leadership roles, including chief executive officer and chief financial officer of Coventry Healthcare, a health insurer now owned by Aetna, and on the boards of several notable healthcare companies. Mr. Wolf’s extensive managerial and executive healthcare experience, as well as his familiarity with the managed care industry, render him an invaluable asset in helping to formulate and oversee the Company’s long-term business strategy.

President & Chief Executive Officer, Onecall Care Management
Age: 63
Director Since: 2013 (Class III); Chairman of the Board
Board Committees:
• Corporate Governance & Nominating • Compliance & Quality

Molina Healthcare, Inc. 2018 Proxy Statement | 9

Additional Information About Directors
Summary of Director Qualifications, Skills, or Experience
The following is a skills matrix for our Board of Directors. As indicated in the matrix, our directors have a diverse array of expertise and skills in a broad range of substantive areas. The mark ● by a director’s name indicates that the category is a specific qualification, skill, or experience that the director contributes to the Board. The absence of the mark ● for a particular category does not mean that the director does not have that qualification, skill, or experience.

Molina Healthcare, Inc. 2018 Proxy Statement | 10

Independent Director Tenure
One of the main elements of the Company’s governance policies to aid in maintaining an effective Board is an extensive skills assessment. In that respect, the Board develops a skills matrix and maps our directors’ backgrounds and experience against these skills. The Board is being assessed periodically, and the Board undergoes an annual evaluation.

The tenure of our independent directors ranges from almost three years to nineteen years (including membership in the predecessor company prior to the Company’s IPO). Our independent directors contribute a wide range of knowledge, skills, qualifications, and experience as described in their individual biographies. We believe the tenure of our independent directors provides the appropriate balance of expertise, continuity, and perspective to our Board, making it a strategic asset of the Company and a source of continuous competitive advantage, and serving the best interests of our stockholders.
We believe providing our Board with new perspectives and ideas is a critical component to an effective board. In furtherance of that, during the last seven years the corporate governance and nominating committee, with input from the entire Board, has performed periodic strategic evaluations of our directors’ skills, qualifications, and experience. In connection with such evaluations, five of our eight current directors have been added to the Board since 2012, three of whom are acting as chairpersons of four of our Board’s standing committees. As the corporate governance and nominating committee and our Board consider potential new director candidates, they take into account a multitude of factors, including nominees that possess attributes that they believe will best complement the Company’s strategic plan and core business competencies, and further the Company’s mission and growth opportunities.
Corporate Governance and Board of Directors Matters
Molina Healthcare continually strives to maintain high standards of ethical conduct, to report its results with accuracy and transparency, and to maintain full compliance with the laws, rules, and regulations that govern Molina Healthcare’s business.
The current charters of the audit committee, the corporate governance and nominating committee, the compensation committee, the compliance and quality committee, and the information technology and cybersecurity committee, as well as Molina Healthcare’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Related Person Transaction Policy are available in the “Investors” section of Molina Healthcare’s website, www.molinahealthcare.com, under the link “Corporate Governance.” Molina Healthcare stockholders may obtain printed copies of these documents free of charge by writing to Molina Healthcare, Inc., Ryan Kubota, Director of Investor Relations, 200 Oceangate, Suite 100, Long Beach, California 90802.
Corporate Governance and Nominating Committee Responsibilities
The corporate governance and nominating committee’s mandate is to review and shape corporate governance policies, and to identify qualified individuals for nomination to the Board of Directors. All of the members of the committee meet the independence standards contained in the New York Stock Exchange (“NYSE”) corporate governance rules and Molina Healthcare’s Corporate Governance Guidelines.
The committee considers all qualified director candidates identified by members of the committee, by other members of the Board of Directors, by senior management, and by stockholders. Stockholders who would like to propose a director candidate for consideration by the committee may do so by submitting the candidate’s name, resume, and biographical information to the attention of the Corporate Secretary as described below under “Questions and Answers About our Annual Meeting — How can I present a proposal for next year’s annual

Molina Healthcare, Inc. 2018 Proxy Statement | 11

meeting?” All proposals for nominations received by the Corporate Secretary will be presented to the committee for its consideration. If Proposal 3 is approved by the requisite vote at this year’s annual meeting of stockholders, eligible stockholders will also have the ability to submit director nominees for inclusion in our proxy statement at next year’s annual meeting. Additional details regarding the eligibility criteria and process are included in Proposal 3 in this proxy statement. The deadline for submitting the nominee is set forth below in “Questions and Answers About our Annual Meeting — How can I present a proposal for next year’s annual meeting?”
Board Composition and Refreshment
The Board and the corporate governance and nominating committee has made it a priority to ensure the Board is composed of directors who bring diverse viewpoints and perspectives, possess a multitude of skills, professional experience, and backgrounds. The Board and the corporate governance and nominating committee believe that new perspectives and ideas are critical to a forward-looking and strategic board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring. The corporate governance and nominating committee desires to maintain an appropriate balance of tenure, turnover, diversity, and skills on the Board. The committee focuses on this through an ongoing, year-round process, which includes the annual Board evaluation process described below under “Corporate Governance Guidelines - Board Evaluation Process.”
Board Membership Criteria
The Board and the corporate governance and nominating committee believe there are general qualifications that all directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each director. The Board and the corporate governance and nominating committee require that each director be a person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking and familiarity with and respect for corporate governance requirements and practices.
The committee reviews each candidate’s biographical information and assesses each candidate’s independence, skills, and expertise based on a variety of factors, including breadth of experience reflecting that the candidate will be able to make a meaningful contribution to the Board’s discussion of and decision-making regarding the array of complex issues facing the Company; understanding of the Company’s business environment; the possession of expertise that would complement the attributes of our existing directors; whether the candidate will appropriately balance the legitimate interests and concerns of all stockholders and other stakeholders in reaching decisions rather than advancing the interests of a particular constituency; and whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director. Application of these factors involves the exercise of judgment by the committee and the Board.
Based on its assessment of each candidate’s independence, skills, and qualifications, the committee will make recommendations regarding potential director candidates to the Board. The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board of Directors, and members of senior management.
In 2017 the committee used the executive search firm of Russell Reynolds Associates, Inc. for purposes of identifying and evaluating potential director nominees. Russell Reynolds Associates, Inc. did not provide any other services to the Company. In 2017, the Company paid Russell Reynolds Associates, Inc. fees in the aggregate of approximately $109,000.
For the 2018 annual meeting, the Company did not receive notice of any director nominations from its stockholders.
Board Diversity
Diversity is among the factors that the corporate governance and nominating committee considers when evaluating the composition of the Board. Among the criteria for Board membership as stated in the Company’s Corporate Governance Guidelines is a diversified membership: “The Board shall be committed to a diversified membership, in terms of the various experiences and areas of expertise of the individuals involved.” As set forth in our Corporate Governance Guidelines, diversity may reflect age, gender, ethnicity, industry focus, and tenure on the Board so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of the committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation, NYSE listing standards, and the Company’s Bylaws and other corporate governance documents. When recommending director nominees for election by stockholders, the Board and the corporate governance and nominating committee evaluates how the experience and skill set of each

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director nominee complements those of the other director nominees to create a balanced Board with diverse viewpoints and extensive expertise.
Each director candidate contributes to the Board’s overall diversity by providing a variety of perspectives, personal, and professional experiences and backgrounds. The Board is satisfied that the current nominees reflect an appropriate diversity of gender, age, race, geographical background, and experience, and is committed to continuing to consider diversity issues in evaluating the composition of the Board.
Corporate Governance Guidelines
The Company’s Corporate Governance Guidelines embody many of our practices, policies, and procedures, which are the foundation of our commitment to sound corporate governance practices. The guidelines are reviewed annually and revised as necessary. The guidelines outline the responsibilities, operations, qualifications, and composition of the Board. The guidelines provide that a majority of the members of the Board shall be independent.
Board Committees
The guidelines require that all members of the Company’s audit, corporate governance and nominating, and compensation committees be independent. Committee members are appointed by the Board upon recommendation of the corporate governance and nominating committee. Committee membership and chairs are rotated from time to time in accordance with the Board’s judgment. The Board and each committee have the power to hire and fire independent legal, financial, or other advisors, as they may deem necessary.
Board and Committee Meetings
Meetings of the non-management directors are held as part of every regularly scheduled Board meeting and are presided over by the chairman of the Board. Directors have full and free access to senior management and other employees of Molina Healthcare. Directors are expected to prepare for, attend, and participate in all Board meetings, meetings of the committees on which they serve, and the annual meeting of stockholders. All of the directors then in office attended in person or by telephone Molina Healthcare’s 2017 annual meeting.
Board Evaluation Process
The Board recognizes that a robust and constructive evaluation process is a critical component of good corporate governance and Board effectiveness. Through this process, directors provide feedback and assess Board, committee and director performance, including areas where the Board believes it is functioning effectively and areas where the Board believes it can improve. The corporate governance and nominating committee conducts our annual evaluation process focused on three components: (i) the Board, (ii) Board committees, and (iii) individual directors. As part of this process, the corporate governance and nominating committee reviews the procedures, which may vary from year to year, in advance of each year’s evaluation process. In 2017, the corporate governance and nominating committee engaged a third party to conduct a survey of the directors with regard to the evaluation and reported the survey results to the Board in February 2018. In addition, each committee conducts its own self-evaluation. The results of these evaluations are reported to the Board. The self-evaluation process is designed to elicit candid feedback regarding the areas where the Board and its committees could improve their effectiveness. In addition, the corporate governance and nominating committee regularly discusses Board composition and effectiveness.
Director Continuing Education
New directors are provided with an orientation program to familiarize them with Molina Healthcare’s business, and its legal, compliance, and regulatory profile. New directors participate in introductory meetings with the Company’s executive management and are provided materials and presentations on the Company’s strategic plans, financial statements, and key issues, policies and practices. The Company makes available to the Board educational seminars on a variety of topics at its expense. These seminars are intended to allow directors to develop a deeper understanding of relevant health care, governmental, and business issues facing the Company, and to assist them in keeping pace with developments in corporate governance and critical issues relating to the operations of public company boards. The Board members also periodically participate in visits to the Company’s health plans.
Compensation Committee Matters
The Board reviews the compensation committee’s report on the performance of Mr. Zubretsky, the Company’s current president and chief executive officer, in order to ensure that he is providing effective leadership for Molina Healthcare. The Board also works with the compensation committee with respect to matters of succession planning for the president and chief executive officer, the chief financial officer, and other senior executive officers of the Company.

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Director Independence
The Board of Directors has determined that, except for Mr. Zubretsky (the Company’s President and Chief Executive Officer), each of the directors of the Company, including the three nominees identified in this proxy statement, has no material relationship with the Company that would interfere with the exercise of his or her independent judgment as a director, and is otherwise “independent” in accordance with the applicable listing requirements of the NYSE, the applicable Securities and Exchange Commission (“SEC”) rules, and the Company’s Corporate Governance Guidelines. In making that determination, the Board of Directors considered all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others. In addition, a director will not be considered independent if Section 303A.02(b) of the NYSE Listed Company Manual (or any applicable successor listing standard) otherwise disqualifies such director from being considered independent. The independence of directors and the materiality of any business relationships delineated above is determined by the Board in its discretion.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics governing all employees of Molina Healthcare and its subsidiaries. A copy of the Code of Business Conduct and Ethics is available on our website at www.molinahealthcare.com. From the Molina home page, click on “About Molina,” then click on “Investors,” and then click on “Corporate Governance.” There were no waivers of our Code of Business Conduct and Ethics during 2017. We intend to disclose amendments to, or waivers of, our Code of Business Conduct and Ethics, if any, on our website.
Compliance Hotline
The Company encourages employees to raise possible ethical issues. The Company offers several channels by which employees and others may report ethical concerns or incidents, including, without limitation, concerns about accounting, internal controls, or auditing matters. We provide a Compliance Hotline that is available 24 hours a day, seven days a week. Individuals may choose to remain anonymous. We prohibit retaliatory action against any individual for raising legitimate concerns or questions regarding ethical matters, or for reporting suspected violations.
Communications with the Board
Stockholders or other interested parties who wish to communicate with a member or members of the Board of Directors, including the non-management directors as a group, may do so by addressing their correspondence to the individual Board member or Board members, c/o Corporate Secretary, Molina Healthcare, Inc., 200 Oceangate, Suite 100, Long Beach, California 90802. The Board of Directors has approved a process pursuant to which the Corporate Secretary shall review and forward correspondence to the appropriate director or group of directors for response.
Board Leadership Structure
Until May 2, 2017, Dr. J. Mario Molina held the positions of chairman of the board and chief executive officer. In May 2017, upon termination of Dr. Molina’s employment with the Company, the Board decided to split the roles of chairman of the board and the chief executive officer, with the chairman being an independent director, and to eliminate the position of lead independent director which was previously held by Ronna E. Romney. At that time Dale B. Wolf, one of the independent directors, was appointed chairman of the board, and Joseph W. White, the Company’s chief financial officer, was appointed interim president and chief executive officer. Also, effective as of May 2, 2017, Ms. Romney, the former lead independent director, was appointed vice-chair of the board. Subsequently, on November 6, 2017, Joseph M. Zubretsky joined the Company as its president and chief executive officer. The Board believes that the partnership between the chief executive officer and the chairman of the board, with an adjusted focus for each, will enable both executives to apply their strongest skills to charting a successful course for our business continuing the sustained growth of our business. Mr. Zubretsky, as president and chief executive officer, assumed accountability for the Company’s strategic direction and operations, and Mr. Wolf, as chairman of the board, focuses on Board leadership and governance-related matters.
The Board strongly supports having an independent director as the board chairman. Having an independent chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. Governance commentators, proxy advisory firms, and institutional stockholders

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generally conclude the separation of the two roles is a “best practice.” We believe the non-executive chairman of the Board plays an important governance leadership role that enhances long-term stockholder value.
The authority and responsibilities of the chairman and the vice chair are detailed in the Company’s Corporate Governance Guidelines. The chairman shall preside at all meetings of the Board (including executive sessions) and the stockholders, and serve as the liaison between the independent directors and the chief executive officer. In addition to any other responsibilities that the independent directors as a whole might designate from time to time, the chairman is also responsible for approving: (i) the quality, quantity, and timeliness of the information sent to the Board, and (ii) the meeting agenda, schedules, and materials for the Board. The chairman has the authority to call meetings of the independent directors and to set the agendas for such meetings. If requested by major stockholders of the Company, the chairman is responsible for ensuring that he or she is available, when appropriate, for consultation and direct communication in accordance with procedures developed by the Company and the chairman. Further, the chairman may perform such other duties, and exercise such powers, as prescribed in the Bylaws of the Company or by the Board from time to time. The vice-chair of the Board assists the chairman in performing his or her duties and responsibilities, and performs such other duties as may be prescribed by the Board from time to time.
Involvement in Certain Legal Proceedings
There are no legal proceedings to which any director, officer, nominee, or principal stockholder, or any affiliate thereof, is a party adverse to the Company or has a material interest adverse to the Company.
Board’s Role in Risk Oversight
While management is responsible for designing and implementing the Company’s risk management process, controls, and oversight, the Board, both as a whole and through its committees, has overall responsibility for oversight of the Company’s risk management. The Board regularly receives reports from senior management with respect to the Company’s management of major risks, including efforts to identify, assess, manage, and mitigate risks that may affect the Company’s ability to execute on its corporate strategy and fulfill its business objectives. The Board’s role is to oversee this effort and to consult with management on the effectiveness of risk identification, measurement, monitoring and mitigation processes, and the adequacy of staffing and action plans, as needed. The Company has also instituted a management enterprise risk management committee to assess the risks of the Company. In addition, the compensation committee reviews compensation programs to ensure that they do not encourage unnecessary or excessive risk-taking. The compensation committee has concluded our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Stock Ownership Guidelines for Directors
The Board believes that individual directors should own and hold a reasonable number of shares of common stock of the Company to further align the director’s interests and actions with those of the Company’s stockholders, and also to demonstrate confidence in the long-term prospects of the Company. In February 2018, the Company revised its stock ownership guidelines for directors to increase the value of the Company’s shares of common stock that directors shall own from at least three (3) times the aggregate annual cash retainer amounts payable to the director to four (4) times such retainer amounts. The value of a director’s holdings are based on the average closing price of a share of the Company’s common stock for the previous calendar year. Shares that satisfy these guidelines may be those owned directly, through a trust, or by a spouse or children, and shall include shares purchased on the open market, vested or unvested shares of restricted stock, or exercised and retained option shares. Until a director’s stock ownership requirement is met, the director must retain at least 50% of all “net settled shares” received from the vesting, delivery, or exercise of equity awards granted under the Company’s equity award plans until the total value of all shares held equals or exceeds the director’s applicable ownership threshold. “Net settled shares” generally refers to those shares that remain after the payment of (i) the exercise price of stock options or purchase price of other awards, (ii) all applicable withholding taxes, and (iii) any applicable transaction costs. Shares that are pledged are not counted toward the director’s ownership requirements. Non-employee directors must comply with the stock ownership guidelines within five (5) years of their election to the Board. Each non-employee director of the Company satisfied the applicable stock ownership guidelines as of December 31, 2017.

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Information About the Board and its Committees
Meetings of Non-Management Directors
It is the customary practice of the Company’s non-management directors to meet in executive session without any management directors in attendance each time the full Board convenes for a regularly scheduled in-person Board meeting, which is usually four times each year, and, if the Board convenes a special meeting, the non-management directors may meet in executive session if the circumstances warrant. The chairman of the Board presides at each executive session of the non-management directors.
Committees of the Board of Directors
The five standing committees of the Board of Directors are: (i) the audit committee; (ii) the corporate governance and nominating committee; (iii) the compensation committee; (iv) the compliance and quality committee; and (v) the information technology and cybersecurity committee, each being composed of the individuals indicated below.
Audit Committee
The audit committee performs a number of functions, including: (i) reviewing the adequacy of the Company’s internal system of accounting controls, (ii) meeting with the independent auditors and management to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope, and terms of their work, and the recommendations of the independent auditors concerning the financial practices, controls, procedures, and policies employed by the Company, (iii) resolving disagreements between management and the independent auditors regarding financial reporting, (iv) reviewing the financial statements of the Company, (v) selecting, evaluating, and, when appropriate, replacing the independent auditors, (vi) reviewing and approving fees to be paid to the independent auditors, (vii) reviewing and approving all permitted non-audit services to be performed by the independent auditors, (viii) establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, (ix) considering other appropriate matters regarding the financial affairs of the Company, and (x) fulfilling the other responsibilities set out in its charter, as adopted by the Board. The report of the audit committee required by the rules of the SEC is included in this proxy statement.
The audit committee consists of Mr. Orlando (Chair), Mr. Cooperman, Mr. Fedak, and Mr. Schapiro. Mr. Schapiro joined the audit committee effective July 26, 2017. The Board has determined that each of Mr. Orlando and Mr. Fedak qualify as an “audit committee financial expert” as defined by the SEC. In addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each member of the audit committee is independent within the meaning of the corporate governance rules of the NYSE. Each

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member of the audit committee is also financially literate. The Audit Committee Charter is available for viewing in the “Investors” section of Molina Healthcare’s website, www.molinahealthcare.com, under the link, “Corporate Governance.”
Corporate Governance and Nominating Committee
The corporate governance and nominating committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders. It leads the Board in its annual review of the Board’s performance and recommends to the Board members for each committee of the Board. The committee takes a leadership role in shaping corporate governance policies and practices, including recommending to the Board the Corporate Governance Guidelines and monitoring Molina Healthcare’s compliance with these guidelines. The committee is responsible for reviewing potential conflicts of interest involving directors, executive officers, or their immediate family members. Under the Company’s Related Person Transactions Policy, the corporate governance and nominating committee is charged with determining that any related person transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. The committee also reviews Molina Healthcare’s Code of Business Conduct and Ethics and other internal policies to help ensure that the principles contained in the Code of Business Conduct and Ethics are being incorporated into Molina Healthcare’s culture and business practices.
The corporate governance and nominating committee consists of Mr. Cooperman (Chair), Gov. Carruthers, Ms. Romney, and Mr. Wolf, each of whom is “independent” under the NYSE listing standards and the Company’s Corporate Governance Guidelines. The Corporate Governance and Nominating Committee Charter is available for viewing in the “Investors” section of Molina Healthcare’s website, www.molinahealthcare.com, under the link, “Corporate Governance.”
Compensation Committee
The compensation committee is responsible for determining the compensation for Mr. Zubretsky, our president and chief executive officer, and also approves the compensation Mr. Zubretsky recommends as chief executive officer for the other named executive officers. The committee reviews and discusses with management the Compensation Discussion and Analysis, and, based on such review and discussion, recommends to the Board that the Compensation Discussion and Analysis be included in Molina Healthcare’s proxy statement. In addition, the committee administers Molina Healthcare’s 2011 Equity Incentive Plan.
The compensation committee consists of Mr. Schapiro (Chair), Mr. Fedak, Mr. Orlando, and Ms. Romney. The Board has determined that in addition to being independent according to the Board’s independence standards as set out in its Corporate Governance Guidelines, each of the members of the compensation committee is independent according to the corporate governance rules of the NYSE. In addition, each of the members of the committee is a “non-employee director” as defined in Section 16 of the Securities Exchange Act of 1934, as amended, and is also an “outside director” as defined by Section 162(m) of the Internal Revenue Code.
The Compensation Committee Charter is available for viewing in the “Investors” section of Molina Healthcare’s website, www.molinahealthcare.com, under the link, “Corporate Governance.”
Each committee has the authority to retain special consultants or experts to advise the committee, as the committee may deem appropriate or necessary in its sole discretion. From time to time, the compensation committee has retained a compensation consultant to provide the committee with comparative data on executive compensation and advice on Molina Healthcare’s compensation programs for senior management. For this purpose, the compensation committee engaged Exequity, LLP (“Exequity”) as its advisor since 2016.
Compliance and Quality Committee
The compliance and quality committee, together with the audit committee, assists the Board in its oversight of the Company’s compliance with applicable legal, regulatory, and quality requirements. Whereas the audit committee has oversight over matters of financial compliance (e.g., accounting, auditing, financial reporting, and investor disclosures), as to all other areas of compliance (“non-financial compliance”), the compliance and quality committee has oversight responsibility in the first instance. However, the two committees coordinate their review of major compliance matters, including the overall state of compliance, significant legal or regulatory compliance exposures, and material reports or inquiries from regulators. The compliance and quality committee also is responsible for overseeing the Company’s compliance and quality programs and assists the Board in the general oversight of the Company’s quality-related activities, policies, and practices that relate to promoting member health, providing access to cost-effective quality health care, and advancing safety and efficacy for members.

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The compliance and quality committee consists of Gov. Carruthers (Chair), and Mr. Wolf. John C. Molina also served as a member of such committee until his resignation from the Board on February 23, 2018.
The Compliance and Quality Committee Charter is available for viewing in the “Investors” section of Molina Healthcare’s website, www.molinahealthcare.com, under the link, “Corporate Governance.”
Information Technology and Cybersecurity Committee
The information technology and cybersecurity committee’s primary duties and responsibilities include but are not limited to the following: (i) enhancing the Board’s understanding and oversight of the systems (policies, controls, and procedure) that management has put in place to identify, manage, and mitigate risks related to cybersecurity, privacy, and disaster recovery, responding to incidents with respect thereto, and protecting critical infrastructure assets; (ii) providing a forum to review, evaluate, monitor, and provide feedback on technology related matters, including strategies, objectives, capabilities, initiatives, and policies; and (iii) performing such other tasks related to the oversight of the Company’s information technology cybersecurity functions as the Board may delegate to the committee from time to time. The committee has retained the services of independent experts to perform an evaluation of the security systems and present its report to the committee.
The information technology and cybersecurity committee consists of Mr. Cooperman (Chair), Mr. Orlando, and Mr. Schapiro, as well as the Company’s chief information officer and the Company’s chief security officer. Dr. Molina also served on the information technology and cybersecurity committee from July 26, 2017 to November 12, 2017.
The Information Technology and Cybersecurity Committee’s Charter is available for viewing in the “Investors” section of Molina Healthcare’s website, www.molinahealthcare.com, under the link, “Corporate Governance.”
Acquisitions and Capital Management Committee
The acquisitions and capital management committee (formerly the transaction committee) was disbanded in May 2017. During 2017 such committee consisted of Ms. Romney (Chair), Mr. Orlando, Mr. Wolf, and Mr. Schapiro. This committee was an advisory and oversight committee of the Board which was intended, among other things, to review and evaluate strategic acquisition opportunities of the Company and its subsidiaries, expansion/development projects, financings, refinancings, and other capital structure transactions identified by the Company’s management.
Meetings of the Board of Directors and Committees
During 2017, the Board of Directors met fifteen times, the audit committee met ten times, the corporate governance and nominating committee met five times, the compensation committee met eight times, the compliance and quality committee met four times, the information technology and cybersecurity committee met three times, and the acquisitions and capital management committee which was disbanded in May 2017 did not have any meetings.
Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of which he or she was a member in 2017, with the exception of Mr. Molina whose attendance was 74% of such meetings, and each director attended the 2017 annual meeting of stockholders held on May 10, 2017.

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Non-Employee Director Compensation
2017 Director Compensation
The compensation committee makes recommendations to the Board with respect to the compensation level of directors, and the Board determines the directors’ compensation. During 2017, the Company paid the non-employee directors the following cash compensation:

Non-Executive Director Fee	Non-executive directors received an annual cash retainer in the amount of $100,000.
Non-Executive Chairman of the Board Fee
Effective as of the date the non-executive chairman of the Board was appointed to such position on May 2, 2017, the non-executive chairman received an additional prorated cash fee, based on an annual fee of $175,000.

Independent Lead Director Fee (until May 2, 2017)
Until May 2, 2017, when the position of independent lead director was eliminated, the independent lead director received an additional cash fee prorated for the period January 1, 2017 to May 2, 2017, based on an annual fee of $30,000.

Vice Chair of the Board Fee
From May 2, 2017, when a vice-chair of the Board was appointed, to November 5, 2017, the vice-chair received an additional cash fee prorated for that period based on an annual fee of $60,000. Effective November 6, 2017, when the chief executive officer transition was completed, the vice-chair annual cash fee was reduced to $30,000.

Audit Committee Fee	The chairperson of the audit committee received an additional annual cash fee of $27,500, and each member received $15,000.
Corporate Governance and Nominating Committee Fees	The chairperson of the corporate governance and nominating committee received an additional cash fee of $22,500, and each member received $12,500.
Compensation Committee Fees	The chairperson of the compensation committee received an additional cash fee of $22,500, and each member received $12,500.
Compliance and Quality Committee Fees	The chairperson of the compliance and quality committee received an additional cash fee of $22,500, and each member received $12,500.
Information Technology and Cybersecurity Committee Fees	The chairperson of the information technology and cybersecurity committee received an additional cash fee of $11,250, and each member received $6,250.
Acquisitions and Capital Management Committee Fees
The chairperson of the acquisitions and capital management committee received an additional prorated cash fee based on an annual fee of $26,000, and each member received an additional prorated cash fee based on an annual fee of $24,000. Such amounts were prorated for the period January 1, 2017 to May 3, 2017, when the committee was disbanded.

The Company also reimburses its Board members for travel, food, and lodging expenses incurred in attending Board and committee meetings or performing other services for the Company in their capacities as directors. The Company also compensates its non-employee Board members $1,000 per diem for non-ordinary course Board and committee activity, excluding any educational events.
Directors who are employees of the Company or its subsidiaries do not receive any compensation for their services as directors. From January 1, 2017 to May 2, 2017, former director Dr. J. Mario Molina also served as our president and chief executive officer, and former director Mr. John C. Molina also served as our chief financial officer. Joseph M. Zubretsky, our current president and chief executive officer, was appointed as a director effective November 6, 2017.
In addition, to link the financial interests of the non-employee directors to the interests of the stockholders, encourage support of the Company’s long-term goals, and align director compensation to the Company’s performance, each non-employee director is granted an equity award with a total value of $220,000 for 2017-2018. One quarter of that amount, or $55,000 of restricted stock, was granted on the first day of each quarter (starting on July 1, 2017) based on the closing price of the Company’s stock on the grant date. The status of Dr. J. Mario Molina and Mr. John C. Molina changed from employee directors to non-employee directors on May 2, 2017, and as such, they each received a prorated equity grant on May 2, 2017, in addition to the quarterly grants thereafter. Such equity awards may be rounded up or down to account for fractional shares in the computation.

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2017 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Garrey E. Carruthers, Ph.D.	$138,125	$220,019	$—	$358,144
Daniel Cooperman (2)	$151,751	$222,019	$—	$373,770
Charles Z. Fedak	$127,500	$222,019	$—	$349,519
John C. Molina(3)	$74,688	$146,035	$—	$220,723
Joseph M. Molina(4)	$69,090	$146,035	$—	$215,125
Frank E. Murray(5)	$125,000	$220,019	$—	$345,019
Steven J. Orlando	$154,360	$220,019	$—	$374,379
Ronna E. Romney	$191,731	$220,019	$—	$411,750
Richard M. Schapiro	$149,432	$220,019	$—	$369,451
Dale B. Wolf (2)	$249,456	$220,019	$—	$469,475

(1)
The amounts reported as Stock Awards reflect the grant date fair value of restricted stock awards under the Company’s 2011 Equity Incentive Plan, in accordance with Accounting Standards Codification Topic 718, “Compensation - Stock Compensation.” Beginning on July 1, 2015, the non-employee directors compensation program described above provided for an annual equity award valued at $220,000 for each director, or $55,000 per quarter.

The amounts shown (other than for Dr. Molina and Mr. Molina) represent the aggregate grant date fair value of the awards, using the closing price of our common stock on January 1, 2017 of $54.26, April 1, 2017 of $45.60, July 1, 2017 of $69.18, and October 1, 2017 of $68.76. For Dr. Molina and Mr. Molina, the amounts shown represent the aggregate grant date fair value of the awards, using the closing price of our common stock on May 2, 2017 (the date on which their status changed from employee directors to non-employee directors) of $59.75, July 1, 2017 of $69.18, and October 1, 2017 of $68.76.

(2)	Messrs. Cooperman and Wolf each have fully vested options to purchase 15,000 shares of our stock at an exercise price of $33.02 per share which expire on March 11, 2023.

(3)	Mr. Molina served as a non-employee director from May 2, 2017 to February 23, 2018.

(4)	Dr. Molina served as a non-employee director from May 2, 2017 to December 12, 2017.

(5)
Dr. Murray served as a director until his retirement on November 6, 2017. The fees reflected in the table include $19,022 of compensation for consulting services provided by Dr. Murray from his retirement date, November 6, 2017, through December 31, 2017.

2018 Director Compensation
The compensation committee periodically reviews benchmarking assessments of director compensation at comparable companies. The compensation committee engaged Exequity as its compensation consultant to undertake the 2018 benchmarking assessment of director compensation. Exequity is the same compensation consultant that the committee engaged to perform the 2017 director and named executive officers compensation studies and the 2018 compensation study for the named executive officers.
The peer group used in the director compensation study was the same peer group used for the executive compensation study and consists of the following companies:

1. Acadia Healthcare Company, Inc.	8. Humana Inc.
2. Aetna, Inc.	9. Magellan Health, Inc.
3. Anthem, Inc.	10. Tenet Healthcare Corporation
4. Centene Corporation	11. Triple-S Management Corporation
5. Cigna Corporation	12. Universal Health Services, Inc.
6. Community Health Systems, Inc.	13. WellCare Health Plans, Inc.
7. DaVita Inc.
The director compensation study concluded that the total fees for the directors were moderately above the peer group median. The compensation committee decided to leave the directors’ 2018 compensation unchanged from the 2017 levels.

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Compensation Consultant Independence
The compensation committee used Exequity as its compensation consultant for the 2018 named executive officers’ and directors’ compensation studies. Exequity is the same compensation consultant that the compensation committee previously used for the 2017 named executive officers’ and directors’ compensation studies. The Company paid Exequity $157,814 for advisory compensation services provided to the Company during 2017. Other than the services provided to the Company by the consulting firm in connection with the compensation studies for the named executive officers and directors, the consulting firm does not provide any other services to the Company.
The compensation committee reviewed the independence of its compensation consultant in light of SEC rules and NYSE listing standards, including taking into account the following factors: (1) no other services being provided to the Company by the consulting firm; (2) fees paid by the Company as a percentage of the consulting firm’s total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the consulting firm and a member of the compensation committee; (5) any Company stock owned by the consulting firm; and (6) any business or personal relationships between the Company’s executive officers and the senior advisor. In light of these considerations, the compensation committee concluded that Exequity’s work for the committee was rendered on a fully independent basis, and involved no conflict of interest.
Information About the Executive Officers of the Company
The following persons were our executive officers at December 31, 2017. One of our directors, Mr. Joseph M. Zubretsky, was also also our chief executive officer during the year ended December 31, 2017. See above on page 7. Executive officers are appointed annually by the Board, subject to the terms of their employment agreements. Subsequent to December 31, 2017, Ms. Bayer retired as chief operating officer of the Company and Ms. Rubino was terminated by the Company without cause.
Mr. Joseph W. White, 59, has served as our chief financial officer since May 2017. He also served as our interim president and chief executive officer from May 2017 to November 2017. He had formerly served as our chief accounting officer and vice president of accounting since 2007 and 2003, respectively. In his role as chief financial officer, Mr. White is responsible for oversight of the Company’s accounting, reporting, forecasting, budgeting, actuarial, and treasury functions. Mr. White has over 30 years of financial management experience in the health care industry. Prior to joining the Company in 2003, Mr. White worked for Maxicare Health Plans, Inc. from 1987 through 2002. Mr. White holds a Master’s degree in Business Administration and a Bachelor’s degree in Commerce from the University of Virginia. Mr. White is a Certified Public Accountant.
Mr. Jeff D. Barlow, 55, has served as our chief legal officer and secretary since 2010. Prior to that, Mr. Barlow had served as vice-president, assistant corporate secretary, and associate general counsel of Molina Healthcare since 2004. As chief legal officer, Mr. Barlow is responsible for setting the overall legal strategy for the Company and its subsidiaries, and for providing legal counsel to senior management and the board of directors. Mr. Barlow has over 25 years of legal experience, including counseling clients regarding federal securities laws, corporate governance, mergers and acquisitions, and litigation. Mr. Barlow graduated from the University of Utah with a Bachelor of Arts degree in 1987 with a minor in Latin. Additionally, Mr. Barlow received his Juris Doctorate degree, cum laude, from the University of Pittsburgh School of Law in 1990, and his Master of Public Health degree from the University of California, Berkeley in 1995. Mr. Barlow is a member of the American Bar Association, California State Bar Association, Arizona State Bar Association, the American Health Lawyers Association, and the American Academy for the Advancement of Science.
Former Executive Officers
Ms. Terry P. Bayer, 67, served as our chief operating officer from November 2005 to February 2018. She had formerly served as our executive vice president, health plan operations since January 2005. Ms. Bayer has over 30 years of healthcare management experience, including staff model clinic administration, provider contracting, managed care operations, disease management, and home care. Since March 2014, Ms. Bayer has served as a director and member of the compensation and organization committee and since 2015 of the nominating and governance committee of California Water Service Group, the third largest investor-owned water utility in the United States. From 2006 to 2008 Ms. Bayer served on the board of Apria Healthcare Group Inc., a provider of home respiratory services and certain medical equipment. She holds a Juris Doctorate degree from Stanford University, a Master of Public Health degree from the University of California, Berkeley, and a Bachelor’s degree in Communications from Northwestern University.

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Ms. Lisa A. Rubino, 60, served as our senior vice president, Medicare & Duals Integration from 2013 to March 2018. In her role, Ms. Rubino was responsible for the overall strategic direction and implementation enterprise wide of Medicare. Previously, from 2012 to 2013, Ms. Rubino served as senior vice president of health plans - western region. From 2007 to 2012, Ms. Rubino was the president of the Company’s wholly-owned subsidiary, Molina Healthcare of California. Prior to joining the Company in 2007, Ms. Rubino was a member of the Blue Shield of California (formerly CareAmerica Health Plans) executive leadership team from 1997 to 2006. Ms. Rubino received her Master’s degree in Criminology from California State University, Long Beach, from where she also received her Bachelor’s degree in Criminology.
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes and explains the elements of the compensation paid to our named executive officers for 2017. In addition, this CD&A describes the objectives of the Company’s compensation programs, including what each program is designed to reward, and why the Company chose to pay or not to pay a particular compensation element.
The compensation committee of the Board of Directors has primary responsibility for overseeing and reviewing the design and structure of the Company’s compensation programs. The compensation committee is directly responsible for evaluating the performance of, and determining the compensation paid to, our chief executive officer. In addition, prior to the termination of our former chief financial officer in May 2017, because he is the sibling of our former president and chief executive officer, the compensation committee was also directly responsible for evaluating the performance of, and determining the compensation paid to, our former chief financial officer. The compensation committee also reviews and approves the compensation paid to our other senior executive officers as recommended by the chief executive officer, taking into consideration: (a) pre-established performance goals and objectives, (b) the Company’s performance, (c) strategic leadership in furtherance of the Company’s long term strategies, (d) market comparables of an appropriate peer group, and (e) the Company’s overall compensation objectives and policy.
After considering feedback received last year from our stockholders about our compensation program, we responded by making several changes for 2018 to: (i) simplify the compensation program by reducing the number of performance metrics in our incentive plans, (ii) recalibrate target total compensation opportunities for our executives such that these are positioned more closely to median target total compensation opportunities among relevant peer executives (see “The Company’s Compensation Philosophy” below), and (iii) make our disclosure more transparent by more clearly delineating the difference between compensation opportunities and the amounts actually paid to our named executive officers.
This CD&A is focused on the compensation paid for 2017 to our current president and chief executive officer, our former interim president and chief executive officer and current chief financial officer, and our chief legal officer and secretary, as follows:

•	Joseph M. Zubretsky, president and chief executive officer;

•	Joseph W. White, chief financial officer, and former interim president and chief executive officer; and

•	Jeff D. Barlow, chief legal officer and secretary.
This CD&A also separately describes the compensation and severance benefits paid to four additional executive officers who are no longer employed by the Company, as follows:

•	Dr. J. Mario Molina, former president and chief executive officer;

•	John C. Molina, former chief financial officer;

•	Terry P. Bayer, former chief operating officer; and

•	Lisa A. Rubino, former senior vice president of Medicare & Duals Integration.
Collectively, these seven executive officers were our “named executive officers” in 2017. The employment of Ms. Bayer and Ms. Rubino terminated after December 31, 2017. The three named executive officers who are currently employed by the Company are referred to herein as our “current named executive officers,” and the four named executive officers who are no longer employed by the Company are referred to herein as our “former named executive officers.” Because the principal compensation paid to the former named executive officer founders relates to their severance benefits, we discuss their compensation herein separately.

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Termination of Named Executive Officer Founders
On May 2, 2017, after several disappointing quarters in which the Company underperformed relative to internal financial metrics and to the managed care sector as a whole, the Board terminated the employment of Dr. J. Mario Molina, former president and chief executive officer, and John C. Molina, former chief financial officer. These terminations were without “cause” as such term is defined in their employment agreements. Our former chief accounting officer, Joseph W. White, was promoted to chief financial officer and interim president and chief executive officer, while the Board launched a search for a permanent president and chief executive officer. Effective as of November 6, 2017, Joseph M. Zubretsky was named president and chief executive officer of the Company. Since May 2017, the executive management team has been significantly restructured, with the employment of three of the five named executive officers having been terminated by the Company without cause, the retirement of one of the named executive officers, and the appointment of a new president and chief executive officer.
Dr. J. Mario Molina and John C. Molina are the sons of the Company’s founder, Dr. C. David Molina, and had served in their executive officer positions since before the time of the Company’s initial public offering in July 2003 (the “IPO”). Dr. Molina and Mr. Molina entered into their agreements with the Company in January 2002. Among other things, their employment agreements contained favorable severance provisions, including providing for the acceleration of all equity compensation in the event of their termination without cause. These employment agreements were amended and restated in December 2009 to address certain technical rules pertaining to deferred compensation under Section 409A of the Internal Revenue Code. Their employment agreements were again amended and restated in March 2016 in order to remove the tax gross-up provisions in the event of their termination without cause. However, as a condition to the relinquishment of their tax gross-up rights, Dr. Molina and Mr. Molina required that the base salary multiplier upon their termination without cause be increased to a multiple factor of 4X, and that the favorable equity compensation acceleration benefits as established in January 2002 remain in place until the time of their termination.
Upon the Board’s termination of Dr. Molina’s and John C. Molina’s employment on May 2, 2017, these severance provisions were triggered. Pursuant to the terms of Dr. Molina’s employment agreement, Dr. Molina received as severance: (i) $5,000,000, representing the amount equal to 400% of Dr. Molina’s base salary of $1,250,000 in effect as of his termination date, (ii) $625,000, representing Dr. Molina’s pro rata bonus, and (iii) $65,000, representing 18 months of health and welfare benefits. In addition, Dr. Molina received 100% vesting of all outstanding equity compensation previously granted to him, including all performance-based equity compensation awards, despite the non-achievement of most of those performance-based awards.
Pursuant to the terms of John C. Molina’s employment agreement, Mr. Molina received as severance: (i) $3,600,000, representing the amount equal to 400% of $900,000, which was Mr. Molina’s base salary in effect as of his termination date, (ii) $375,000, representing Mr. Molina’s pro rata bonus, and (iii) $65,000, representing 18 months of health and welfare benefits. In addition, Mr. Molina received 100% vesting of all outstanding equity compensation previously granted to him, including all performance-based equity compensation awards, despite the non-achievement of most of those performance-based awards.
The total value of the severance payments made in 2017 were: (i) in the case of Dr. J. Mario Molina, $22,962,073, and (ii) in the case of John C. Molina, $10,675,462.
Retirement of Chief Operating Officer
On February 2, 2018, Terry P. Bayer retired from her position as the Company’s chief operating officer. In consideration of her years of service on behalf of the Company and her execution of a release of claims and covenant not to sue, Ms. Bayer’s retirement was deemed by the compensation committee to constitute a termination without cause for purposes of determining her eligibility to receive severance benefits pursuant to her employment agreement dated as of June 14, 2013. Accordingly, Ms. Bayer’s received as severance a cash payment equal to $808,333, subject to applicable withholding, which is the sum of (i) $700,000, representing an amount equal to 100% of $700,000, which was Ms. Bayer’s base salary in effect as of February 2, 2018, the date of her retirement, (ii) $58,333, representing Ms. Bayer’s pro rata termination bonus for one month, and (iii) $50,000 for health and welfare benefits. In addition, Ms. Bayer received 100% vesting of all outstanding time-based equity compensation previously granted to her (29,208 shares) and 100% vesting of the performance-based equity compensation previously granted to her where the performance conditions had actually been satisfied (10,596 shares). Pursuant to the terms of her employment agreement, all outstanding non-vested performance-based equity compensation previously granted to Ms. Bayer for which the relevant performance conditions had not been satisfied were forfeited.

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Termination of Senior Vice President of Medicare & Duals Integration
On March 2, 2018, the Company terminated without cause the employment of Lisa A. Rubino, our former Senior Vice President of Medicare & Duals Integration. Upon termination, pursuant to her employment offer letter, upon delivery to the Company of a waiver and release in favor of the Company, Ms. Rubino is entitled to receive payments in the aggregate amount of $525,703 representing the sum of (i) $500,000, her annual base salary as of the date of her termination, and (ii) $25,703, representing 12 months of COBRA payments, multiplied by 1.5 to reflect a tax gross-up. All of Ms. Rubino’s restricted stock awards outstanding as of the date of her termination were forfeited.
Lack of Achievement of Most 2017 Pay-for-Performance Metrics
Given the Company’s poor financial performance prior to changes in executive management, most of the pay-for-performance compensation metrics established for 2017 were not achieved during the year. Based on our pay-for-performance compensation philosophy, the compensation paid to our named executive officers (other than for Dr. Molina and John C. Molina for whom vesting of performance-based stock awards was accelerated as required by the terms of their employment agreements) was negatively impacted by 2017 financial performance in the following ways:

•	No cash amounts were paid under the Company’s short-term cash incentive bonus program for 2017 that consisted 65% of a net income measure and 35% of a discretionary bonus;

•	No equity compensation vested in connection with the targets established in 2015 and 2016 for 2017 net profit margin of 1.5%;

•	No equity compensation vested in connection with the target established in 2015 for 2017 pre-tax income; and

•	No performance stock units vested in connection with the target established in 2017 for 2017 net profit margin of 0.5%.
Additionally, the equity compensation awards that were subject to vesting based on the quality metric of achieving an improvement in Star ratings of 0.5 Stars or greater for each of two separate health plans from the levels of the previous year, with no decline in the then-existing average Star rating across all remaining health plans, did not vest.
The following equity compensation awards vested in 2018 for the specified metric achievements:

•	2017 annual premium revenues, net of acquisitions;

•	2015-2017 three-year TSR above the median of our peer group; and

•	Expansion in 2017 into the states of Mississippi and Idaho.
For 2018 and future years, the Company intends to significantly reduce the number of its long-term equity compensation metrics and simplify the design of its long-term incentive programs.
The Company’s Compensation Philosophy
2017 Compensation Philosophy.(1) In 2017, the Company’s compensation philosophy was to endeavor to pay our management team competitively within the marketplace in a manner that would ensure personnel are properly motivated to increase profitability and stockholder value. To that end, the 2017 total compensation opportunities for the Company’s executives were generally targeted between median and 75th percentile relative to peer executives. Our strategy in setting 2017 executive compensation was to pay our named executive officers base salaries at competitive market rates as determined by peer group comparisons, and to use the majority of both short-term and long-term incentive compensation to pay for actual financial performance. In designing performance and equity compensation vesting metrics for both our 2017 short-term cash bonus and long-term equity based incentive compensation, the compensation committee focused particularly on the achievement of various elements of our three-year strategic plan.
(1) The compensation committee revised the Company’s compensation philosophy for 2018. Rather than targeting compensation between the median and 75th percentile relative to peer executives, we will now target compensation at or near the median, with actual compensation positioned below median when performance is below target, and closer to or even above 75th percentile when performance is strong. We believe that this approach is more consistent with our overarching pay-for-performance philosophy.

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For 2017, the target total compensation opportunity for our named executive officers was reduced from the historical 75th percentile of our peer group objective to the level at or below the median compensation of our peer group. Actions taken by the compensation committee in 2017 have resulted in target total compensation opportunities that are now generally more comparable with peer benchmark median figures than had historically been the case, specifically:

•
The compensation committee recalibrated the Company’s executive compensation philosophy by generally increasing cash compensation, decreasing target long-term incentives value, and increasing potential long-term incentive upside opportunity when results are substantially in excess of targets; and

•
The Board restructured the senior management team, replacing two of the five named executive officers with executives whose target total compensation opportunities are positioned closer to relevant peer benchmark median opportunities.

Reflecting the recalibrated compensation philosophy, and subject to some variation by individual, target total compensation opportunities for the Company’s named executive officers in aggregate now rest close to peer median benchmarks. This relative positioning is reasonably consistent across all elements of pay.
Compensation Best Practices

What We Do	What We Don’t Do
Maintain stock ownership guidelines for directors and executive officers. In early 2018, such guidelines were revised to increase the ownership holdings to four (4) times the annual cash retainer for directors.
No guaranteed bonuses.
Have an incentive compensation clawback policy.	No gross-ups on excise taxes.
Enforce restrictions on “pledges” of shares of Company stock by directors and executive officers.	Do not grant discounted stock options.
Restrict hedging transactions by directors and executive officers.	Do not permit repricing of stock options without stockholder approval.
Engage an independent compensation consultant.	Do not provide above-market earnings on deferred compensation.
Provide very limited perquisites.
Provide for director equity award limits in our equity incentive plan.
Elements of Compensation
Primary Elements of Compensation. The Company’s compensation program consists of three primary elements: (i) base salary; (ii) annual short-term performance-based cash bonus awards; and (iii) long-term incentive compensation, including both a performance-based vesting component and a time-based vesting component. Additional compensation elements include various benefit plans, such as a 401(k) and deferred compensation plan, and severance and change in control benefits. In certain special instances, such as in the case of the recruitment of senior executives like Mr. Zubretsky, the Company may be willing to offer a sign-on bonus and/or a substitutive equity award.
Retirement Plans. The Company does not maintain a retirement pension plan. However, the named executive officers are eligible to participate in the Molina 401(k) Salary Savings Plan. The purpose of this program is to provide all Molina Healthcare employees with tax-advantaged savings opportunities and income after retirement. Eligible pay under the plans is limited to Internal Revenue Code annual limits. The Company makes a dollar-for-dollar match on the first four percent (4%) of salary electively deferred under the 401(k) Plan by all participants.
Deferred Compensation Plan. The Company has established an unfunded non-qualified deferred compensation plan for certain key employees, including the named executed officers. Under the deferred compensation plan, eligible participants can defer up to 100% of their base salary and up to100% of their bonus to provide for tax-deferred growth. Eligible participants under the deferral program may select from approximately fifteen investment options representing a broad array of asset classes and spectrum of risk profiles.
Employee Stock Purchase Plan. With the exception of our former chief executive officer and our former chief financial officer who were not eligible due to their possession of more than five percent of our voting common stock as determined under Section 424(d) of the Internal Revenue Code, the named executive officers are eligible to participate in the Company’s 2011 Employee Stock Purchase Plan, on an equal basis with all other employees. The

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Employee Stock Purchase Plan allows eligible employees to purchase from the Company shares of its common stock at a 15% discount to the market price during the successive six-month offering periods under the plan.
Health and Insurance Benefits. With limited exceptions, the Company supports providing benefits to named executive officers that are substantially the same as those offered to salaried employees generally. The named executive officers are eligible to participate in Company-sponsored benefit programs on the same terms and conditions as those made available to salaried employees generally. Basic health benefits, life insurance, disability benefits, and similar programs are provided to ensure that employees have access to healthcare and income protection for themselves and their family members.
Severance and Change in Control Benefits. We have entered into employment agreements with all but one of our named executive officers pursuant to which they are eligible under certain circumstances for severance and change in control benefits. The severance and change in control payments and benefits provided under the employment agreements are independent of other elements of compensation. Additionally, the named executive officers are eligible for certain benefits provided for in the event of termination of employment within 24 months of a change in control under the Company’s Change in Control Severance Plan established for employees of the Company with positions of vice-presidents and above. A description of the material terms of our severance and change in control arrangements can be found later in this proxy statement under “Potential Payments Upon Change in Control or Termination.” The compensation committee believes that severance and change in control benefits are necessary to attract and retain senior management talent. Our agreements are designed to attract key employees, preserve executive morale and productivity, and encourage retention in the face of the potentially disruptive impact of an actual or potential change in control. We believe these benefits allow executives to assess potential takeover bids objectively without regard to the potential impact on their own job security.
Perquisites and Other Personal Benefits. The Company does not provide named executive officers with any material perquisites or other personal benefits.
Executive Pay Study for 2017
To evaluate the compensation levels of the Company’s named executive officers in relation to the compensation levels of executives employed by the Company’s industry peers, the compensation committee engaged Exequity, a compensation advisory services firm, to conduct a total compensation study with respect to the Company’s named executive officers for 2017 (the “2017 Compensation Study”). Exequity reports directly and exclusively to the compensation committee with respect to executive compensation matters.
In its 2017 Compensation Study, Exequity used a 12-company peer group consisting of seven publicly traded managed care companies, three health care facilities, and two health care service companies, as follows:

1. Centene Corporation	7. Team Health Holdings, Inc.
2. Cigna Corporation	8. Tenet Healthcare Corporation
3. Community Health Systems, Inc.	9. Triple-S Management Corporation
4. DaVita HealthCare Partners Inc.	10. Universal American Corp.
5. Humana Inc.	11. Universal Health Services, Inc.
6. Magellan Health, Inc.	12. WellCare Health Plans, Inc.
Based on the findings of the 2017 Compensation Study, the compensation committee increased the named executive officers’ 2017 base salaries and materially decreased the grant value of the long-term incentives granted in 2017, resulting in substantial reduction of target total compensation opportunities which are now close to peer median benchmarks for the current named executive officers. The 2017 long-term incentive awards were set slightly above the median, with the exception of Dr. Molina (our former president and chief executive officer), whose level was near the median. The compensation committee left unchanged from the 2016 levels the target short-term cash bonus opportunity as a percent of salary for all of the named executive officers, except for Mr. White. His target short-term cash bonus opportunity was increased from 90% to 100% of his base salary in May 2017 in connection with Mr. White’s change in position from chief accounting officer to chief financial officer. Additionally, the 2017 equity compensation was made subject to multiple-year profit margin targets and achievement of certain business development targets that are consistent with the Company’s achievement of its long-term strategic plan.

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Special Compensation in Connection with 2017 Recruitment of Mr. Zubretsky as President and Chief Executive Officer
In late 2017, in order to induce Mr. Zubretsky to join the Company as its new president and chief executive officer, the compensation committee agreed to pay Mr. Zubretsky as a sign-on bonus a lump sum cash amount of $4 million, less applicable withholding taxes. In the event that prior to the second anniversary of his start date Mr. Zubretsky’s employment terminates by reason of a termination by the Company for “cause” (as defined in the employment agreement) or Mr. Zubretsky’s resignation without “good reason” (as defined in the employment agreement), Mr. Zubretsky will be required to repay the Company a prorated portion of the sign-on bonus payment. In addition, as a further inducement to join the Company, Mr. Zubretsky was granted an option to purchase 375,000 shares of the Company’s common stock. The stock option vests in equal annual installments over three years, on each of October 9, 2018, October 9, 2019, and October 9, 2020, subject to his continued employment with the Company on each vesting date.
Base Salary
The objective of base salary is to reflect the executive’s fundamental job responsibilities. The base salary of our named executive officers is the only element of their compensation that is fixed and predetermined. In 2017, the named executive officers were paid competitive base salaries determined by the evaluation of several factors, including the base salary levels of corresponding officers at peer companies as determined based on the 2017 Compensation Study, critical skills, job history, and unique roles or abilities of the executive. The 2017 and 2016 base salaries for the current named executive officers, as well as the changes in such base salaries from the 2016 to the 2017 levels, are reflected in the table below. The base salaries of the named executive officers (other than Mr. Zubretsky) were increased in 2017 in light of the substantial reduction in the value of their long-term incentive awards.
Base Salary - Current Named Executive Officers

	Base Salary
Current Named Executive Officer	2017	2016	Change ($)	Change (%)
Joseph M. Zubretsky, President and Chief Executive Officer	$1,300,000	N/A	N/A	N/A
Joseph W. White, Chief Financial Officer and Former Interim President and Chief Executive Officer(1)	$650,000	$538,000	$112,000	20.82%
Jeff D. Barlow, Chief Legal Officer and Secretary	$550,000	$525,000	$25,000	4.76%
(1) Mr. White held the position of chief accounting officer until May 2, 2017. Effective as of January 1, 2017, Mr. White’s annual base salary for such position was increased to $600,000 from his 2016 annual base salary of $538,000, representing an increase of 11.52%. Effective May 2, 2017, Mr. White was promoted to chief financial officer, and his annual base salary for such position was increased from $600,000 to $650,000, representing an increase of 8.33%. The Company and Mr. White entered into an amended and restated employment agreement in June 2017, effective as of May 2, 2017, pursuant to which Mr. White is entitled to an annual base salary of $650,000 as compensation for his role as chief financial officer and was entitled to an additional monthly special salary of $100,000 for his role as interim president and chief executive officer from May 2, 2017 to November 6, 2017.
The 2017 base salaries for the former named executive officers were increased as follows, in connection with the restructuring of their respective total compensation package, which included a substantial decrease of their respective long term-incentives:

•	Dr. Molina’s base salary was increased to $1,250,000 from the 2016 base salary of $1,170,000;

•	Mr. Molina’s base salary was increased to $900,000 from the 2016 base salary of $878,000;

•	Ms. Bayer’s base salary was increased to $700,000 from the 2016 base salary of $644,000; and

•
Ms. Rubino’s base salary was increased to $500,000 from the 2016 base salary of $476,826 (Ms. Rubino was not a named executive officer at the time of the 2017 Compensation Study, and thus her compensation was not part of that study).

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Annual Short-Term Performance-Based Cash Bonus Awards
Our compensation program provides for an annual cash bonus that is entirely performance linked. The objective of the program is to compensate executives based on the achievement of specific and objective annual goals that are intended to correlate closely with the growth of stockholder value.
In February 2017, the compensation committee established short-term cash bonus opportunity levels and measures for the current named executive officers (other than Mr. Zubretsky) as follows:

•
Mr. White’s target bonus opportunity was set at 90% of his base salary in connection with his position as chief accounting officer (and later increased to 100% of his base salary in connection with his change in position to chief financial officer); and

•	Mr. Barlow’s target bonus opportunity was set at 90% of his base salary.
The target bonus opportunities for the former named executive officers were as follows:

•	Dr. Molina’s target bonus opportunity was set at 150% of his base salary;

•	Mr. Molina’s target bonus opportunity was set at 125% of his base salary;

•	Ms. Bayer’s target bonus opportunity was set at 100% of her base salary; and

•
Ms. Rubino’s target bonus opportunity was set at 50% of her base salary (Ms. Rubino was not a named executive officer at the time the compensation committee established the short-term cash bonus opportunity levels, and thus her target bonus opportunity was not evaluated by the compensation committee).

Mr. Zubretsky, who joined the Company as president and chief executive officer in November 2017, was not eligible to receive an annual short-term cash bonus for fiscal year 2017.
The 2017 bonus performance measures for Mr. White, Mr. Barlow, Dr. Molina, Mr. Molina, and Ms. Bayer were based 65% on a fiscal year 2017 net income metric, and 35% on the discretion of the compensation committee, as follows:

•
65% of the bonus opportunity shall be based on the Company’s net income achievement for its 2017 fiscal year. The fiscal year 2017 net income bonus shall be based on the entry level achievement of at least $84 million in net income. The achievement of $84 million in net income in 2017 shall trigger the payout in cash of this bonus element at the 50% level; achievement of $120 million shall trigger payout at the 100% level; and achievement of $156 million shall trigger maximum payout at the 200% level. Under all circumstances payout shall be capped at the 200% level. The actual cash bonus payout amounts for achievement within the specified points along the net income range shall be interpolated linearly between the specified points.

•
35% of the bonus opportunity shall be subject to the discretion of the compensation committee, and shall be based upon the consideration by the committee of a wide variety of factors, including, for purposes of illustration (but not limited to), such factors as: (1) completing the organizational development effort and filling key executive roles; (2) developing a long-term strategic plan for Medicare and Direct Delivery; (3) increasing quality revenues from the state health plans; (4) improving our claims payment metrics and overall claims systems; (5) improving our Star metrics; and (6) miscellaneous other factors as may be identified by the compensation committee in the exercise of its discretion. As with the net income metric, payment of the discretionary bonus shall be capped at the 200% level.

•
The 65% net income bonus metric and the 35% discretionary bonus shall be determined and paid independently. Entry level achievement of the net income metric shall not serve as a condition for any partial or full payment of the discretionary bonus.

Because the Company did not achieve the 2017 net income entry level of $84 million, no cash bonus was paid based on the net income metric. Additionally, due to the Company’s unsatisfactory financial performance in 2017, the compensation committee decided not to award any portion of the 35% discretionary bonus to the named executive officers.
The following table sets forth the fiscal year 2017 base salary levels, along with the two bonus elements determined by the compensation committee for the Company’s named executive officers who were eligible to receive a cash bonus in 2017.

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Bonus Opportunity - Current Named Executive Officers

Current Named Executive Officer	Base Salary	Target Bonus Opportunity (% of Base Salary)	Target Net Income Bonus Opportunity (65% of Baseline Bonus Opportunity)	Discretionary Bonus Opportunity (35% of Target Bonus Opportunity)	Bonus Paid
Joseph W. White
Chief Financial Officer and Former Interim Chief Executive Officer (1)	$650,000	100%	$422,500	$227,500	$0
Jeff D. Barlow
Chief Legal Officer and Secretary	$550,000	90%	$321,750	$173,250	$0

(1)
The Company and Mr. White entered into an amended and restated employment agreement in June 2017, effective as of May 2, 2017, pursuant to which Mr. White is entitled to an annual base salary of $650,000 as compensation for his role as chief financial officer and was entitled to an additional monthly special salary of $100,000 for his role as interim president and chief executive officer. Further, effective as of May 2, 2017, in connection with his role as chief financial officer, Mr. White’s target bonus opportunity was increased from 90% of his base salary to 100% of his base salary. Mr. White served as interim president and chief executive officer from May 2, 2017 to November 6, 2017.

Long-Term Equity-Based Incentive Compensation Awards
The majority of the total compensation package for the named executive officers for 2017 was based on long-term incentives designed to align the financial interests of our named executive officers with the long-term financial interests of our stockholders. In those instances where the relevant long-term performance metric is not achieved, the equity-based compensation does not vest, and thus the compensation is not realized by the executive officers.
Our new president and chief executive officer, Mr. Zubretsky, and our former senior vice president, Medicare & Duals Integration, Ms. Rubino, were not named executive officers in 2016 as of the time of the Company’s annual long-term incentive award cycle, and their long-term incentives granted in 2017 were structured differently than for the other named executive officers.

•
Mr. Zubretsky’s employment with the Company commenced on November 6, 2017. In connection with his employment, Mr. Zubretsky was granted an option to purchase 375,000 shares of the Company’s common stock with an exercise price per share of $67.33. The stock option vests in equal annual installments over three years, on each of October 9, 2018, October 9, 2019, and October 9, 2020, subject to his continued employment with the Company on each vesting date. The Company does not generally grant options to executive officers, but it did so for Mr. Zubretsky as an inducement for him to accept employment with the Company, and to compensate him for the forgone value of options granted to him by his previous employer and to immediately enhance the alignment of Mr. Zubretsky’s interests with those of our stockholders.

•
For 2017, Ms. Rubino’s long-term incentive consisted of a restricted stock award of 12,146 shares of the Company’s common stock subject to vesting in equal annual installments over four years, on each of March 1, 2018, March 1, 2019, March 1, 2020, and March 1, 2021.

For 2017, these long-term incentives for our named executive officers, excluding Mr. Zubretsky and Ms. Rubino, took the form of a combination of performance stock units and restricted share awards subject to time vesting, with the following grant date values:
Current Named Executive Officers

	2017 Equity Compensation(1)
	Target PSUs		Shares
Current Named Executive Officer	Amount ($)	Number (#)	Amount ($)	Number (#)
Joseph W. White, Chief Financial Officer and Former Interim President and Chief Executive Officer	$1,216,030	24,616	$684,042	13,847
Jeff D. Barlow, Chief Legal Officer and Secretary	$832,044	16,843	$468,016	9,474

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Former Named Executive Officers

	2017 Equity Compensation(1)
	Target PSUs		Shares
Former Named Executive Officer	Amount ($)	Number (#)	Amount ($)	Number (#)
Dr. J. Mario Molina, Former Chief Executive Officer	$5,120,014	103,644	$2,880,020	58,300
John C. Molina, Former Chief Financial Officer	$1,760,023	35,628	$990,025	20,041
Terry P. Bayer, Former Chief Operating Officer	$1,408,048	28,503	$792,030	16,033

(1)
Generally, the grant date fair value presented does not correspond to the actual value that the named executive officers will realize from the award. In particular, the actual value of performance stock awards (PSAs) received is different from the accounting expense because such awards depend on the Company’s performance. In accordance with SEC rules, the aggregate grant date fair value of the PSAs presented above is calculated based on the most probable outcome of the performance conditions as of the grant date, which, for the PSAs, was target performance.

In order to better align management compensation with the achievement of long-term strategic goals of the Company, the compensation committee agreed that 64% of the long-term incentive award shall be in the form of performance stock units (PSUs). Within that 64%, 44% of the total long-term incentive award (or approximately 69% of target PSUs value) was tied to net profit margin for each of the years 2017 through 2019, and 20% was tied to certain expansion metrics from 2017 through 2019. The balance of 36% of the total long-term incentive award consisted of time-vested restricted stock awards, vesting in equal tranches over three years.
A detailed schedule and graph of the equity awards granted in 2017 to each of the above-listed named executive officers is set forth below.

	Target Performance Stock Units (#)					Restricted Stock Awards (#)
		Net Profit Margin			2017-2019 Expansion Metric	Time Vesting Over 3‑Years
Named Executive Officer	Total	2017(1)	2018	2019
Joseph W. White(2)	24,617	5,769	5,769	5,385	7,694	13,847
Jeff D. Barlow	16,844	3,948	3,948	3,684	5,264	9,474
J. Mario Molina(3)	103,644	24,292	24,292	22,672	32,388	58,300
John C. Molina(3)	35,628	8,350	8,350	7,794	11,134	20,041
Terry P. Bayer	28,503	6,680	6,680	6,235	8,908	16,033

(1)	The 2017 net profit margin was not achieved, and as a result the PSUs subject to this metric did not vest.

(2)
In addition to the restricted stock reflected in the table, on June 5, 2017, Mr. White received a restricted stock award of 15,008 shares vesting over three (3) years, on each of June 5, 2018, June 5, 2019, and June 5, 2020, as compensation for his role as interim president and chief executive officer from May 2, 2017 to November 7, 2017.

(3)
On May 2, 2017, Dr. Molina’s and Mr. Molina’s employment were terminated by the Company without “cause,” as such term is defined in their employment agreements. Under their respective amended and restated employment agreement, they were each entitled to receive full vesting of all equity compensation. Accordingly, all of the 2017 grants awarded to each of Dr. Molina and Mr. Molina vested in full.

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As described above, the 64% element of the long-term incentive awards consisting of PSUs was further broken down and allocated into four separate elements, each further described below, as follows:

•	15% element for a 2017 PSU metric related to net profit margin;

•	15% element for a 2018 PSU metric related to net profit margin;

•	14% element for a 2019 PSU metric related to net profit margin; and

•	20% element for a multi-part metric in any of 2017, 2018, or 2019 related to expansion/growth of the Company.
2017 Performance Units Compensation Metrics. The first 15% PSU element metric was related to the achievement of net profit margin in fiscal year 2017 of at least 0.5%. The entry point for the metric was at 0.5% net profit margin; target achievement was at 0.75% net profit margin; and full achievement was at 1.0% net profit margin. Achievement of the entry point would have resulted in 50% vesting of the PSUs subject to this metric; target achievement would have resulted in 100% vesting of the PSUs; and full achievement would have resulted in 200% vesting of the PSU grant. Intermediate achievement within the range would have resulted in the vesting of that number of PSUs as was proportional to the level of achievement within the range; all amounts are interpolated linearly between the end points of the range. If the metric had been achieved to any degree, the PSUs would have vested on March 1, 2018. Performance of this first PSU metric was not achieved and thus the PSUs subject to this metric did not vest.
2018 Performance Units Compensation Metrics. The second 15% PSU metric was related to the achievement of net profit margin in fiscal year 2018 of at least 1.0%. The entry point for the metric is at 1.0% net profit margin; target achievement shall be at 1.25% net profit margin; and full achievement is at 1.5% net profit margin. Achievement of the entry point will result in 50% vesting of the PSUs subject to this metric; target achievement will result in 100% vesting of the PSUs; and full achievement will result in 200% vesting of the PSU grant. Intermediate achievement within the range will result in the vesting of that number of PSUs as is proportional to the level of achievement within the range; all amounts will be interpolated linearly between the end points of the range. If this second PSU metric is achieved to any degree, the PSUs will vest on March 1, 2019.
2019 Performance Units Compensation Metrics. The third 14% PSU metric was related to the achievement of net profit margin in fiscal year 2019 of at least 1.5%. The entry point for the metric is at 1.5% net profit margin; target achievement is at 1.75% net profit margin; and full achievement is at 2.0% net profit margin. Achievement of the entry point will result in 50% vesting of the PSUs subject to this metric; target achievement will result in 100% vesting of the PSUs; and full achievement will result in 200% vesting of the PSU grant. Intermediate achievement within the range will result in the vesting of that number of PSUs as is proportional to the level of achievement within the range; all amounts will be interpolated linearly between the end points of the range. If this third PSU metric is achieved to any degree, the PSUs will vest on March 1, 2020.
2017-2019 Performance Units Compensation Metrics. The final 20% of the total 64% PSU number is conditioned upon the Company’s closing on a Board-approved acquisition in a new state, winning an RFP in a new

Molina Healthcare, Inc. 2018 Proxy Statement | 31

state (including winning an RFP for Molina Medicaid Solutions, or winning an RFP for a new Medicaid product line in an existing state), or achieving a 10% year-over-year annual growth in Medicare enrollment (including enrollees in Medicare-Medicaid duals programs). However, the next two expansion achievements from and after March 1, 2017 were subject to the expansion targets previously identified as target metrics in the 2016 compensation cycle (meaning the second and third such achievements after the Today’s Options of New York, Inc. acquisition, which represented the first such achievement; thus, this metric shall first be triggered with the fourth such achievement after 2016).  SNP or Marketplace/Exchange entry, or a capabilities-based acquisition, do not count towards satisfaction of this performance metric. In the event the Company achieves this metric in fiscal years 2017, 2018, or 2019, upon the first such achievement (meaning the fourth such achievement after 2016), 50% of the PSUs subject to this metric will vest. Upon the second such achievement (meaning the fifth such achievement after 2016), 100% of the PSUs subject to this metric will vest. Upon the third such achievement (meaning the sixth such achievement after 2016), 200% of the PSUs subject to this metric will vest. All PSU awards will be settled by the issuance of shares of common stock of the Company equal to the number of PSUs as described herein. Partial vesting of this PSU award may be made on March 1st of each of 2018, 2019, or 2020, as applicable, following the relevant level of achievement, whether entry, target, or full. No PSUs subject to this final PSU metric shall vest sooner than March 1, 2018.
Time Vested Equity Compensation. As described above, 36% of the long-term incentive awards were granted as shares of restricted stock subject to time vesting. The number of time-vesting shares were fixed as of the date of determination of March 1, 2017, and were not subject to increase to the 200% level as with the PSUs. These shares of restricted stock were granted on March 1, 2017, subject to vesting in one-third increments over three years, on each of March 1, 2018, March 1, 2019, and March 1, 2020.
2015-2016 Long-Term Incentive Awards Achievement Status
The following provides a status summary with respect to the portions of the stock awards made to the named executive officers in 2015 and 2016, with vesting based on the achievement or non-achievement of performance metrics determined for the respective period ended December 31, 2017. If the respective metric was not achieved, the portion of the stock awards based on that metric did not vest, and such portion was forfeited, further reflecting the Company’s pay-for-performance compensation philosophy.
2015 Equity Compensation
In 2015, our named executive officers received potential equity compensation opportunities, a portion of which was subject to vesting based on 2017 performance metrics as reflected in the table below.

Named Executive Officer	2015 Target # of Performance Shares Subject to Vesting Based on 2017 Metrics		2017 Annual Premium Revenue	2017 Net Profit Margin	2017 Pre-Tax Income	Three-Year TSR
	TOTAL	VESTED	VESTED	NOT VESTED	NOT VESTED	VESTED
Joseph W. White, Chief Financial Officer	9,048	4,524	2,262	2,262	2,262	2,262
Jeff D. Barlow, Chief Legal Officer and Secretary	7,540	3,770	1,885	1,885	1,885	1,885
Terry P. Bayer, Former Chief Operating Officer	11,460	5,730	2,865	2,865	2,865	2,865
The 2015 equity awards were divided into eight (8) separate elements, four (4) of which, representing 40% of the awards, were not determinable until the end of the three-year period ended December 31, 2017.

•
10% of the 2015 stock awards was based on the Company’s 2017 annual premium revenue achievement, with an entry point of $15.0 billion in annual premium revenues, excluding acquisitions after April 1, 2015, and full achievement at $16 billion in annual premium revenues, excluding acquisitions after April 1, 2015. This performance metric was fully achieved in 2017 and the stock vested.

•
The second fiscal year 2017 10% performance metric of the 2015 stock awards was based on the Company’s fiscal year 2017 net profit margin, with an entry point at 1.5% net profit margin, and the third fiscal year 2017 10% performance metric of the 2015 stock awards was based on the Company’s pre-tax income in fiscal year 2017, with an entry point at $500 million in pre-tax income. Neither the 2017 net profit margin metric nor the 2017 pre-tax income metric was achieved and, accordingly, the portions of the stock awards based on these performance metrics did not vest.

Molina Healthcare, Inc. 2018 Proxy Statement | 32

•
Another 10% of the 2015 stock award was conditioned upon the Company’s achieving a three-year TSR for the three-year period ended December 31, 2017 as determined by ISS calculations that is greater than the median TSR achieved by the Company’s 2015 ISS peer group. The Company’s three-year TSR for the three-year period ending December 31, 2017 was 13.5% compared to the median of 3.8% for the Company’s 2015 ISS peer group. Since this metric was achieved, the portion of the stock awards based on this performance metric vested.

2016 Equity Compensation
In 2016, our named executive officers received potential equity compensation opportunities, a portion of which was subject to vesting based on 2017 performance metrics as reflected in the table below.

Named Executive Officer	2016 Target # of Performance Shares Subject to Vesting Based on 2017 Metrics		2017 Net Profit Margin	Star Ratings	Expansion (MS)	Expansion (ID)
	TOTAL	VESTED	NOT VESTED	NOT VESTED	VESTED	VESTED
Joseph W. White, Chief Financial Officer	15,110	6,476	4,317	4,317	2,159	4,317
Jeff D. Barlow, Chief Legal Officer and Secretary	10,962	4,698	3,132	3,132	1,566	3,132
Terry P. Bayer, Former Chief Operating Officer	18,039	7,731	5,154	5,154	2,577	5,154
The 2016 equity awards were divided into eight (8) separate elements, two (2) of which were not determinable until the end of the two-year period ended December 31, 2017.

•
The first 2017 10% performance metric was related to the achievement of a net profit margin in fiscal year 2017 of at least 1.5%. Performance was not met under this metric and thus these awards did not vest.

•
The second fiscal year 2017 10% performance metric was related to the Company achieving an improvement in Star ratings of 0.5 Stars or greater for each of two separate health plans from the levels of the previous year, with no decline in the then existing average Star rating across all remaining health plans. Performance was not met under this metric and thus these awards did not vest.

•
The final 20% metric was conditioned upon the Company’s either closing on a Board-approved acquisition in a new state, or winning a Request For Proposal (“RFP”) in a new state, or winning an RFP for a new Medicaid product line in an existing state during the 2016-2018 period. Special Needs Plan (“SNP”) or marketplace entry, or a capabilities-based acquisition, do not count towards satisfaction of this performance metric. Upon the first such achievement of this metric in 2016, 2017, or 2018, 5% of the restricted stock grant shall vest. Upon the second such achievement, a further 5% of the restricted stock grant shall vest. Upon the third such achievement, the final 10% of the restricted stock grant shall vest.

•	The first such achievement of this goal was met in 2016 as a result of the closing of the New York Medicaid acquisition.

•
The second such achievement of this goal was met in 2017 related to winning of an RFP in Mississippi for a Medicaid Coordinated Care Contract for the statewide administration of the Mississippi Coordinated Access Network (MississippiCAN), by the Company’s wholly owned subsidiary, Molina Healthcare of Mississippi, Inc. The operational start date for the program is currently scheduled for July 1, 2018, pending the completion of a readiness review with the Mississippi Division of Medicaid.

•
The third such achievement of this goal was also met in 2017 related to the expansion of the Company into Idaho, through the Company’s wholly owned subsidiary, Molina Healthcare of Utah, Inc., dba Molina Healthcare of Idaho. As of January 1, 2018, the plan launched a so-called Fully Integrated Dual Eligible Special Needs Plan (or FIDE SNP) Medicare-Medicaid Coordinated Plan (MMCP) and Medicare Advantage HMO (MAPD) Plan. As part of this launch, we have signed both a MMCP contract with Idaho Department of Health and Welfare and a FIDE SNP contract with CMS. The product’s specific name is Molina Medicare Options Plus. An FIDE SNP enrolls individuals over the age of 21 who are eligible for both Medicare and Medicaid.

Molina Healthcare, Inc. 2018 Proxy Statement | 33

As a result, the entire 20% of the restricted stock grant subject to this metric has vested (5% vested in 2017 based on the first achievement of the goal in 2016, and 15% vested in 2018 based on the achievement of the additional two goals in 2017).
Stock Ownership Guidelines for Named Executive Officers
The Board of Directors believes that executive officers should own and hold a reasonable number of shares of common stock of the Company to further align such officers’ interests and actions with those of the Company’s stockholders, and also to demonstrate confidence in the long-term prospects of the Company. The Company’s guidelines with respect to stock ownership by executive officers provide that executive officers of the Company shall own the minimum number of shares of the Company’s common stock with such value listed next to each such officer’s title below, calculated as a multiple of annual base salary.

Executive Officer	Value of Shares
Chief Executive Officer	5X Annual Base Salary
Chief Financial Officer	4X Annual Base Salary
Chief Operating Officer	3X Annual Base Salary
Other Named Executive Officers	2X Annual Base Salary
The value of an executive officer’s holdings is based on the average closing price of a share of the Company’s stock for the previous calendar year. Shares that satisfy these guidelines may be those owned directly, through a trust, or by a spouse or child, and include shares purchased on the open market, vested or unvested shares of restricted stock, or exercised and retained option shares. Unexercised options and equity securities that are pledged are not counted toward the executive officer ownership requirements. Until an executive officer’s stock ownership requirement is met, the executive officer must retain at least 50% of all “net settled shares” (as defined above under “Stock Ownership Guidelines for Directors”) received from the vesting, delivery or exercise of equity awards granted under our equity award plans until the total value of all shares held equals or exceeds the executive officer’s applicable ownership threshold.
Executive officers are expected to achieve the recommended ownership guidelines within five (5) years of assuming their positions. Once achieved, ownership of the guideline amount must be maintained for as long as the individual is subject to these guidelines. In addition, there may be certain instances where these guidelines would place an undue hardship on an executive officer. The compensation committee may therefore make exceptions to these guidelines as it deems appropriate.
Each of the named executive officers of the Company satisfied the stock ownership guidelines as of December 31, 2017, except Mr. Zubretsky whose employment with the Company started November 2017 and who pursuant to the guidelines has five (5) years from the start of his employment to comply with the policy.
Clawback Policy
The Company has a Clawback Policy addressing the recovery by the Company of incentive-based compensation from current and former executives of the Company, in the event of any accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the applicable securities laws (“Accounting Restatement”). According to the Clawback Policy, in the event of an Accounting Restatement, the Company will use reasonable efforts to recover from any current or former executive officer of the Company, who received incentive-based compensation from the Company during the three (3)-year period preceding the date on which the Company is required to prepare an Accounting Restatement, based on the erroneous data, the excess of what would have been paid to the executive officer under the Accounting Restatement. In addition, the Clawback Policy further provides that the Company will use reasonable efforts to recover from current and former executive officers, up to 100% (as determined by the Board or a duly established committee of the Board in its sole discretion as appropriate based on the conduct involved) of such incentive-based compensation from the Company during the three (3)-year period preceding the date on which the Company is required to prepare an Accounting Restatement, if the Board or a committee thereof, in its sole discretion, determines that an executive officer’s act or omission that contributed to the circumstances requiring the Accounting Restatement involved: (i) willful, knowing or intentional misconduct or a willful, knowing or intentional violation of any of the Company’s rules or any applicable legal or regulatory requirements in the course of the executive officer’s employment by, or otherwise in connection with, the Company or (ii) fraud in the course of the executive officer’s employment by, or otherwise in connection with, the Company.

Molina Healthcare, Inc. 2018 Proxy Statement | 34

Restrictions on Pledges of Shares by Directors and Executive Officers
The Company’s insider trading policy prohibits our directors and executive officers from, directly or indirectly, pledging a significant number of shares of the Company’s common stock. For these purposes, “pledging” includes the intentional creation of any form of pledge, security interest, deposit, or lien, including the holding of shares in a margin account, that entitles a third-party to foreclose against, or otherwise sell, any shares, whether with or without notice, consent, or default. “Significant” means the least of: (i) 1% of the Company’s total outstanding shares of common stock; (ii) 20% of the common stock of the Company then held by the executive officer or director; and (iii) 50% of the Company’s average daily trading volume for the three months prior to the pledge date.
The shares of common stock attributable to a director or executive officer for these purposes include shares attributable to the director or executive officer under either Section 13 or Section 16 of the Securities Exchange Act of 1934, as amended. Further, any shares that are pledged shall not be counted toward the executive officer or director stock ownership requirements.
As of the date of this proxy statement, none of the directors and executive officers of the Company had any pledge of shares of the Company’s common stock.
Hedging Restrictions
As part of the Company’s insider trading policy, directors, executive officers (including the named executive officers), and vice presidents of the Company or subsidiary executive officers (collectively, “Controlling Insiders”) are prohibited from engaging in “hedging” with respect to the Company’s securities. For these purposes, “hedging” includes any instrument or transaction, including put options and forward-sale contracts, through which a Controlling Insider offsets or reduces exposure to the risk of price fluctuations in a corresponding equity security. Speculative trading, short-swing trading, or short selling of stock of the Company by Controlling Insiders is expressly prohibited at all times, as is the buying or selling of any publicly traded option on stock of the Company and the establishment or use of margin accounts with a broker-dealer for the purpose of buying or selling stock of the Company.
Results of the May 2017 “Say On Pay” Vote
At our May 10, 2017 annual stockholders’ meeting, the Company’s stockholders approved an annual advisory “say-on-pay” vote. The compensation committee monitors the results of the Company’s annual advisory “say-on-pay” proposal and considers such results as one of many factors in connection with the discharge of its responsibilities. At our May 10, 2017 annual stockholders’ meeting, the compensation of our named executive officers was approved, on an advisory basis, by a 78.5% majority vote. The actions taken by the Board to restructure management and recalibrate the compensation program are, in many ways, a response to the say-on-pay proposals and address the concern among stockholders that compensation programs must have incentive features that (a) provide a proper measure of accountability and reward, and (b) correlate incentive compensation with the achievement of our long-term strategic objectives. Additionally, the compensation committee also simplified the compensation program with fewer performance metrics. At the May 2017 annual meeting, the stockholders also voted on an advisory basis to change the frequency on the say-on-pay vote from every three years to every year. The Company is including a “say-on-pay” proposal in this year’s proxy statement. The compensation committee will continue to take into consideration the outcome of the Company’s “say-on-pay” votes when making future compensation decisions for the named executive officers. Further, the Company will continue to focus on aligning executive pay with building stockholder value and the achievement of short-term and long-term financial and strategic objectives.
Compliance with Internal Revenue Code Section 162(m)
Effective through December 31, 2017, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of the fiscal year. The Affordable Care Act (ACA) amended the Internal Revenue Code, in part, by adding Section 162(m)(6), which limits the amount that covered health insurance providers such as the Company may deduct in any taxable year for compensation to any employee in excess of $500,000. This legislation did not create any exceptions for performance-based compensation. Commencing with the Company’s fiscal year 2016, the compensation limitation pursuant to Section 162(m)(6) as amended by the ACA applied to the Company and the Company was not able to deduct compensation to its executive officers in excess of $500,000. Accordingly, while the compensation committee continued to adhere to its pay-for-performance philosophy, the Company derived no tax benefit in 2017 from structuring its compensation determinations based on the requirements for the performance based compensation exception of Internal Revenue Code Section 162(m).

Molina Healthcare, Inc. 2018 Proxy Statement | 35

The Tax Cuts and Job Act of 2017 (TCJA) amended Internal Revenue Code Section 162(m). Effective for years beginning after December 31, 2017, Internal Revenue Code Section 162(m) will generally disallow a tax deduction to public corporations for compensation over $1 million paid to a corporation’s principal executive officer, principal financial officer, three other most highly compensated executive officers, and any employees who served in such capacities. Further, the exception to the $1 million limitation for performance-based compensation has generally been eliminated. TCJA did not amend the Section 162(m)(6) limitation applicable to the Company as described above.
Compensation Committee Report
The compensation committee has reviewed and discussed the CD&A with the members of management of the Company. Based on its review and discussions, the compensation committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated by reference into the Form 10-K.

Compensation Committee
Richard M. Schapiro, Chairman
Charles Z. Fedak
Steven J. Orlando
Ronna E. Romney

March 5, 2018

Molina Healthcare, Inc. 2018 Proxy Statement | 36

Compensation Tables
Summary Compensation
The following table provides information concerning total compensation earned or paid to (a) the president and chief executive officer, (b) the chief financial officer, and (c) the three other most highly compensated executive officers of the Company who served in such capacities as of December 31, 2017, in each case for services rendered to the Company during the last year. In addition, the table provides information concerning total compensation earned or paid to our former chief executive officer and former chief financial officer who served in such capacities during 2017, in each case for services rendered to the Company during the last year. These seven officers are referred to as the “named executive officers” in this proxy statement.

2017 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Comp.(2)	Change in Nonqualified Deferred Comp. Earnings(3)	All Other Comp.(4)	Total
Joseph M. Zubretsky(5)(8)(9)(10)	2017	$175,000	$4,000,000	$—	$15,536,250	$—	$—	$27,858	$19,739,108
President and Chief Executive Officer
Joseph W. White(6)	2017	$1,248,167	$—	$3,361,920	$—	$—	$2,821	$40,232	$4,653,140
Chief Financial Officer and former Interim Chief Executive Officer	2016	$538,000	$—	$2,786,018	$—	$80,000	$1,377	$15,033	$3,420,428
	2015	$515,000	$—	$1,461,882	$—	$384,432	$136	$15,064	$2,376,514
Jeff D. Barlow	2017	$550,000	$—	$1,616,103	$—	$—	$27,041	$33,681	$2,226,825
Chief Legal Officer and Secretary	2016	$525,000	$—	$2,021,015	$—	$75,000	$8,395	$33,545	$2,662,955
	2015	$475,000	$—	$1,218,191	$—	$354,574	$146	$31,654	$2,079,565
Dr. J. Mario Molina(7)	2017	$440,770	$—	$9,944,395	$—	$—	$708,440	$5,904,399	$16,998,004
Former President and Chief Executive Officer	2016	$1,170,000	$—	$8,442,976	$—	$255,000	$165,449	$15,443	$10,048,868
	2015	$1,050,000	$—	$7,893,843	$—	$1,306,324	$—	$15,490	$10,265,657
John C. Molina(7)	2017	$318,038	$—	$3,418,430	$—	$—	$79,908	$4,197,577	$8,013,953
Former Chief Financial Officer	2016	$878,000	$—	$4,258,980	$—	$180,000	$50,025	$16,090	$5,383,095
	2015	$878,000	$—	$2,606,918	$—	$910,279	$—	$15,277	$4,410,474
Terry P. Bayer(11)	2017	$700,000	$—	$2,734,795	$—	$—	$176,253	$22,698	$3,633,746
Former Chief Operating Officer	2016	$644,000	$—	$3,326,005	$—	$110,000	$74,991	$22,499	$4,177,495
	2015	$644,000	$—	$1,851,686	$—	$534,141	$—	$17,798	$3,047,625
Lisa A. Rubino(5)(12)	2017	$500,000	$—	$600,012	$—	$—	$42,545	$33,906	$1,176,463
Former Sr. Vice President of Medicare & Duals Integration

(1)
This column shows the aggregate grant date fair value of performance stock awards (“PSAs”), performance stock units (“PSUs”) and restricted stock awards (“RSAs”) granted under the Company’s 2011 Equity Incentive Plan in the years shown. The aggregate grant date fair value is the amount the Company expects to expense for accounting purposes over the award’s vesting schedule. See the 2017 Grants of Plan-Based Awards Table for additional information, including the performance conditions and valuation assumptions as applicable, for PSAs, PSUs, and RSAs granted in 2017.

Generally, the grant date fair value presented does not correspond to the actual value that the named executive officers will realize from the award. In particular, the actual value of PSAs and PSUs received is different from the accounting expense because such awards depend on the Company’s performance. In accordance with SEC rules, the aggregate grant date fair value of the PSAs and PSUs presented above is calculated based on the most probable outcome of the performance conditions as of the grant date, which, for the PSAs and PSUs, was target performance. If the maximum performance metrics are achieved, the grant date fair value of the 2017 PSUs would be $5,039,746 for Mr. White, $2,764,122 for Mr. Barlow, $14,801,204 for Dr. Molina, $5,087,941 for Mr. Molina and $4,677,559 for Ms. Bayer.

(2)	This column shows the amounts earned under the Company’s performance-based short-term cash incentive plan.

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(3)
Ms. Bayer’s change in non-qualified deferred compensation earnings for the year 2015 was ($6,924); Dr. J. Mario Molina’s change in non-qualified deferred compensation earnings for the year 2015 was ($188,966); and Mr. Molina’s change in non-qualified deferred compensation earnings for the year 2015 was ($7,487).

(4)	Details are provided below in the 2017 All Other Compensation Table.

(5)
Compensation for Mr. Zubretsky and Ms. Rubino is provided only for 2017 because they were not named executive officers prior to 2017. Mr. Zubretsky’s employment with the Company started on November 6, 2017. Since Ms. Rubino was not a named executive officer prior to 2017, the compensation committee was not involved in the determination of her salary or bonus opportunity.

(6)
Mr. White’s annual salary was increased from $600,000 to $650,000 effective as of May 2, 2017 in connection with his appointment as chief financial officer. In addition, Mr. White received a monthly special salary of $100,000 for his service as interim president and chief executive officer from May 2, 2017 to November 6, 2017. The amount of $1,248,167 represents the sum of (i) his salary as chief accounting officer and chief financial officer of $631,500 received in 2017 and (ii) the special salary of $616,667 for serving as interim president and chief executive officer. Additionally, in connection with his service as interim president and chief executive officer, on June 5, 2017 the Company awarded Mr. White a restricted stock award of 15,008 shares subject to time-based vesting in equal increments over three years on each of June 5, 2018, June, 2019, and June 2020.

(7)	Dr. Molina’s and Mr. John C. Molina’s employment was terminated by the Company without cause on May 2, 2017. See also Note 2 to the 2017 All Other Compensation Table below.

(8)
Mr. Zubretsky’s employment with the Company commenced on November 6, 2017, and as a result the salary amount reflected in the table is the amount paid for the period November 6, 2017 to December 31, 2017, at an annualized salary of $1,300,000. Mr. Zubretsky’s bonus amount consists of his sign-on bonus. In the event that prior to the second anniversary of his start date Mr. Zubretsky’s employment terminates by reason of a termination for the Company for “cause” (as defined in the employment agreement) or Mr. Zubretsky’s resignation without “good reason” (as defined in the employment agreement), Mr. Zubretsky will be required to repay the Company a prorated portion of the sign-on bonus payment.

(9)
For 2017, Mr. Zubretsky was not eligible to receive any non-equity incentive plan compensation (short-term incentive cash bonus) and was not eligible to participate in the Company’s non-qualified deferred compensation plan.

(10)
Pursuant to Mr. Zubretsky’s employment agreement, the Company granted him an option to purchase 375,000 shares of our common stock at an exercise price of $67.33 per share which expires October 8, 2027. These options are subject to time-based vesting in equal increments over three years on each of October 9, 2018, October 9, 2019, and October 9, 2020. The Company granted Mr. Zubretsky such option to compensate him for forgone compensation benefits from his previous employer.

(11)	Ms. Bayer retired from her position as chief operating officer of the Company on February 2, 2018.

(12)	Ms. Rubino’s employment was terminated by the Company without cause on March 2, 2018.
2017 All Other Compensation Table

Name	Long-term Disability Premiums	Group Term Life Premiums	Executive Disability Premiums	401(k) Matching Contribution (1)	Liquidated Amounts for Paid Time-off	Severance (2)	Relocation Expense/Remote Stipend(3)	Imputed Tax Benefit	All Other Compensation
Joseph M. Zubretsky	$—	$—	$—	$—	$—	$—	$27,858	$—	$27,858
Joseph W. White	$820	$3,612	$—	$10,800	$25,000	$—	$—	$—	$40,232
Jeff D. Barlow	$820	$1,932	$—	$10,800	$20,129	$—	$—	$—	$33,681
Dr. J. Mario Molina	$426	$1,250	$—	$10,800	$201,923	$5,690,000	$—	$—	$5,904,399
John C. Molina	$378	$669	$345	$10,800	$145,385	$4,040,000	$—	$—	$4,197,577
Terry P. Bayer	$1,230	$10,668	$—	$10,800	$—	$—	$—	$—	$22,698
Lisa A. Rubino	$820	$5,544	$—	$9,539	$9,615	$—	$—	$8,388	$33,906

(1)
The Company has a 401(k) plan that is available to all employees. The plan allows pretax deferral, for which the Company matches dollar-for-dollar of the first 4% of salary electively deferred under the plan.

(2)
Dr. Molina and Mr. Molina were terminated by the Company without cause on May 2, 2017, and received severance payments and benefits pursuant to their employment agreements with the Company. The severance amount reflected in the table consists of the cash severance received in connection with the termination of employment. Ms. Bayer retired on February 2, 2018, and received severance payments and benefits pursuant to her employment agreement with the

Molina Healthcare, Inc. 2018 Proxy Statement | 38

Company, but since her retirement occurred in 2018, such payments and benefits are not reflected in this table. Ms. Rubino’s employment was terminated by the Company without cause on March 2, 2018. For more information on the severance payments and benefits for such former executive officers, see discussion above in “Executive Compensation - Termination of Named Executive Officer Founders,” “Executive Compensation - Retirement of Chief Operating Officer,” and “Executive Compensation - Termination of our Senior Vice President of Medicare & Duals Integration.”

(3)	Consists of $27,708 relocation expense and $150 remote stipend.
Realized Compensation
The SEC’s calculation of total compensation, as shown in the 2017 Summary Compensation Table, includes several items driven by accounting assumptions. As a result, total compensation as defined by the SEC differs substantially from the compensation actually realized by our named executive officers in a particular year. To supplement the SEC-required disclosure, the table below shows compensation realized by each named executive, as reported on his or her IRS W-2 form. These amounts are not a substitute for the amounts reported as SEC total compensation. Information on how realized compensation is calculated is included below the table.
Further, the potential compensation of the named executive officers is an aspirational amount, dependent on the achievement of several financial goals. As a result of the Company falling short of its financial targets, management failed to achieve their target compensation in years 2015, 2016, and 2017 as reflected in the 2017 Realized Compensation Table below.
2017 Realized Compensation Table

	Realized Compensation
Name	2015	2016	2017
Joseph M. Zubretsky(1)	$—	$—	$4,202,858
Joseph W. White	$2,238,488	$1,630,426	$2,309,774
Jeff D. Barlow	$1,901,409	$1,462,354	$1,319,559
Dr. J. Mario Molina(2)	$9,490,297	$5,572,952	$30,528,257
John C. Molina(2)	$3,667,891	$3,068,059	$15,458,294
Terry P. Bayer	$4,016,653	$2,262,426	$2,066,115
Lisa A. Rubino(1)	$—	$—	$752,910

(1)	Realized Compensation for Mr. Zubretsky and Ms. Rubino is provided only for 2017 because they were not named executive officers prior to 2017.

(2)
Dr. Molina’s and Mr. Molina’s 2017 realized compensation includes the severance payments and benefits received in connection with termination of their employment without cause on May 2, 2017. For more information on the severance payments and benefits received by such former executive officers, see discussion above in “Executive Compensation - Termination of Named Executive Officer Founders.”

To calculate realized compensation for 2017, which represents taxable W-2 income for 2017, we started with the amounts shown in the SEC Total column in the 2017 Summary Compensation Table and made the following adjustments:
Subtractions from SEC Total:

•	Bonus earned for 2017 (reflected in Bonus and Non-equity Incentive Plan Compensation columns), which was paid in 2018;

•	Aggregate grant date fair value of equity awards (reflected in Stock Awards and Option Awards columns);

•	Year over year change in nonqualified deferred compensation earnings (reflected in the Change in Nonqualified Deferred Comp. Earnings column);

•	Contributions to 401(k) and medical premiums that are deducted from income on a pre-tax basis; and

•	The Company’s 401(k) match (reflected in All Other Comp. column).
Additions to SEC Total:

•	Bonus earned for 2016 (reflected in Bonus and Non-equity Incentive Plan Compensation columns for 2016) which was paid in 2017;

•	Value realized from exercise of stock options before payment of applicable withholding taxes and brokerage commissions (reflected in Option Exercises and Stock Vested Table); and

Molina Healthcare, Inc. 2018 Proxy Statement | 39

•	Value realized from vesting of RSAs and/or PSAs before payment of applicable withholding taxes and brokerage commissions (reflected in Option Exercises and Stock Vested Table).
For more information on total compensation as calculated under SEC rules, see the narrative accompanying the 2017 Summary Compensation Table.
Grants of Plan-Based Awards
The following table provides information about plan-based awards granted to the named executive officers in 2017. The “Non-Equity Incentive Plan Awards” were granted under the Company’s Incentive Compensation Plan. The “Equity Incentive Plan Awards” and “All Other Stock Awards” were granted under the Company’s 2011 Equity Incentive Plan.
2017 Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying Options (8)		Grant Date Fair Value of Stock and Option Awards (9)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph M. Zubretsky	11/6/2017	$—	$—	$—	—	—	—	—	375,000		$15,536,250
Joseph W. White	3/1/2017	$211,250	$422,500	$845,000	—	—	—	13,847	—	(3)	$684,042
	5/10/2017	$—	$—	$—	12,309	24,617	49,233	—	—		$1,677,895
	6/5/2017	$—	$—	$—	—	—	—	15,008	—	(4)	$999,983
Jeff D. Barlow	3/1/2017	$160,875	$321,750	$643,500	—	—	—	9,474	—	(3)	$468,016
	5/10/2017	$—	$—	$—	8,422	16,844	33,687	—	—		$1,148,087
J. Mario Molina (5)	3/1/2017	$609,375	$1,218,750	$2,437,500	—	—	—	58,300	—	(3)	$2,880,020
	5/10/2017	$—	$—	$—	68,016	103,644	174,900	—	—		$7,064,375
John C. Molina (6)	3/1/2017	$365,625	$731,250	$1,462,500	—	—	—	20,041	—	(3)	$990,025
	5/10/2017	$—	$—	$—	23,381	35,628	60,122	—	—		$2,428,405
Terry P. Bayer (7)	3/1/2017	$227,500	$455,000	$910,000	—	—	—	16,033	—	(3)	$792,030
	5/10/2017	$—	$—	$—	14,252	28,503	57,006	—	—		$1,942,765
Lisa A. Rubino	3/1/2017	$81,250	$162,500	$325,000	—	—	—	12,146	—	(3)	$600,012

(1)
These columns show the possible payouts under the Company’s performance-based short-term cash incentive plan. The discretionary portion of the performance-based short-term cash incentive bonus is excluded from the table above. Under this plan, Mr. White’s bonus opportunity is 100% of his base salary; Ms. Bayer’s bonus opportunity is 100% of her base salary; Mr. Barlow’s bonus opportunity is 90% of his base salary, and Ms. Rubino’s bonus opportunity is 50% of her base salary. For each of the named executives, 65% of the bonus opportunity relates to a net income performance measure and 35% is subject to the discretion of the compensation committee, based on consideration of such factors as completing the organization development effort and filling key executive roles; developing a long-term strategic plan for Medicare and Direct Delivery; increasing quality revenues from the state health plans; improving our claims payment metrics and overall claims systems; improving our Star metrics; and various other factors, with the net income and discretionary component determined and paid independently. Achievement of the threshold of $84 million in net income results in payout at the threshold level of 50%; achievement of $120 million in net income results in payout at the target level of 100%; and achievement of $156 million in net income results in payout at the maximum level of 200%. The actual cash bonus payout amounts for achievement within specified points along the net income range (as specified under the performance metric) are interpolated linearly between those points. The maximum payout is 200%. See further discussion regarding these metrics at “Compensation Discussion and Analysis—Elements of Compensation.” The actual amounts earned and paid to the named executive officers under the 2017 plan are presented in the “2017 Summary Compensation Table—Non-Equity Incentive Plan Comp.”

(2)
These columns show the estimated future payouts of PSUs under the awards granted in 2017. For each of the named executives, with respect to the 2017 net profit margin performance metric, (i) achievement of the entry point of the metric results in 50% or first share vesting of the PSUs, (ii) target achievement results in 100% vesting of the PSUs, and (iii) full achievement results in 200% vesting of the awards. Intermediate achievement within the range results in the vesting of that number of shares proportional to the level of achievement within the range; all amounts shall be interpolated linearly between the end points of the range.

For the 2017-2019 performance metrics, achievement is conditioned upon the Company’s closing on a Board-approved acquisition in a new state, winning an RFP in a new state (including winning an RFP for Molina Medicaid Solutions, or winning an RFP for a new Medicaid product line in an existing state), or achieving a 10% year-over-year annual growth in

Molina Healthcare, Inc. 2018 Proxy Statement | 40

Medicare enrollment (including enrollees in Medicare-Medicaid duals programs). However, this metric is further conditioned on achievement of the expansion targets previously identified as target metrics pursuant to grants made in 2016; thus, the metric will first be triggered after the fourth such achievement after 2016. SNP or Marketplace/Exchange entry, or a capabilities-based acquisition, do not count towards satisfaction of the performance metric. In the event the Company achieves the metric in 2017, 2018, or 2019, upon the first such achievement (meaning the fourth such achievement after 2016), 50% of the PSUs subject to this metric shall vest (threshold). Upon the second such achievement (meaning the fifth such achievement after 2016), 100% of the PSUs subject to this metric shall vest (target). Upon the third such achievement (meaning the sixth such achievement after 2016), 200% of the PSUs subject to this metric shall vest (maximum). Partial vesting of this PSU award may be made on March 1st of each of 2018, 2019 or 2020, as applicable, following the relevant level of achievement, whether entry, target or full. No PSUs subject to this metric were to vest sooner than March 1, 2018. For more information on the specific metrics and vesting schedules, see Outstanding Equity Awards.

(3)
Includes the RSAs granted to named executive officers on March 1, 2017. These awards are subject to time-based vesting in equal increments over three years on each of March 1, 2018, March 1, 2019, and March 1, 2020.

(4)	Includes RSAs granted to Mr. White on June 5, 2017, which awards are subject to time-based vesting in equal increments over three years on each of June 5, 2018, June 5, 2019, and June 5, 2020.

(5)
Dr. Molina’s employment was terminated on May 2, 2017. Pursuant to his employment agreement, all outstanding equity awards were immediately vested at the target level. For more information on the severance payments and benefits received by Dr. Molina, see discussion above in “Executive Compensation - Termination of Named Executive Officer Founders.”

(6)
Mr. Molina’s employment was terminated on May 2, 2017. Pursuant to his employment agreement, all outstanding equity awards were immediately vested at the target level. For more information on the severance payments and benefits received by Mr. Molina, see discussion above in “Executive Compensation - Termination of Named Executive Officer Founders.”

(7)
Ms. Bayer retired from the Company on February 2, 2018, and received severance payments and benefits pursuant to her employment agreement with the Company, including acceleration of vesting of certain outstanding equity awards previously granted to her. For more information on such severance payments and benefits, see discussion above in “Executive Compensation - Retirement of Chief Operating Officer.”

(8)
Pursuant to Mr. Zubretsky’s employment agreement, the Company granted him an option to purchase 375,000 shares of our common stock at an exercise price of $67.33 per share which expires October 8, 2027. These options are subject to time-based vesting in equal increments over three years on each of October 9, 2018, October 9, 2019, and October 9, 2020.

(9)
This column shows the grant date fair value of the PSUs, RSAs and Options. Generally, the grant date fair value is the amount that the Company expects to expense in its financial statements over the awards’ or options’ vesting schedule. As described above, the amounts in this column do not reflect compensation actually received by the named executive officers.

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Outstanding Equity Awards
The following table provides information on the named executive officers’ holdings of stock and option grants as of year-end. It includes unexercised stock options (vested and unvested), and PSAs and RSAs for which vesting conditions were not yet satisfied as of December 31, 2017. The vesting schedule for each outstanding award is shown following this table.
2017 Outstanding Equity Awards at Fiscal Year End Table

	Option Awards						Stock and Stock Unit Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (Unearned)	Option Exercise Price	Option Expiration Date	Stock Award Grant Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Pay- Out Value of Unearned Shares That Have Not Vested(1)
Joseph M. Zubretsky	11/6/2017		375,000	—	$67.33	10/8/2027		—	$—	—	$—
Joseph W. White			—	—			4/1/2015	2,262	$173,450	4,524	$346,900
							3/7/2016	8,636	$662,208	10,793	$827,607
							3/1/2017	13,847	$1,061,788	—	$—
							5/10/2017	—	$—	18,848	$1,445,265
							6/5/2017	15,008	$1,150,813	—	$—
Total			—	—				39,753	$3,048,259	34,165	$2,619,772
Jeff D. Barlow			—	—			4/1/2015	1,885	$144,542	3,770	$289,084
							3/7/2016	6,263	$480,247	7,830	$600,404
							3/1/2017	9,474	$726,466	—	$—
							5/10/2017	—	$—	12,896	$988,865
Total			—	—				17,622	$1,351,255	24,496	$1,878,353
Terry P. Bayer(2)			—	—			4/1/2015	2,866	$219,765	5,730	$439,376
							3/7/2016	10,309	$790,494	12,885	$988,022
							3/1/2017	16,033	$1,229,411	—	$—
							5/10/2017	—	$—	21,823	$1,673,388
Total			—	—				29,208	$2,239,670	40,438	$3,100,786
Lisa A. Rubino			—	—			3/1/2014	3,981	$305,263	—	$—
							3/1/2015	4,710	$361,163	—	$—
							3/1/2016	7,059	$541,284	—	$—
							3/1/2017	12,146	$931,355	—	$—
Total			—	—				27,896	$2,139,065	—	$—

(1)
The market value of the unvested RSAs, PSAs, and PSUs represents the product of the closing price of the Company’s stock as of December 29, 2017, the last trading day of our fiscal year, which was $76.68, and the number of shares underlying such award and, with respect to PSAs and PSUs, assumes satisfaction of the applicable performance conditions. See the Outstanding Equity Awards Vesting Schedule Table on the next page for more information regarding vesting of these awards.

(2)
Ms. Bayer retired from the Company on February 2, 2018, and received severance payments and benefits pursuant to her employment agreement with the Company. For more information on such severance payments and benefits, see discussion above in “Executive Compensation - Retirement of Chief Operating Officer.”

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Outstanding Equity Awards Vesting Schedule Table

Name of Executive Officer	Grant Date	Stock Awards and Units Vesting Schedule(1)
		Vested		Subject to Vesting
		PSAs		PSAs/PSUs
Joseph W. White	4/1/2015	4,524 PSAs vested in 2018			2,262 RSAs vest 4/1/2018
	3/7/2016	6,476 PSAs vested in 2018	4,318 RSAs vested in 2018	4,317 PSAs vest 3/7/2019, subject to performance conditions	4,318 RSAs vest 3/7/2019
	3/1/2017		4,616 RSAs vested in 2018		4,616 RSAs vest 3/1/2019; 4,615 RSAs vest 3/1/2020
5/10/2017
5,769 PSUs vest 3/1/2019, subject to achievement of performance conditions; 5,385 PSUs vest 3/1/2020, subject to performance conditions; 7,694 PSUs vest either on 3/1/2019 or 3/1/2020 subject to performance conditions

	6/5/2017				5,003 RSAs vest 6/5/2018; 5,003 RSAs vest 6/5/2019; 5,002 RSAs vest 6/5/2020
Jeff D. Barlow	4/1/2015	3,770 PSAs vested in 2018	1,885 RSAs vested in 2018
	3/7/2016	4,698 PSAs vested in 2018	3,132 RSAs vested in 2018	3,132 PSAs vest 3/7/2019, subject to achievement of performance conditions	3,131 RSAs vest 3/7/2019
	3/1/2017		3,158 RSAs vested in 2018		3,158 RSAs vest 3/1/2019; 3,158 RSAs vest 3/1/2020
5/10/2017
3,948 PSUs vest 3/1/2019, subject to achievement of performance conditions; 3,684 PSUs vest 3/1/2020, subject to performance conditions; 5,264 PSUs vest either on 3/1/2019 or 3/1/2020 subject to performance conditions

Terry P. Bayer(2)	4/1/2015	5,730 PSAs vested in 2018	2,866 RSAs vested in 2018
	3/7/2016	7,731 PSAs vested in 2018	10,309 RSAs vested in 2018
	3/1/2017		16,033 RSAs vested in 2018
Lisa A. Rubino(3)	3/1/2014		3,981 RSAs vested in 2018
	3/1/2015		2,355 RSAs vested in 2018
	3/1/2016		2,353 RSAs vested in 2018
	3/1/2017		3,037 RSAs vested in 2018

(1)
This column shows the vesting schedule for unvested or unearned stock awards reported in the “Number of Shares of Stock That Have Not Vested,” and “Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested” columns of the 2017 Outstanding Equity Awards at Fiscal Year End Table. RSAs vest on the dates indicated above. PSAs and PSUs vest subject to the achievement of performance conditions, on the date the compensation committee certifies the achievement of such performance conditions. See the Outstanding Performance-Based Equity Awards Table for more information on these awards.

(2)
Ms. Bayer retired as chief operating officer of the Company on February 2, 2018. Her retirement was deemed a termination without cause for purposes of determining her eligibility to receive severance benefits pursuant to her employment agreement. As part of such benefits, she was entitled to acceleration of all of her time-based restricted stock awards (29,208 RSAs) and acceleration of the performance-based equity compensation for which the performance conditions were satisfied (10,596 PSAs). For more information on such severance payments and benefits, see discussion above in “Executive Compensation - Retirement of Chief Operating Officer.”

(3)	Ms. Rubino’s employment with the Company was terminated on March 2, 2018, and as result all of her RSAs with vesting dates after March 2, 2018 were forfeited.

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Outstanding Performance-Based Equity Awards at Fiscal Year End

Performance Goals					Name			Performance Period: Fiscal Year(s)
Metric	Entry Point	Target Achievement	Full Achievement	Grant Date	Joseph W. White	Jeff D. Barlow	Terry P. Bayer
Annual Premium Revenue (1)	$15.0 billion		$16.0 billion	4/1/2015	2,262	1,885	2,865	2017
Net Profit Margin (after-tax) (2)	1.5%		2.0%	4/1/2015	2,262	1,885	2,865	2017
Pre-Tax Income (2)	$500 million		$650 million	4/1/2015	2,262	1,885	2,865	2017
3-year TSR (3)				4/1/2015	2,262	1,885	2,865	2015-2017
Net Profit Margin (after-tax) (2)	1.5%		2.0%	3/7/2016	4,317	3,132	5,154	2017
Stars Rating (2)				3/7/2016	4,317	3,132	5,154	2017
Net Profit Margin (after-tax) (4)	1.5%		2.0%	3/7/2016	4,317	3,132	5,154	2018
RFP/Acquisition (5)				3/7/2016	6,476	4,698	7,731	2016-2018
Net Profit Margin (after-tax) (2)	0.5%	0.75%	1.0%	5/10/2017	5,769	3,948	6,680	2017
Net Profit Margin (after-tax) (6)	1.0%	1.25%	1.5%	5/10/2017	5,769	3,948	6,680	2018
Net Profit Margin (after-tax) (7)	1.5%	1.75%	2.0%	5/10/2017	5,385	3,684	6,235	2019
RFP/Acquisition (8)				5/10/2017	7,694	5,264	8,908	2017-2019
Total					53,092	38,478	63,156

(1)	Awards vested on March 1, 2018.

(2)	Awards forfeited in 2018 because the performance metrics were not met.

(3)	Awards vested on January 19, 2018.

(4)
Net profit margin is based on the Company’s reported income from continuing operations, divided by total revenue. Achievement of the entry point shall result in 25% of first share vesting of the restricted stock grant, with full achievement resulting in 100% vesting of the grant. Intermediate achievement within the range shall result in the vesting of that number of shares as is proportional to the level of achievement within the range; all amounts shall be interpolated linearly between the end points of the range. If achieved, the awards, in the table above, subject to this metric will vest on March 7, 2019.

(5)
This metric is conditioned on the Company’s closing on a Board-approved acquisition in a new state, winning an RFP in a new state, or winning an RFP for a new Medicaid product line in an existing state. SNP or marketplace entry, or a capabilities-based acquisition, does not count towards satisfaction of the performance metric. In the event the Company achieves the metric in 2016, 2017, or 2018, upon the first such achievement, 25% of the restricted stock grant shall vest, which occurred on March 7, 2017. Upon the second such achievement, a further 25% of the restricted stock grant share vest. Upon the third achievement the final 50% of the restricted stock grant shall vest. The second and third such achievements occurred in 2017, and as a result, the final 75% of the restricted stock grants, in the table above, vested on March 7, 2018.

(6)
Net profit margin is based on the Company’s reported income from continuing operations, divided by total revenue. Achievement of the entry point shall result in 50% of the PSUs subject to this metric; target achievement shall result in 100% vesting of the PSUs; and full achievement shall result in 200% vesting of the PSU grant. Intermediate achievement within the range shall result in the vesting of that number of shares as is proportional to the level of achievement within the range; all amounts shall be interpolated linearly between the end points of the range. If achieved, the awards, in the table above, subject to this metric will vest on March 1, 2019.

(7)
Net profit margin is based on the Company’s reported income from continuing operations, divided by total revenue. Achievement of the entry point shall result in 50% of the PSUs subject to this metric; target achievement shall result in 100% vesting of the PSUs; and full achievement shall result in 200% vesting of the PSU grant. Intermediate achievement within the range shall result in the vesting of that number of shares as is proportional to the level of achievement within the range; all amounts shall be interpolated linearly between the end points of the range. If achieved, the awards, in the table above, subject to this metric will vest on March 1, 2020.

(8)
This metric is conditioned on the Company’s closing on a Board-approved acquisition in a new state, winning an RFP in a new state (including winning an RFP for Molina Medicaid Solutions, or winning an RFP for a new Medicaid product line in an existing state), or achieving a 10% year-over-year annual growth in Medicare enrollment (including enrollees in Medicare-Medicaid duals programs). However, this metric is further conditioned on achievement of the expansion targets previously identified as target metrics pursuant to grants made in 2016; thus, the metric will first be triggered after the fourth such achievement after 2016. SNP or Marketplace/Exchange entry, or a capabilities-based acquisition, do not count towards satisfaction of the performance metric. In the event the Company achieves the metric in 2017, 2018, or 2019, upon the first such achievement (meaning the fourth such achievement after 2016), 50% of the PSUs subject to this metric shall vest. Upon the second such achievement (meaning the fifth such achievement after 2016), 100% of the PSUs subject to this metric shall vest. Upon the third such achievement (meaning the sixth such achievement after 2016), 200% of the PSUs subject to this metric shall vest. Partial vesting of this PSU award may be made on March 1st of each of 2018, 2019 or 2020, as applicable, following the relevant level of achievement, whether entry, target or full. No PSUs subject to this metric will

Molina Healthcare, Inc. 2018 Proxy Statement | 44

vest sooner than March 1, 2018. Refer “Executive Compensation - Compensation Discussion and Analysis - Long-Term Equity-Based Compensation Awards” for further details.
Option Exercises and Stock Vested
The following table provides information with respect to stock options exercised and restricted stock awards vested for the named executive officers during fiscal year 2017.
2017 Option Exercises and Stock Vested Table

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise		Number of Shares Acquired on Vesting	Value Realized on Vesting
Joseph W. White	—	$—		2,654	$155,179	(2)
	—	$—		4,916	$242,851	(3)
	—	$—		10,794	$523,725	(4)
	—	$—		2,263	$103,193	(5)
Jeff D. Barlow	—	$—		2,123	$124,132	(2)
	—	$—		4,008	$197,995	(3)
	—	$—		7,830	$379,911	(4)
	—	$—		1,885	$85,956	(5)
J. Mario Molina	—	$—		19,108	$1,117,245	(2)
	—	$—		31,323	$1,547,356	(3)
	—	$—		32,710	$1,587,089	(4)
	—	$—		12,216	$557,050	(5)
	—	$—		204,420	$12,214,095	(6)
	—	$—		103,644	$7,064,375	(7)
John C. Molina	54,000	$1,492,020	(1)	7,099	$415,079	(2)
	—	$—		11,133	$549,971	(3)
	—	$—		16,500	$800,580	(4)
	—	$—		4,034	$183,950	(5)
	—	$—		83,111	$4,965,882	(6)
	—	$—		35,628	$2,428,404	(7)
Terry P. Bayer	—	$—		4,644	$271,535	(2)
	—	$—		7,509	$370,945	(3)
	—	$—		12,886	$625,228	(4)
	—	$—		2,866	$130,690	(5)
Lisa A. Rubino	—	$—		8,690	$429,286	(3)

(1)	On February 28, 2017, Mr. Molina exercised 54,000 stock options, with an exercise price of $20.88 per share, compared with a weighted average market value of $48.51 per share.

(2)
These awards vested on January 16, 2017, on the date that the compensation committee of the Board of Directors certified the performance metric as met. The market value of our stock on January 13, 2017, the last trading day prior to the vesting date, was $58.47 per share.

(3)
On March 1, 2017, RSAs vested in accordance with the terms of the awards and, due to satisfaction of the underlying performance metric, PSAs vested. The market value of our stock on March 1, 2017 was $49.40.

(4)
On March 7, 2017, RSAs vested in accordance with the terms of the awards and, due to satisfaction of the underlying performance metric, PSAs vested. The market value of our stock on March 7, 2017 was $48.52.

(5)	On April 1, 2017, RSAs vested at a closing market price of $45.60.

(6)
These awards vested on May 2, 2017, due to Dr. Molina and Mr. Molina’s termination, in accordance with the terms of their employment agreements. The market value of our stock on May 2, 2017, was $59.75 per share.

Molina Healthcare, Inc. 2018 Proxy Statement | 45

(7)
These awards vested on May 10, 2017, due to Dr. Molina and Mr. Molina’s termination, in accordance with the terms of their employment agreements. The market value of our stock on May 2, 2017, was $68.16 per share.

Nonqualified Deferred Compensation
Pursuant to the Company’s unfunded and non-qualified Amended and Restated Deferred Compensation Plan (2013) as amended to date, eligible participants can defer up to 100% of their base salary and 100% of their bonus so that it can grow on a tax deferred basis. The investment options available to an executive under the deferral program consist of approximately fifteen investment options representing a broad array of asset classes and spectrum of risk profiles.
The following table provides information for each named executive officer regarding such individual’s accounts in the Amended and Restated Deferred Compensation Plan (2013) as amended to date, as of December 31, 2017.
Non-Qualified Deferred Compensation for 2017

Name	Executive Contributions in the Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions(2) ($)	Aggregate Balance at Last FYE ($)
Joseph M. Zubretsky(1)	$—	$—	$—	$—	$—
Joseph W. White	$13,113	$—	$2,821	$—	$15,934
Jeff D. Barlow	$103,657	$45,577	$27,041	$—	$176,274
J. Mario Molina	$5,286,431	$—	$708,440	$(5,994,871)	$—
John C. Molina	$455,007	$—	$79,908	$(49,659)	$485,256
Terry P. Bayer	$1,032,143	$69,892	$176,253	$—	$1,278,289
Lisa A. Rubino	$178,512	$178,365	$42,545	$—	$399,422
(1) Since Mr. Zubretsky’s employment with the Company started on November 6, 2017, Mr. Zubretsky was not eligible to participate in the non-qualified deferred compensation plan in 2017.
(2) Represents the amount distributed in connection with termination of executive’s employment with the Company.
Potential Payments Upon Change in Control or Termination
We have entered into certain employment and change in control agreements with our named executive officers that may require the Company to provide compensation to applicable named executive officers in the event of a termination of employment or a change of control of the Company. Payment of severance benefits to the named executive officers is contingent upon the executive signing a release agreement waiving claims against the Company.
Basis for Potential Payments—Annual Salary and Target Short-Term Bonus Opportunity
During 2017, Mr. Zubretsky’s annual salary was $1,300,000, with no eligibility for short-term bonus; Mr. White’s annual salary was $650,000, with a baseline target short-term bonus opportunity of up to 100% of his base salary; Mr. Barlow’s annual salary was $550,000, with a target short-term bonus opportunity of up to 90% of his base salary; Ms. Bayer’s annual salary was $700,000, with a target short-term bonus opportunity of up to 100% of her base salary; and Ms. Rubino’s annual salary was $500,000, with a target short-term bonus opportunity of up to 50% of her base salary.
Employment and Change in Control Agreements
The Company entered into employment agreements with each of Mr. Zubretsky, Mr. White, Ms. Bayer, and Mr. Barlow, which provide that such executives’ employment will continue until terminated by the Company, or the executive resigns. Although Ms. Rubino did not have an employment agreement with the Company, she had an employment offer letter that provided for a severance payment for termination of her employment by the Company without cause (including any such termination by the Company or its successor following a change of control of the Company).
Ms. Bayer retired on February 2, 2018, and received severance payments and benefits pursuant to her employment agreement with the Company as described above in “Executive Compensation - Retirement of Chief Operating Officer.” Ms. Rubino’s employment was terminated by the Company without cause on March 2, 2018, and upon

Molina Healthcare, Inc. 2018 Proxy Statement | 46

delivery to the Company of a waiver and release in favor of the Company, is entitled to receive certain payments as described in “Executive Compensation - Termination of Senior Vice President of Medicare & Duals Integration.”
Termination of Employment Without Cause, Retirement, Disability, or Death
As described below, the employment agreements (or, with respect to Ms. Rubino, her employment offer letter) provide such executives with certain benefits in the event their employment is terminated by us without cause or the executive resigns for good reason, or if their employment is terminated by us without cause within a certain period of time following a change of control, subject to the executive executing a release in favor of the Company. Additionally, Mr. Zubretsky’s employment agreement also provides for certain benefits which he would be entitled to receive in case of retirement, disability, or death.
The employment agreement with Mr. Zubretsky provides that if he is terminated by us without cause or he resigns for good reason, he will be entitled to receive a cash payment equal to the sum of 150% of his base salary then in effect and 150% of his annual bonus then in effect, accelerated vesting of all time-based equity compensation, and extension of the exercise period for the vested portion of any stock option to three years following his last day of employment. The employment agreement includes confidentiality, non-solicitation, non-competition, and non-disparagement obligations. The non-solicitation and non-competition obligations by their terms expire 18 months after Mr. Zubretsky’s last day of employment with the Company.
Further, pursuant to the employment agreement, if Mr. Zubretsky voluntarily retires at or after age 65, and provided that he gives the Company one year advance notice of his retirement and executes a release of claims in the Company’s favor, upon his retirement he will be entitled to receive accelerated vesting of all time-based equity compensation; accelerated vesting at the target level of any then outstanding awards that are subject to performance-based vesting conditions, and extension of the exercise period for the vested portion of any stock option to three years following his last day of employment. If Mr. Zubretsky’s services are terminated by reason of his death or disability (as defined in his employment agreement), he will be entitled to receive accelerated vesting of all time-based equity compensation and accelerated vesting at the target level of any then outstanding awards that are subject to performance-based conditions.
The employment agreements with Mr. White, Ms. Bayer, and Mr. Barlow provide that if the executive’s employment is terminated by us without cause or the executive resigns for good reason, the executive will be entitled to receive one year’s (1x) base salary, a prorated termination bonus for the year of the employment termination, a cash payment of $50,000 for health and welfare benefits, and accelerated vesting of all time-based equity compensation. The employment agreements define “termination bonus” as 100% of such executive’s base salary then in effect. The employment agreements include confidentiality, non-solicitation, and non-disparagement obligations. The non-solicitation obligations by their terms expire 12 months after the executive’s last day of employment with the Company.
Ms. Rubino’s employment offer letter provides that if her employment is terminated by the Company without cause (including any such termination by the Company or its successor following a change of control of the Company) and she delivers to the Company a general release in favor of the Company, she is entitled to receive an amount equal to her annual base salary as of the date of termination, plus a payment equal to 12 months of COBRA payments, multiplied by 1.5 to reflect a tax gross-up.
Termination of Employment Without Cause Following a Change of Control
The employment agreement with Mr. Zubretsky further provides that if termination occurs within 24 months following a change of control, he will be entitled to receive a severance payment equal to the sum of 200% of his annual base salary then in effect and 200% of his target annual bonus then in effect, accelerated vesting of all time-based equity compensation, accelerated vesting at the target level of any then outstanding awards that are subject to performance-based vesting conditions, and extension of the exercise period for the vested portion of any stock option to three years following his last day of employment. The employment agreements with Mr. White and Mr. Barlow provide that if termination occurs within one year following a change in control, the executives will receive all of the benefits such executives are entitled to receive under their change in control agreements with us. Under the change in control agreements with Mr. White and Mr. Barlow, if the executive’s employment is terminated by the Company without cause or is terminated by the executive for good reason within 12 months of a change in control, we will provide the executive with a severance payment equal to two times (2x) the executive’s annual base salary then in effect, plus, with respect to Mr. White, a pro rata portion of such executive’s termination bonus (40% of Mr. White’s annual base salary) and, with respect to Mr. Barlow, a pro rata portion of such executive’s target bonus for the year of termination (100% of Mr. Barlow’s annual base salary), full vesting of all unvested equity compensation and 401(k) employer contributions, and a cash payment for all the Company’s group health benefits of $43,500 for Mr. White and $50,000 for Mr. Barlow.

Molina Healthcare, Inc. 2018 Proxy Statement | 47

In 2017, the Company adopted a change in control severance plan pursuant to which all employees with positions of vice president and above are entitled to receive certain separation benefits in the event of a termination of employment within two years following a change in control of the Company. The named executive officers are entitled to receive such separation benefits under the plan only to the extent that such separation benefits would be in addition to or in excess of the benefits provided under their employment/change of control agreements. Pursuant to such plan, senior vice presidents and above would be entitled to receive two times (2x) their base salary, payment of their annual short-term incentive cash bonus (equal to the fiscal year target bonus opportunity) on a prorated basis based on the date of termination, full vesting of all unvested equity compensation, and continued health care, dental, and life insurance benefits under the Company’s applicable benefits programs for 24 months following the date of termination.
Change in Control
A “change in control” generally means a merger or other change in corporate structure after which the majority of our stockholders are no longer stockholders, a sale of substantially all of our assets, or our approved dissolution or liquidation. “Cause” is generally defined as the occurrence of one or more acts of unlawful actions involving moral turpitude or gross negligence or willful failure to perform duties or intentional breach of obligations under the employment agreement. “Good reason” generally means the occurrence of one or more events that have an adverse effect on the executive’s terms and conditions of employment, including any reduction in the executive’s base salary, a material reduction of the executive’s benefits or substantial diminution of the executive’s incentive awards or fringe benefits, a material adverse change in the executive’s position, duties, reporting relationship, responsibilities or status with us, a material relocation of the executive’s principal place of employment from his or her prior place of employment (as set forth in the agreements), or an uncured breach of the employment agreement. However, no reduction of salary or benefits will be good reason if the reduction applies to all executives proportionately.

Molina Healthcare, Inc. 2018 Proxy Statement | 48

Potential Payments upon Change in Control or Termination
The table below reflects the approximate amount of compensation payable to each of the named executive officers of the Company in the event of termination of such executive’s employment under the following scenarios: voluntary termination, retirement, involuntary not-for-cause termination, for cause termination, and involuntary for good reason termination following a change in control, disability, or death. The amounts shown assume that such termination was effective as of December 31, 2017, and exclude ordinary course amounts earned or benefits accrued as a result of prior service during the year. The named executive officers would receive other payments and benefits to which they were already entitled or vested on such date, including amounts under the Deferred Compensation Plan under the Nonqualified Deferred Compensation Table. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company.

Name & Principal Position	Compensation Components	Voluntary Termination ($)	Retirement ($)	Involuntary Not for Cause Termination ($)	For Cause Termination ($)	Involuntary Not for Cause or for Good Reason Termination (Change-in-Control) ($)	Disability ($)	Death ($)
Joseph M. Zubretsky	Cash Severance(1)	$—	$—	$1,950,000	$—	$2,600,000	$—	$—
President and Chief Executive Officer	Stock Awards	—	$3,506,250	$3,506,250	—	$3,506,250	$3,506,250	$3,506,250
	Health Benefits(3)	—	—	—	—	$23,212	—	—
	Disability Income	—	—	—	—	—	$1,080,000	—
	Life Insurance Benefits(4)	—	—	—	—	$1,968	—	—
	Total Value	$—	$3,506,250	$5,456,250	$—	$6,131,430	$4,586,250	$3,506,250
Joseph W. White	Cash Severance(1)(2)	$—	$—	$1,300,000	$—	$1,950,000	$—	$—
Chief Financial Officer	Stock Awards	—	—	$3,048,259	—	$5,668,031	—	—
	Health Benefits(3)	—	—	$50,000	—	$43,500	—	—
	Disability Income	—	—	—	—	—	$1,965,840	—
	Life Insurance Benefits(4)	—	—	—	—	$1,968	—	750,000
	Total Value	$—	$—	$4,398,259	$—	$7,663,499	$1,965,840	$750,000
Jeff D. Barlow	Cash Severance(1)	$—	$—	$1,100,000	$—	$1,595,000	$—	$—
Chief Legal Officer and Secretary	Stock Awards	—	—	$1,351,255	—	$3,229,608	—	—
	Health Benefits(3)	—	—	$50,000	—	$50,000	—	—
	Disability Income	—	—	—	—	—	$1,560,000	—
	Life Insurance Benefits(4)	—	—	—	—	$1,968	—	750,000
	Total Value	$—	$—	$2,501,255	$—	$4,876,576	$1,560,000	$750,000
Terry P. Bayer(5)	Cash Severance(1)(2)	$—	$—	$1,400,000	$—	$2,100,000	$—	$—
Former Chief Operating Officer	Stock Awards	—	—	$2,239,670	—	$5,340,456	—	—
	Health Benefits(3)	—	—	$50,000	—	$43,500	—	—
	Disability Income	—	—	—	—	—	$315,000	—
	Life Insurance Benefits(4)	—	—	—	—	$1,279	—	750,000
	Total Value	$—	$—	$3,689,670	$—	$7,485,235	$315,000	$750,000
Lisa A. Rubino(3)(6)	Cash Severance(1)(2)	$—	$—	$500,000	$—	$1,250,000	$—	$—
Former Sr. Vice President of Medicare & Duals Integration	Stock Awards	$—	$—	$—	$—	$2,139,065	$—	$—
	Health Benefits(3)	$—	$—	$25,703	$—	$25,703	$—	$—
	Disability Income	$—	$—	$—	$—	$—	$840,000	$—
	Life Insurance Benefits(4)	$—	$—	$—	$—	$1,968	$—	$—
	Total Value	$—	$—	$525,703	$—	$3,416,736	$840,000	$—

Molina Healthcare, Inc. 2018 Proxy Statement | 49

(1)
The amounts in the table were computed based on the named executive officers’ salaries and target short-term bonus opportunity as of December 31, 2017. In February 2018, the compensation committee determined to leave unchanged the base salaries for Mr. Zubretsky and Mr. White, and to increase the base salary for Mr. Barlow to $600,000. The compensation committee further determined to set Mr. Zubretsky’s 2018 target short-term bonus opportunity at 150% of his base salary, leave unchanged Mr. White’s 2018 target short-term bonus opportunity at 100% of his base salary, and increase Mr. Barlow’s 2018 target short-term bonus opportunity to 100% of his base salary. As provided in his employment agreement, Mr. Zubretsky was not entitled to a short-term bonus in 2017.

(2) Severance for involuntary, not for cause or for good reason termination (change-in-control) represents executive’s severance payment pursuant to the Company’s change in control severance plan since such payment is higher than the severance payment executive would be entitled to receive under executive’s employment agreement, or with respect to Ms. Rubino, under her employment offer letter.

(3)
For Mr. Zubretsky, the amount for health benefits payable upon involuntary, not for cause or good reason termination (change-in-control) represents the amount he is entitled to receive for continued health care and dental benefits under the Company’s applicable benefits programs for 24 months following the date of termination, pursuant to the Company’s change in control severance plan. For Mr. White, Mr. Barlow, and Ms. Bayer such amounts under the change in control severance plan are lower than the amounts for health benefits they are entitled to receive under their respective change in control agreements, and for Ms. Rubino pursuant to her employment offer letter, therefore, the amounts in the table represent the health benefits payable for involuntary, not for cause or good reason termination (change-in-control) under those agreements.

(4) Pursuant to the Company’s change in control severance plan, for termination in connection with a change in control, the executive is entitled to receive continued life insurance benefits under the Company’s applicable benefits programs for 24 months following the date of termination.
(5) Ms. Bayer retired on February 2, 2018, and her retirement was deemed a termination without cause for purposes of receiving severance payments and benefits pursuant to her employment agreement with the Company. For more information on such severance payments and benefits, see discussion above in “Executive Compensation - Retirement of Chief Operating Officer.”
(6) Ms. Rubino’s employment was terminated by the Company without cause on March 2, 2018. For information on her severance payments, see discussion above in “Executive Compensation - Termination of Senior Vice President of Medicare & Duals Integration.”
CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information:
For fiscal 2017, our last completed fiscal year:

•	the median of the total direct compensation of all employees of our Company (other than Mr. Zubretsky, our chief executive officer), was $46,397; and

•	the total direct compensation of Mr. Zubretsky, our chief executive officer, was $20,864,108.
Based on this information, the ratio of the median of the total direct compensation of all employees (other than the chief executive officer) to the total direct compensation of our chief executive officer was 1 to 450.
Our chief executive officer, Mr. Zubretsky, started employment with the Company on November 6, 2017. As an inducement to leave his previous employer and join the Company, the Company agreed to pay him a $4,000,000 sign-on bonus, and also agreed to provide him with a one-time substitutive option grant to purchase 375,000 shares of the Company’s common stock. Both of these inducements result in an increase in the median employee to CEO pay ratio. Without including the sign-on bonus in the calculation of the pay ratio, the ratio would reduce to 1 to 364. Based on estimated 2018 total direct compensation for our chief executive officer (including current base salary, non-equity incentive compensation assumed to be paid out at the target level, the target grant value of equity-based compensation, and an assumed figure for all other compensation), and assuming the median of the total direct compensation for all employees remained the same, the ratio would reduce to 1:286.
Our median employee pay ratio was calculated in accordance with the requirements of item 402(u) of Regulation S-K. With respect to the total direct compensation of our chief executive officer, we annualized his base salary and used the other compensation components (Bonus, Option Awards, All Other Comp) reported in our 2017 Summary Compensation Table included in this proxy statement. Our calculation of the total direct compensation of our median employee includes all employees, part-time or full-time, excluding our chief executive officer, who were employed on December 1, 2017. The median employee is a full-time employee.

Molina Healthcare, Inc. 2018 Proxy Statement | 50

Pay elements that were included in the total direct compensation calculation for each employee consisted of the following:

•	Salary received in fiscal year 2017;

•	Short term incentives (cash bonus);

•	Long term incentives (equity-based awards);

•	Company-paid 401(K) plan match (4%) made in fiscal year 2017; and

•	All other compensation (stipends, sign-on bonus, one-time bonus, etc.).
Fiscal Year 2018 Compensation
In February 2018, the compensation committee established the 2018 compensation for the named executive officers. The compensation committee consists of Mr. Schapiro (Chair), Mr. Fedak, Mr. Orlando, and Ms. Romney. The 2018 named executive officers consist of the following:

•	Joseph M. Zubretsky, president and chief executive officer;

•	Joseph W. White, chief financial officer;

•	Jeff D. Barlow, chief legal officer and secretary;

•	Pamela S. Sedmak, executive vice president of health plan operations; and

•	Mark L. Keim, executive vice president of strategic planning and corporate development.
Executive Pay Study for 2018
To evaluate where the current compensation levels of the Company’s named executive officers stand in relation to the compensation levels of executives with the Company’s industry peers, the compensation committee engaged Exequity, a compensation advisory services firm, to conduct a total compensation study with respect to the compensation of the Company’s named executive officers for 2018. Exequity reports directly and exclusively to the compensation committee with respect to executive compensation matters.
In its 2018 study of the named executive officers’ compensation, Exequity used a 13-company peer group consisting of eight publicly traded managed care companies and five managed care facilities companies, as follows:

1. Acadia Healthcare Company, Inc.	8. Humana Inc.
2. Aetna, Inc.	9. Magellan Health, Inc.
3. Anthem, Inc.	10. Tenet Healthcare Corporation
4. Centene Corporation	11. Triple-S Management Corporation
5. Cigna Corporation	12. Universal Health Services, Inc.
6. Community Health Systems, Inc.	13. WellCare Health Plans, Inc.
7. DaVita Inc.
Of the 13-company peer group used in the 2018 study, ten companies were used in the 2017 named executive officers executive compensation study that Exequity had performed for the Company. Acadia Healthcare Company, Inc., Aetna, Inc., and Anthem, Inc. were added to the 2018 study, and Team Health Holdings, Inc., and Universal American Corp. were not included in the 2018 study. Team Health Holdings, Inc. and Universal American Corp. were removed as peers because each was acquired in 2017. The market study concluded that the target total compensation for the Company’s named executive officers in the aggregate is close to peer median benchmarks and this relative positioning is reasonably consistent across all elements of pay.
We endeavor to pay our management team competitively within the marketplace in a manner that will ensure our ability to attract and retain high quality personnel that are properly motivated to increase profitability and stockholder value. To that end, 2018 total compensation opportunities for the Company’s executives are generally targeted at or near median relative to appropriate peer executives, with actual compensation positioned below median when performance is below target and actual compensation positioned closer to or even above 75th percentile when performance is strong.

Molina Healthcare, Inc. 2018 Proxy Statement | 51

Fiscal Year 2018 Base Salaries
Based on peer group compensation levels and the considerations of compensation philosophy and approach as discussed above, the compensation committee set the base salaries for the named executive officers at the levels reflected in the table below.

	Base Salary
Named Executive Officer	2018	2017	Change ($)	Change (%)
Joseph M. Zubretsky, President and Chief Executive Officer	$1,300,000	$1,300,000	$—	—
Joseph W. White, Chief Financial Officer(1)	$650,000	$650,000	$—	—
Jeff D. Barlow, Chief Legal Officer and Secretary	$600,000	$550,000	$50,000	9.09%
Pamela S. Sedmak, Executive Vice President of Health Plan Operations	$600,000	N/A	N/A	N/A
Mark L. Keim, Executive Vice President of Strategic Planning and Corporate Development	$500,000	N/A	N/A	N/A

(1)
From May 2, 2017 to November 6, 2017, Mr. White also received an additional monthly special salary of $100,000 for his role as interim president and chief executive officer. Such special salary is not included in his base salary for this position of chief financial officer reflected in the table.

Fiscal Year 2018 Short-Term Performance-Based Cash Bonus Awards
In February 2018, the compensation committee established short-term cash bonus opportunity levels and measures for our named executive officers. For Mr. Zubretsky, who in 2017 was not eligible for a short-term cash bonus opportunity, the 2018 target cash bonus opportunity level was set at 150% of his base salary. Mr. White’s 2018 target cash bonus opportunity was left unchanged from the 2017 level at 100% of his base salary (such level was previously increased in 2017 from 90% to 100%), and Mr. Barlow’s 2018 target cash bonus opportunity was increased to 100% of his base salary from 90% of his base salary in 2017. The 2018 target cash bonus opportunity levels for Ms. Sedmak and Mr. Keim were set at 70% of their respective base salaries.
The bonus performance measures of each of the named executive officers shall be based 70% on a 2018 pre-tax income metric, and 30% on the discretion of the compensation committee, as follows:

•
70% of the bonus opportunity shall be based on the Company’s pre-tax income achievement in 2018. The target bonus level shall be based on the achievement of pre-tax income in 2018 that corresponds with the high end of the range of the Company’s 2018 preliminary guidance. Achievement at the target pre-tax income level shall trigger payout in cash of this bonus element at 100%. Achievement at a substantial fraction of the target level shall constitute the threshold level of achievement, triggering payout of this bonus element at 50%. Achievement substantially in excess of the target level shall trigger payout of this bonus element at the maximum amount of 200%. Under all circumstances payout shall be capped at the 200% level. All pre-tax income amounts shall be calculated net of the short-term cash bonus payouts. The actual cash bonus payout amounts for achievement within the specified points along the pre-tax income range shall be interpolated linearly between the specified points.

•
30% of the bonus opportunity shall be subject to the discretion of the compensation committee, and shall be based upon consideration by the committee of a wide variety of factors closely aligned with the chief executive officer’s goals and objectives, including for purposes of illustration (but not limited to), such factors as: (1) performance and operational improvements; (2) talent identification and succession planning; (3) financial planning and capital management; (4) development of a long term strategic plan; and miscellaneous other factors as may be identified by the compensation committee in the exercise of its discretion. As with the pre-tax income metric, payment of the discretionary bonus shall be capped at the 200% level.

•
The 70% pre-tax income bonus metric and the 30% discretionary bonus shall be determined and paid independently. Entry level achievement of the pre-tax income metric shall not serve as a condition for any partial or full payment of the discretionary bonus.

Molina Healthcare, Inc. 2018 Proxy Statement | 52

The following table sets forth the fiscal year 2018 base salary levels, along with the two bonus elements for the Company’s named executive officers:

Named Executive Officer	Base Salary	Target Bonus Opportunity (% of Base Salary)	Target Net Income Bonus Opportunity (70% of Target Bonus Opportunity)	Discretionary Bonus Opportunity (30% of Target Bonus Opportunity)
Joseph M. Zubretsky
President and Chief Executive Officer	$1,300,000	150%	$1,365,000	$585,000
Joseph W. White
Chief Financial Officer	$650,000	100%	$455,000	$195,000
Jeff D. Barlow
Chief Legal Officer and Secretary	$600,000	100%	$420,000	$180,000
Pamela S. Sedmak
Executive Vice President of Health Plan Operations	$600,000	70%	$294,000	$126,000
Mark L. Keim
Executive Vice President of Strategic Planning and Corporate Development	$500,000	70%	$245,000	$105,000
Fiscal Year 2018 Long-Term Equity-Based Incentive Compensation Awards
Effective as of March 1, 2018, the named executive officers were granted long-term incentive awards in the form of performance stock units (PSUs) and restricted stock, in the following amounts, with the actual PSUs and share numbers being determined by using the closing price of the Company’s common stock as of that same March 1, 2018 grant date of $71.88.

	2018 Equity-Based Compensation
Named Executive Officer	Amount ($)	Total PSUs & Shares (#)
Joseph M. Zubretsky, President and Chief Executive Officer	$10,000,000	139,120
Joseph W. White, Chief Financial Officer(1)	$1,900,000	26,433
Jeff D. Barlow, Chief Legal Officer and Secretary(2)	$2,500,000	34,780
Pamela S. Sedmak, Executive Vice President of Health Plan Operations	$750,000	10,434
Mark L. Keim, Executive Vice President of Strategic Planning and Corporate Development	$750,000	10,434
(1) Mr. White’s long-term incentive award consists entirely of PSUs.
(2) Effective as of March 1, 2018, in addition to the 2018 annual $1,500,000 equity-based compensation, the compensation committee also awarded Mr. Barlow a restricted stock award of 13,912 shares (or $1,000,000 based on the closing price of the Company’s common stock as of March 1, 2018 grant date). Such incremental award was conveyed to Mr. Barlow to recognize his superior performance and key role in providing stability during a critical transition period. The award is subject to vesting in equal one-third increments over three years, on each of March 1, 2019, March 1, 2020, and March 1, 2021. Such additional award is included in the table.
The compensation committee determined that, with the exception of Mr. White’s award, 60% of the long-term incentive award to the named executive officers shall be in the form of PSUs. The vesting of the PSUs is based entirely on the achievement of a single financial metric: the Company’s cumulative net income over the three fiscal years of 2018, 2019, and 2020. This single cumulative three-year metric aligns the long-term incentive awards of the both the chief executive officer and the named executive officers with our three-year strategic plan and stated business goal of sustained margin recovery. We believe it will be marginally difficult for the Company to achieve the threshold cumulative net income level, which would result in vesting at the 50% level. If that threshold cumulative net income level is not achieved, no PSUs shall vest. We believe it will be difficult but achievable to reach the target cumulative net income level, which would result in vesting at the 100% level. Further, we believe it will be possible but not probable to achieve the maximum cumulative net income level, which would result in vesting at the 200% level, which represents the cap on achievement. Achievement falling within the threshold level and the maximum

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level will be interpolated linearly to determine the appropriate PSUs payout. The PSUs will be settled by the issuance of shares of common stock of the Company equal to the number of PSUs as described herein. Any payout of the PSUs, if achieved, will occur when we report 2020 net income in early 2021, when we are then able to calculate the three-year cumulative net income for this metric.
The compensation committee determined that, with the exception of Mr. White’s award, the balance of 40% of the total long-term incentive awards to the named executive officers shall be in the form of time-vested restricted stock awards. These awards are subject to vesting in equal one-third increments over three years, on each of March 1, 2018, March 1, 2019, and March 1, 2020.
Mr. White’s long-term incentive award shall be 100% in the form of PSUs, which award shall be consistent with the PSUs as described above.
A detailed schedule of the equity awards granted to each of the named executive officers is set forth in the table below.

	Performance Stock Units		Restricted Stock Awards
Named Executive Officer	PSUs (#)	PSUs ($)	Restricted Stock Awards Total (#)	Restricted Stock Awards Total ($)
Joseph M. Zubretsky	83,472	$5,999,967	55,648	$3,999,978
Joseph W. White	26,433	$1,900,004	—	$—
Jeff D. Barlow(1)	12,521	$900,009	22,259	$1,599,977
Pamela S. Sedmak	6,260	$449,969	4,174	$300,027
Mark L. Keim	6,260	$449,969	4,174	$300,027
(1) The restricted stock award to Mr. Barlow includes the additional grant effective March 1, 2018 of 13,912 shares (or $1,000,000 based on the closing price of the Company’s common stock as of March 1, 2018 grant date).
Compensation Committee Interlocks and Insider Participation
The persons listed on page 17 of this proxy statement were the members of the compensation committee during 2017. No member of the compensation committee was a part of a “compensation committee interlock” during 2017 as described under SEC rules. In addition, none of our executive officers served as a director or member of the compensation committee of another entity that would constitute a “compensation committee interlock.” No member of the compensation committee had any material interest in a transaction with Molina Healthcare. Except for Joseph M. Zubretsky, no director is a current or former employee of Molina Healthcare or any of its subsidiaries.

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Audit Committee Report
The audit committee (“committee”) operates under a charter that specifies the scope of the committee’s responsibilities and how it carries out those responsibilities.
The Board of Directors has determined that all four members of the committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules, and regulations.
Management is responsible for the financial reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP, the Company’s independent registered public accounting firm (“independent auditors”), is responsible for performing the integrated independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), expressing an opinion as to the conformity of the financial statements with U.S. generally accepted accounting principles, and auditing management’s assessment of the effectiveness of internal control over financial reporting. The committee’s responsibility is to monitor and oversee these processes and procedures. The committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, that the financial statements have been prepared with integrity and objectivity, and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The committee also relies on the opinions of the independent auditors on the consolidated financial statements and the effectiveness of internal control over financial reporting.
The committee’s meetings facilitate communication among the members of the committee, management, the internal auditors, and the Company’s independent auditors. The committee separately met with each of the internal and independent auditors with and without management, to discuss the results of their examinations and their observations and recommendations regarding the Company’s internal controls. The committee also discussed with the Company’s independent auditors all communications required by generally accepted auditing standards.
The committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2017 with management, the internal auditors, and the Company’s independent auditors.
The committee has received the written disclosures required by PCAOB Rule 3526 — “Communication with Audit Committees Concerning Independence.” The committee discussed with the independent auditors any relationships that may have an impact on their objectivity and independence, and satisfied itself as to the auditors’ independence.
The committee has reviewed and approved the amount of fees paid to the independent auditors for audit, audit related, and tax compliance services. The committee concluded that the provision of services by the independent auditors is compatible with the maintenance of their independence.
Based on the above-mentioned review and discussions, and subject to the limitations on our role and responsibilities described above and in the committee charter, the committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (“Annual Report”) for filing with the SEC.

Audit Committee
Steven J. Orlando, CPA (inactive), Chair
Daniel Cooperman
Charles Z. Fedak, CPA, MBA
Richard M. Schapiro
February 27, 2018

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Audit Committee’s Evaluation and Oversight of Independent Auditors
The audit committee engaged Ernst & Young LLP (“EY”) as our independent auditors for the year ending December 31, 2018. The audit committee is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit our financial statements. In order to assure the continuing independence of our auditors, the audit committee periodically evaluates whether there should be a regular rotation of the independent audit firm. The committee ensures that the mandated rotation of EY’s personnel occurs routinely and is directly involved in the selection of EY’s lead engagement partner.
Evaluation of Independent Auditors

The audit committee annually evaluates the performance of our independent auditors, including the senior audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. Factors considered by the audit committee in deciding whether to retain the independent auditors include:

•	EY’s national capabilities;

•	EY’s technical expertise and knowledge of the Company’s operations and industry;

•	the quality and candor of EY’s communications with the audit committee and management;

•	EY’s independence;

•
the quality and efficiency of the services provided by EY, including input from management on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;

•	external data on audit quality and performance, including recent PCAOB reports on EY and its peer firms; and

•	the appropriateness of EY’s fees, EY’s tenure as independent auditors, including the benefits of a longer tenure, and the controls and processes in place that help ensure EY’s continued independence.
The benefits of EY’s longer tenure include the following:

•
Enhanced audit quality - EY’s significant institutional knowledge and deep expertise of the Company’s business, accounting policies and practices and internal control over financial reporting enhance audit quality.

•	Competitive fees - because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.

•	Avoidance of costs associated with new auditor - engaging new independent auditors would be costly and require a significant time commitment which could lead to management distractions.
Additionally, the Company already has in place controls and processes that help ensure EY’s continued independence:

•
Audit Committee oversight - oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY, and direct involvement by the audit committee and its chair in the selection of the lead assurance engagement partner and coordinating partner in connection with the mandated rotation of these positions.

•	Limits on non-audit services - the audit committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.

•
EY’s internal independence process - EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the lead assurance engagement partner and other partners on the engagement consistent with independence requirements. A new lead engagement partner was designated in starting with the 2014 audit.

•	Strong regulatory framework - EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews, and PCAOB and SEC oversight.

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Oversight of Independent Auditors

In its meetings with EY’s representatives, the audit committee asks them to address, and discusses their responses to, several questions that the audit committee believes are particularly relevant to its oversight.
These questions include:

•
Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the independent auditors prepared and been responsible for the financial statements?

•
Based on the independent auditors’ experience, and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the independent auditors’ experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?
The audit committee believes that asking these questions to help focus its discussions with EY promotes a more meaningful dialogue that provides a basis for its oversight judgment.
The audit committee also discussed with the independent auditors those matters required to be discussed by the auditors with the audit committee under the rules adopted by the PCAOB. The audit committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communication with the audit committee concerning independence, and has discussed with the independent auditors their independence. The audit committee considered with the independent auditors whether the provision of non-audit services provided by them to the Company during 2017 was compatible with their independence.
Fees Paid to Independent Registered Public Accounting Firm
Ernst & Young LLP served as our independent registered public accountant during 2017 and 2016. Fees earned by Ernst & Young LLP for years ended December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
	(In thousands)
Audit Fees(1)
Integrated audit of the financial statements and internal control over financial reporting (including audits of subsidiaries)	$4,539	$4,358
Quarterly reviews	247	256
Audit work relating to debt and equity offerings, including registration statements	92	385
Accounting consultation	—	90
Total audit fees	4,878	5,089
Audit-Related Fees(2)
State agreed-upon procedures report and audit work paper review	81	103
Service Organization Control (“SOC”) 1 audits	804	636
Total audit-related fees	885	739
Tax Fees(2)
Federal and state hiring incentives	67	56
Routine on-call advisory services	56	39
Tax advisory services	—	19
Total tax fees	123	114
Total Fees	$5,886	$5,942

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(1)	Includes fees related to the fiscal year audit and interim reviews, notwithstanding when the fees were billed or when the services were rendered.

(2)	Includes fees for services rendered from January through December of the fiscal year, notwithstanding when the fees were billed.
The audit committee has considered the nature of the services underlying these fees and does not consider them to be incompatible with the independent registered public accountant’s independence.
The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below. For each proposed service, the independent auditors are required to provide detailed supporting documentation at the time of approval to permit the audit committee to make a determination whether the provision of such service would impair the independent auditors’ independence.
From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided, and is also generally subject to a maximum dollar amount. The audit committee has also delegated to the chairman of the audit committee the authority to approve audit or non-audit services to be provided to the Company by its independent registered public accounting firm. Any approval of services by the chairman of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee. All audit-related fees and tax fees for 2017 and 2016 were pre-approved by the audit committee or the audit committee chairman.
Related Party Transactions
The Board has adopted a policy regarding the review, approval, and monitoring of transactions involving the Company and related persons (directors and executive officers or their immediate family members). Such related persons are required to promptly and fully disclose to the Company’s chief legal officer all financial, social, ethical, personal, legal, or other potential conflicts of interest involving the Company. The chief legal officer shall confer as necessary with the chairman of the Board and/or with the Company’s corporate governance and nominating committee regarding the facts of the matter and the appropriate resolution of any conflict of interest situation in the best interests of the Company, including potential removal of the related person from a position of decision-making or operational authority with respect to the conflict situation, or other more significant steps depending upon the nature of the conflict.
Related persons transactions that are identified as such prior to the consummation or amendment are consummated or amended only if (i) with respect to executive officers of the Company, the corporate governance and nominating committee approves or ratifies such transaction in accordance with the policy, and (ii) with respect to directors of the Company, the full Board approves or ratifies such transaction in accordance with the policy. At least annually the corporate governance and nominating committee reviews any previously approved or ratified related persons transactions. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Board or the committee as appropriate determines if it is in the best interests of the Company and its stockholders to continue, modify, or terminate the related person transaction.
Joseph M. Molina, M.D., Professional Corporations
The Joseph M. Molina, M.D. Professional Corporations (JMMPC) constitute medical provider groups originally created as “friendly professional corporations” to advance our direct delivery line of business. JMMPC’s primary shareholder is Dr. J. Mario Molina, who was formerly the Company’s president, chief executive officer, and a member of our Board of Directors. Dr. Molina’s employment with the Company terminated on May 2, 2017, and he resigned as a director on December 12, 2017. When JMMPC was created, we concluded that we were the primary beneficiary of the JMMPC Variable Interest Entity (VIE) because we had the power to direct the activities (excluding clinical decisions) that most significantly affected JMMPC’s economic performance, and the obligation to absorb losses or right to receive benefits that were potentially significant to the VIE, under the agreements described below. Because we were its primary beneficiary, we consolidated JMMPC.
In July 2017, the Company made the strategic decision to discontinue its direct delivery line of business. In execution of this strategic change, the Company delivered to Dr. Molina notice of its intent to terminate all contracts between itself and JMMPC. Effective as of September 30, 2017, we terminated our relationship with JMMPC in

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Florida, Michigan, New Mexico, Washington, and Utah. In connection with this termination, and to effect a deconsolidation of JMMPC, we absorbed JMMPC’s then-outstanding losses and received JMMPC’s then-accrued earnings. The net impact of this deconsolidation was a gain to the Company of approximately $4.3 million.
In July 2017, Dr. Molina expressed an interest in assuming the operation of the Company’s 17 leased clinic spaces in California. Under the oversight of the corporate governance and nominating committee, the Company proceeded to negotiate the terms under which Dr. Molina would assume the operation of the Company’s 17 California clinics. In December 2017, the Company agreed to sell to JMMPC the tangible assets in the clinics for $1,980,000, which represented the appraised fair market value of the assets as determined by an independent third party appraiser. The Company also agreed to relinquish all claims to the assembled professional workforce in the clinics in consideration for the payment by JMMPC of $100,000. In addition, the Company agreed to assign the clinics leases to JMMPC in consideration for Dr. Molina’s entering into a personal guaranty with respect to the liability under the remaining clinic lease terms. Finally, the Company’s California health plan agreed to enter into a capitated provider contract with JMMPC at favorable and competitive market-based rates negotiated on an arms’ length basis. All prior agreements between the Company and JMMPC were terminated effective January 3, 2018. Following the termination of the agreements with JMMPC, the Company no longer has the power to direct the activities that most significantly affect JMMPC’s economic performance, or the obligation to absorb losses or right to receive benefits that are potentially significant to JMMPC. As of December 31, 2017, JMMPC had total assets of $8 million, and total liabilities of $8 million.
Pacific Healthcare IPA
The Company’s California health plan has entered into a provider agreement with Pacific Healthcare IPA (“Pacific”), an independent practice association, in the Los Angeles, California region. Pacific is 50% owned by the brother-in-law of Dr. J. Mario Molina, the Company’s former president, chief executive officer, chairman of the board, and director, and Mr. Molina, one of the directors of the Company and its former chief financial officer. Under the terms of this provider agreement, the California health plan paid Pacific approximately $413,000 in 2017 and approximately $469,000 in 2016 for medical care provided to health plan members. The rates paid to Pacific are the same as those paid to other independent practice associations in the same region.
Frank E. Murray
Frank E. Murray retired from the Board of Directors effective November 6, 2017. The Board has agreed to engage Dr. Murray as a consultant to provide advisory services to the Company for the balance of his foregone Board term (through May 2018). The Company expects to pay Dr. Murray approximately $150,000 for his advisory services from November 6, 2017 to May 2018. Please see footnote 5 in the Non-Employee Director Compensation table under “Information About the Board and its Committees” relating to the fees for advisory services paid to Dr. Murray from November 6, 2017 to December 31, 2017.

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Proposal 2 - Advisory Vote on the Compensation of our Named Executive Officers
The Dodd-Frank Wall Street Reform and Consumer Protection Act, or simply the Dodd-Frank Act, requires that public companies give their stockholders the opportunity to vote on say-on-pay proposals. The SEC adopted rules to implement the provisions of the Dodd-Frank Act relating to stockholder votes on executive compensation (including say-on-pay and say-when-on-pay proposals). At our 2017 annual meeting of stockholders, our stockholders approved, on an advisory basis, the conducting of an advisory vote on the compensation of our named executive officers every year. Our stockholders last approved, on an advisory basis, the Company’s executive compensation in 2017. Thus, pursuant to Section 14A of the Securities of 1934, as amended, we are again holding in 2018 an advisory vote on the Company’s executive compensation, as described in this proxy statement.
You are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables, and narrative discussion, is hereby APPROVED.”
We urge you to consider the various factors regarding compensation matters as discussed in the Compensation Discussion and Analysis section of this proxy statement.
As discussed at length in the CD&A, we believe that our executive compensation program is reasonable, competitive, and strongly focused on pay for performance principles. We emphasize compensation opportunities that reward our executives when they deliver targeted financial results. The compensation of our named executive officers varies depending upon the achievement of pre-established performance goals, both individual and corporate. Through stock ownership requirements and equity incentives, we also align the interests of our executives with those of our stockholders and the long-term interests of the Company. Our executive compensation policies have enabled us to attract and retain talented and experienced senior executives. We believe that the compensation program for our named executive officers is appropriate and aligned with the Company’s financial results and position for growth in future years.
Because your vote is advisory, it will not be binding upon the Board of Directors. However, our Board of Directors values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

✓	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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Proposal 3 - Approval of the Amendment and Restatement of our Bylaws to Implement Proxy Access
The Board is recommending that stockholders approve an amendment and restatement of the Company's Fourth Amended and Restated Bylaws that would permit certain stockholders to include qualified stockholder-nominated director candidates in the Company's proxy materials ("proxy access"). The proposed amendments to be approved by stockholders are contained in Sections 2.13, 2.2(a) and 2.2(f) of Article II of the Company's Fifth Amended and Restated Bylaws, a copy of which is attached to this proxy statement as Appendix A ("Amendments"). Additions to the Bylaws are indicated by underlining, and deletions are indicated by strikethrough text.
Introduction
Proxy access allows eligible stockholders to include their own nominees for director in the Company's proxy materials for an annual meeting of stockholders, along with the candidates nominated by the Board. The Board believes that the proposed Amendments include requirements and provisions designed to provide meaningful rights of proxy access while reducing some risks of abuse.
Description of Proposed Amendments
The following description of the proposed Amendments is a summary only and is qualified in its entirety by reference to the complete text of the Amendments which is attached to this proxy statement as Appendix A. You are urged to read the Amendments in their entirety.
Eligibility of Stockholders to Nominate Directors
Any stockholder or group of up to 20 stockholders who have maintained continuous qualifying ownership of at least 3% of the shares of the Company's outstanding common stock for at least the previous three years would be permitted to include a specified number of director nominees in the Company's proxy materials for its annual meeting of stockholders. No stockholder may be a member of more than one group for these purposes.
Calculation of Qualifying Ownership
To ensure that the interests of stockholders seeking to include director nominees in the Company's proxy materials are aligned with those of other stockholders, a nominating stockholder would be deemed to own only those shares of outstanding common stock of the Company as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in such shares, including the opportunity for profit and the risk of loss. With respect to the stockholder or any of the stockholder’s affiliates, the following shares would not count as “owned" shares for purposes of the Amendments:

•	shares sold in any transaction that has not settled or closed;

•	shares borrowed for any purpose or purchased pursuant to an agreement to resell; or

•
shares subject to any option, warrant, forward contract, swap, contract of sale or other derivative or similar agreement, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (i) reducing in any manner, to any extent or at any time in the future, the full right to vote or direct the voting of any such shares, and/or (ii) hedging, offsetting, or altering to any degree any gain or loss arising from the full economic ownership of such shares.

A stockholder will be deemed to "own" shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder's ownership of shares will be deemed to continue during any period in which the stockholder has loaned such shares or delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement which in either case is revocable at any time by the stockholder; provided that in the event of a loan, the stockholder has the power to recall such loaned shares on five or less business days' notice.
Funds under common management and investment control would be treated as one eligible stockholder.
Number of Stockholder-Nominated Candidates
The maximum number of candidates nominated by all eligible stockholders that the Company would be required to include in the Company's proxy materials, together with any nominees who were previously elected to the Board using proxy access during the preceding two annual meetings, is that number of directors constituting the greater of 2 or 20% of the total number of directors (rounded down to the nearest whole number) on the last day on which a nomination notice may be submitted to the Company (as described below under the section captioned "Nomination

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Window"). If one or more vacancies occur on the Board, and the Board decides to reduce the size of the Board after the nomination deadline, the nominee limit would be calculated based on the reduced number of directors. Any stockholder nominee who is included in the Company’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least 25% of the votes cast in favor of the stockholder nominee’s election, will be ineligible to be a stockholder nominee for the next two annual meetings.
Procedure for Electing Candidates if Nominee Limit Exceeded
If the number of stockholder-nominated candidates exceeds the maximum number of stockholder nominees, the highest ranking stockholder nominee from each nominating stockholder would be selected for inclusion in the Company's proxy materials until the nominee limit is reached, going in order of the amount (largest to smallest) of shares of stock of the Company that each nominating stockholder disclosed as owned in its respective nomination notice submitted to the Company. This selection process will continue as many times as necessary, following the same order each time, until the nominee limit is reached.
Nomination Window
In order to provide adequate time to assess stockholder-nominated candidates, requests to include stockholder-nominated candidates in the Company's proxy materials must be received by the secretary of the Company no earlier than 150 days and no later than 120 days before the first anniversary of the date that the Company distributed its proxy statement to stockholders for the previous year's annual meeting of stockholders. If the annual meeting is scheduled more than 30 days prior to or 60 days following the anniversary of the preceding year’s annual meeting, the request must be received no earlier than 120 days before the annual meeting and no later than the later of 90 days before the annual meeting or 10 days following the day on which public announcement of the date of the annual meeting is first made.
Information Required of All Nominating Stockholders
Each stockholder seeking to include a director nominee in the Company's proxy materials would be required to provide certain information to the Company (with respect to such stockholder, other stockholders whose shares are aggregated to satisfy the 3% ownership requirement, and certain others, if the stockholder is a legal entity), including:

•	verification of the stockholder’s ownership of the requisite 3% of shares;

•	an agreement to continue to hold the requisite 3% of shares, and to continue to satisfy the Bylaw eligibility requirements for proxy access, through the annual meeting date;

•	a copy of the stockholder's notice on Schedule 14N that has been or concurrently is filed with the SEC;

•	details regarding certain relationships during the past 3 years between the stockholder or stockholder group, the nominee and/or the Company or any of its affiliates;

•
the information, questionnaire, representation and agreement of the stockholder and/or stockholder nominee required pursuant to the advance notice requirements for stockholder nominees set forth in Sections 2.2(b)(2) and 2.2(f) of the Company's Fifth Amended and Restated Bylaws, including such matters as:

◦	information regarding the stockholder nominee that is required to be included in the proxy statement under the SEC’s proxy rules;

◦	compensation and other arrangements between the stockholder and the stockholder nominee;

◦	positions held by the stockholder nominee with any competitors of the Company during the preceding 3 years;

◦	information relating to the stockholder and its share ownership interests;

◦
the absence of any (i) voting commitments of the stockholder nominee that have not been disclosed to the Company or that would interfere with the stockholder nominee’s fiduciary duties as a director; or (ii) undisclosed compensation arrangements of the stockholder nominee for service as a director;

◦	the stockholder nominee’s agreement to be in compliance with the Company’s corporate governance and other corporate policies;

•
such other questionnaires of the stockholder nominee that are required of the Company’s directors, and such other information as the Company may reasonably request for the Company to comply with its disclosure obligation under applicable law, determine the stockholder’s satisfaction of the proxy access

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requirements, and ascertain the stockholder nominee’s eligibility for nomination, including the Board independence requirements; and

•	in the case of a nomination by a group of stockholders, the designation of one authorized group member.
Nominating stockholders would also be required to make certain additional representations and warranties to, and agreements with, the Company regarding matters such as the following:

•	the absence of any intent to change or influence control of the Company;

•	not nominating any person for election to the Board other than the stockholder’s nominees submitted through the proxy access process;

•	not soliciting proxies in support of any person other than the stockholder’s proxy access nominees or nominees of the Company;

•	not distributing any proxy card for the annual meeting in connection with the election of a stockholder nominee other than the form distributed by the Company;

•	the nominating stockholder’s agreement to:

◦	assume all liability stemming from any legal or regulatory violation arising from the stockholder’s statements in connection with the nomination or election of directors;

◦
indemnify and hold harmless the Company and its officers, directors and employees for losses incurred in connection with proceedings against the stockholder arising out of the stockholder’s actions, including information provided and statements made by the stockholder, in connection with any nomination submitted by the stockholder using the proxy access process;

◦
in the event of material misstatements or omissions in information provided by the stockholder, or the stockholder discovers that the stockholder fails to satisfy the eligibility requirements for use of proxy access, notify the Company and any other recipient of such misstatement or omission and the information required to correct it, or notify the Company of such failure to satisfy the eligibility requirements;

◦	comply with all laws and regulations in connection with any proxy solicitation for the annual meeting;

◦	file all solicitations and communications relating to the annual meeting with the SEC; and

◦
provide the Company with such additional information as reasonably requested by the Company to comply with its disclosure obligations under applicable law, determine the stockholder’s satisfaction of the proxy access requirements, and ascertain the stockholder nominee’s eligibility for nomination under the Bylaws.

Exclusion of Stockholder Nominees
The Company would not be required to include a stockholder nominee in the Company's proxy materials, no vote on the stockholder nominee will occur, and the nominating stockholder cannot, after the last day of the nomination window, cure any associated defect, if:

•	the Company receives a notice that a stockholder intends to nominate any candidate for election to the Board at the annual meeting outside of the proxy access process;

•	the nominating stockholder materially breaches any of its agreements in connection with the proxy access process;

•
the Board, acting in good faith, determines that the nominating stockholder has provided representations and warranties or other information to the Company in connection with the nomination that contain or contained a material misstatement or omission;

•
the stockholder nominee withdraws his or her consent or becomes unwilling or unable to serve on the Board, or any material breach occurs of the stockholder nominee’s obligations, agreements, representations or warranties pursuant to the proxy access process;

•	the nominating stockholder withdraws the nomination;

•
the Board, acting in good faith, after consultation with outside counsel, determines that the stockholder nominee’s nomination or election to the Board would result in the Company violating the Bylaws, the Company’s certificate of incorporation or any applicable law or stock exchange rule;

Molina Healthcare, Inc. 2018 Proxy Statement | 63

•
the stockholder nominee (i) is not independent under NYSE rules, (ii) does not qualify as independent under the NYSE audit committee independence requirements, or as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (iii) is or has been, within the past 3 years, an officer or director of a competitor, (iv) is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past 10 years, or (v) is or has been subject to any order, judgment, decree, event or circumstance specified in Rule 506(d)(1) under the Securities Act of 1933, as amended, such that the exemption under Rule 506 would be unavailable to the Company were the stockholder nominee a member of the Board;

•	the Board, acting in good faith, determines that the nominating stockholder has failed to continue to satisfy the proxy access eligibility requirements; or

•	the nominating stockholder or designated lead group member, or any qualified representative thereof, does not appear at the annual meeting to present the nomination.
Supporting Statement and Other Information
A nominating stockholder would be permitted to include in the Company's proxy statement for the applicable annual meeting a statement not to exceed 500 words in support of its nominee(s).
The Company would be permitted to omit any information or statement if such information or statement (i) contains any material misstatements or omissions, (ii) impugns a person's character, integrity or personal reputation, or makes charges concerning improper, illegal or immoral conduct or associations without factual foundation, or (iii) would violate any applicable law or regulation.
The Company would be permitted to include in its proxy statement any information that the Company or the Board determines, in its discretion, to include relating to the nomination, including without limitation any statement in opposition to the nomination, information relating to any compensation arrangement and/or voting commitment, and any of the information provided to the Company pursuant to the proxy access process.
Solicitation by the Company Against Stockholder Nominees
The Company would be permitted to solicit support for its position in opposition to any stockholder nominee.
Interpretation
The interpretation of, and compliance with, any provision of the Amendments, including the representations, warranties and covenants contained therein, shall be determined by the Board or, in the discretion of the Board, one or more of its designees, in each case acting reasonably and in good faith.
Stockholder Approval Requirement
The affirmative vote of holders of a majority of the shares of common stock which are issued and outstanding is required for the approval of the proposed Amendments. The proposed Amendments would become effective upon the required approval by our stockholders.

✓	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR BYLAWS TO IMPLEMENT PROXY ACCESS.

Molina Healthcare, Inc. 2018 Proxy Statement | 64

Proposal 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm
Appointment
The firm of Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2017. The audit committee has selected Ernst & Young LLP to continue in that capacity for 2018 and is submitting this matter to our stockholders for their ratification. In the event this proposal is not approved, a selection of another independent registered public accounting firm for us will be made by the audit committee. A representative of Ernst & Young LLP is expected to be present at the annual meeting, will be given an opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions. Notwithstanding ratification by our stockholders, the audit committee reserves the right to replace our independent registered public accounting firm at any time.

✓	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of the forms they file pursuant to Section 16(a). Purchases and sales of our equity securities by such persons are published on our website at www.molinahealthcare.com. Based on our review of the copies of such reports, on our involvement in assisting our reporting persons with such filings, and on written representations from our reporting persons, we believe that, during 2017, each of our officers, directors, and greater than 10% stockholders complied with all such filing requirements on a timely basis.
As a practical matter, the Company assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf.

Molina Healthcare, Inc. 2018 Proxy Statement | 65

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Management
The following table sets forth the shares of Molina Healthcare common stock beneficially owned as of March 5, 2018 by our directors, named executive officers, and directors and executive officers as a group, as of March 5, 2018. Percentage ownership calculations are based on 59,958,401 shares outstanding as of March 5, 2018.

Name	Number of Shares Beneficially Owned(1)	Percentage of Outstanding Shares
Directors and Executive Officers:
Joseph M. Zubretsky(2)	55,648	*
Joseph W. White	84,531	*
Jeff D. Barlow	59,976	*
Garrey E. Carruthers(3)	7,733	*
Daniel Cooperman(4)	21,579	*
Charles Z. Fedak	20,648	*
Steven J. Orlando(5)	26,353	*
Ronna E. Romney(6)	22,623	*
Richard M. Schapiro	10,704	*
Dale B. Wolf(7)	30,603	*
All executive officers and directors as a group (11 persons)**	391,988	0.65%

*	Denotes less than 1%.

**	Includes all Section 16 reporting persons.

(1)
As required by SEC regulation, the number of shares shown as beneficially owned includes shares which could be purchased within 60 days of March 5, 2018. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws, and the address of each of the named stockholders is c/o Molina Healthcare, Inc., 200 Oceangate, Suite 100, Long Beach, California 90802.

(2)	Mr. Zubretsky holds 375,000 options, however no options to purchase are exercisable within 60 days of March 5, 2018.

(3)	All shares held by Carruthers Family Revocable Trust.

(4)	Consists of: 6,579 shares and 15,000 options.

(5)	Consists of: 24,853 shares held by Orlando Family Trust and 1,500 shares held by Mr. Orlando’s 401(k) plan.

(6)	All shares held by Ronna Romney Revocable Trust.

(7)	Consists of: 15,603 shares and 15,000 options.
Security Ownership of Principal Stockholders
The following table sets forth the shares of Molina Healthcare common stock beneficially owned as of March 5, 2018 by each stockholder known to us to beneficially own more than five (5%) percent of the Company’s outstanding common shares. The percentage of ownership indicated in the following table is based on 59,958,401 common shares outstanding as of March 5, 2018.

Molina Healthcare, Inc. 2018 Proxy Statement | 66

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Other Principal Stockholders:
Capital World Investors(1)	5,569,005	9.29%
T. Rowe Price Associates, Inc.(2)	5,392,307	8.99%
BlackRock, Inc.(3)	4,735,433	7.90%
The Vanguard Group(4)	4,053,946	6.76%

(1)	Based on the Schedule 13G/A filed by such stockholder on February 14, 2018. Such stockholder’s address is 333 South Hope Street, Los Angeles, California 90071.

(2)	Based on the Schedule 13G filed by such stockholder on February 14, 2018. Such stockholder’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

(3)	Based on the Schedule 13G/A filed by such stockholder on February 8, 2018. Such stockholder’s address is 55 East 52nd Street, New York, New York 10055.

(4)	Based on the Schedule 13G/A filed by such stockholder on February 9, 2018. Such stockholder’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
Securities Authorized for Issuance Under Equity Compensation Plans (as of December 31, 2017)

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Plan Category
Equity compensation plans approved by security holders	405,000 (1)	$64.79	2,700,371 (2)

(1)	Options to purchase shares of our common stock issued under the 2011 Equity Incentive Plan.

(2)	Includes shares remaining available to issue under the 2011 Equity Incentive Plan, and the 2011 Employee Stock Purchase Plan.
Management Analysis of Material Effects of Compensation Plans
Management has concluded that the Company’s compensation plans are not reasonably likely to have a material adverse effect on the Company.
Householding
Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or proxy statement for 2018 or in the future, he or she may telephone toll-free 1-866-540-7095 or write to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge Financial Solutions, Inc. at the address set forth above, if they are record holders.

Molina Healthcare, Inc. 2018 Proxy Statement | 67

Other Matters
The Board of Directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Dale B. Wolf
Chairman of the Board
Dated: March 23, 2018

Molina Healthcare, Inc. 2018 Proxy Statement | 68

Questions and Answers About our Annual Meeting
How many votes are needed for each proposal and what are the effects of abstentions, broker non-votes, and unmarked proxy cards?

Proposal	Votes Required for Approval	Effect of Abstention	Broker Non-Votes	Unmarked/Signed Proxy Cards
To elect three Class I directors to hold office until the 2021 annual meeting.(1) (Proposal 1 on the proxy card)	The number of votes cast “For” a nominee exceed the number of votes cast “Against” that nominee(2)	No effect	Not voted, No effect(3)	Counted as “For”
To consider and approve, on a non-binding, advisory basis, the compensation of our named executive officers. (Proposal 2 on the proxy card)	Majority of shares present in person or by proxy and entitled to vote	Counted as “Against”	Not voted, No effect(3)	Counted as “For”
To approve an amendment and restatement of our Bylaws to implement proxy access. (Proposal 3 on the proxy card)	Majority of shares outstanding and entitled to vote	Counted as “Against”	Counted as “Against”(3)	Counted as “For”
To ratify the appointment of Ernst & Young LLP (Proposal 4 on the proxy card)	Majority of shares present in person or by proxy and entitled to vote	Counted as “Against”	Counted as “Against”(4)	Counted as “For”
(1) The Company’s Bylaws provide for a majority vote standard for an uncontested election of directors (i.e., an election where the number of nominees for director does not exceed the number of directors to be elected).
(2) If an incumbent director is not elected due to failure to receive a majority of the votes cast, and his or her successor is not otherwise elected and qualified, such director shall tender his or her offer of resignation promptly following the certification of the election results. Within 90 days from the certification of the vote, the corporate governance and nominating committee will make a recommendation to the Board of Directors with respect to any such tendered resignation, and the Board of Directors will act on such committee’s recommendation and publicly disclose its decision and the rationale behind it.
(3) Proposals 1, 2, and 3 are not considered routine matters under the NYSE rules, and brokers are not permitted to vote on such proposals if the beneficial owners fail to provide voting instructions.
(4) Proposal 4 is considered a routine matter under the NYSE rules, and brokers are permitted to vote in their discretion on such proposal if the beneficial owners fail to provide voting instructions.

Molina Healthcare, Inc. 2018 Proxy Statement | 69

Who is soliciting my vote?
The Board of Directors of Molina Healthcare, Inc. is soliciting your vote at the 2018 annual meeting of Molina Healthcare’s stockholders.
What will I be voting on?
You will be voting on the following matters:

1.	The election of three Class I directors to hold office until the 2021 annual meeting;

2.	The compensation of our named executive officers (as an advisory vote);

3.	The amendment and restatement of our Bylaws to implement proxy access;

4.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018; and

5.	Any other matters properly brought before the meeting or any adjournment or postponement thereof.
Why did I not receive my proxy materials in the mail?
As permitted by rules of the SEC, we are making this proxy statement and our Annual Report available to our stockholders electronically via the Internet. The “e-proxy” process expedites your receipt of proxy materials and lowers the costs and reduces the environmental impact of the annual meeting.
On or about March 23, 2018, we mailed to stockholders of record as of the close of business on March 5, 2018 a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this proxy statement, our Annual Report and other soliciting materials via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and our Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions included in the Notice for requesting such materials.
How many votes do I have?
You will have one vote for every share of our common stock you owned on March 5, 2018, which is the record date for the annual meeting.

How many votes can be cast by all stockholders?
59,958,401, consisting of one vote for each share of our common stock that was outstanding on the record date. There is no cumulative voting.
How many votes must be present to hold the meeting?
A majority of the votes that can be cast, or 29,979,201 votes. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible whether enough votes will be present for us to hold the meeting.
How do I vote?
You can vote either in person at the annual meeting or by proxy whether or not you attend the annual meeting. To vote by proxy, you must:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope;

•	vote by telephone (instructions are on the proxy card); or

•	vote by Internet (instructions are on the proxy card).
To ensure that your vote is counted, please remember to submit your vote by May 1, 2018, the day before the annual meeting.
If you want to vote in person at the annual meeting and you hold your shares through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.
Can I change my vote or revoke my proxy?
Yes. Just send in a new proxy card with a later date, or cast a new vote by telephone or Internet, or send a written notice of revocation to Molina Healthcare’s Corporate Secretary at 200 Oceangate, Suite 100, Long Beach, California 90802. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.
What if I do not vote for the four proposals listed on my proxy card?
If you return a signed proxy card without indicating your vote, in accordance with the Board’s recommendation, your shares will be voted as follows:

1.	For the three director nominees listed on the card;

Molina Healthcare, Inc. 2018 Proxy Statement | 70

2.	For the approval, on a non-binding, advisory basis, the compensation of our named executive officers;

3.	For the approval, to amend and restate our Bylaws to implement proxy access; and

4.	For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018.
Can my broker vote my shares for me on each of the proposals?
Proposals 1, 2, and 3 are not considered routine matters under NYSE rules, and brokers will not be permitted to vote on such proposals if the beneficial owners fail to provide voting instructions. Please vote your proxy so your vote can be counted.
Proposal 4 is considered a routine matter under the NYSE rules on which brokers will be permitted to vote in their discretion even if the beneficial owners do not provide voting instructions.
Can my shares be voted if I do not return my proxy card and do not attend the annual meeting?
If you do not vote your shares held in street name, your broker can vote your shares on matters that the NYSE has ruled discretionary. As noted above, Proposals 1, 2, and 3 are not discretionary items. However, Proposal 4 (to ratify the appointment of Ernst & Young LLP) is a discretionary item, and thus NYSE member brokers that do not receive instructions from beneficial owners may vote such shares at their discretion for such proposal.
If you do not vote the shares registered directly in your name, not in the name of a bank or broker, your shares will not be voted.
Could other matters be decided at the annual meeting?
We do not know of any other matters that will be considered at the annual meeting. If any other matters are properly brought before the meeting (including any adjournment or postponement thereof), the proxies will be voted at the discretion of the proxy holders.
What happens if the meeting is postponed or adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I need proof of stock ownership to attend the annual meeting?
Yes, you will need proof of ownership of common stock to enter the meeting.
When you arrive at the annual meeting, you may be asked to present photo identification, such as a driver’s license. If you are a stockholder of record, you will be on the list of Molina Healthcare’s registered stockholders. If your shares are held in the name of a bank, broker, or other holder of record, a recent brokerage statement or letter from a bank or broker is an example of proof of ownership. In accordance with our discretion, we may admit you only if we are able to verify that you are a Molina Healthcare stockholder.
How can I access Molina Healthcare’s proxy materials and 2017 Annual Report electronically?
This proxy statement and our Annual Report are available on Molina Healthcare’s website at www.molinahealthcare.com. From the Molina home page, click on “About Molina,” then click on “Investors,” and this proxy statement and our Annual Report can be found under the heading “Annual Reports, Filings & Statements.”
Most stockholders can elect not to receive paper copies of future proxy statements and annual reports and can instead view those documents on the Internet. If you are a stockholder of record, you can choose this option and save Molina Healthcare the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet. If you hold your shares through a bank, broker, or other holder of record, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future proxy statements and annual reports. If you choose not to receive paper copies of future proxy statements and annual reports, you will receive an e-mail message next year containing the Internet address to use to access the proxy statement and annual report. Your choice will remain in effect until you tell us otherwise.
Where can I find the voting results?
We intend to announce preliminary voting results at the annual meeting. We will publish the final results in a current report on Form 8-K, which we expect to file within four business days after the annual meeting is held. You can obtain a copy of the Form 8-K by logging on to our website at www.molinahealthcare.com, or through the EDGAR system maintained by the SEC, at www.sec.gov.

Molina Healthcare, Inc. 2018 Proxy Statement | 71

Information on our website does not constitute part of this proxy statement.
Who pays the costs of the annual meeting and the solicitation of proxies?
Molina Healthcare pays the cost of the annual meeting and the cost of soliciting proxies. In addition to soliciting proxies by mail, Molina Healthcare may solicit proxies by telephone and similar means. No director, officer, or employee of Molina Healthcare will be specially compensated for these activities. Molina Healthcare also intends to request that brokers, banks, and other nominees solicit proxies from their principals and will pay the brokers, banks, and other nominees certain expenses they incur for such activities.
How can I present a proposal for next year’s annual meeting?
Stockholder proposals (excluding nominations for director), submitted for inclusion in our proxy statement for our next annual meeting of stockholders must comply with the applicable requirements of Rule 14a-8 under the Exchange Act, and must be delivered in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 annual meeting of stockholders, our Corporate Secretary must receive written notice of such proposal no later than November 23, 2018.
Pursuant to our bylaws, stockholders wishing to present any proposal, including nominations for director, for consideration at our next annual meeting of stockholders (but not include it in our proxy statement for our 2019 annual meeting of stockholders) must provide written notice of such proposal to our Corporate Secretary between January 2, 2018 and February 1, 2018, and comply with the other applicable provisions of our bylaws.
If Proposal 3 is approved by the requisite vote at this year’s annual meeting of stockholders, eligible stockholders will have the ability to submit director nominees for inclusion in our proxy statement at the 2019 annual meeting of stockholders.  As described in more detail in Proposal 3, to be eligible, stockholders must have owned at least three percent (3%) of our shares of common stock for at least three (3) years.  Up to twenty (20) stockholders will be able to aggregate for this purpose.  Nominations must be submitted to our Corporate Secretary at our principal executive offices no earlier than October 24, 2018 and no later than November 23, 2018.
All stockholder proposals must be submitted to our Corporate Secretary at our principal executive offices at 200 Oceangate, Suite 100, Long Beach, California 90802 by the applicable dates specified above. You can obtain a copy of our bylaws by writing to our Corporate Secretary at the foregoing address.
Where can I obtain a copy of the Annual Report?
If you received these materials by mail, you should have also received with them our Annual Report. Our Annual Report is also available on Molina Healthcare’s website at www.molinahealthcare.com as described above. We urge you to read these documents carefully. In accordance with the rules of the SEC, the Company’s performance graph appears in Part II, Item 5, under the subheading “Stock Performance Graph,” of our Annual Report.

Molina Healthcare, Inc. 2018 Proxy Statement | 72

~~FOURTH~~FIFTH AMENDED AND RESTATED BYLAWS

OF

MOLINA HEALTHCARE, INC.

a Delaware corporation

{00383511;1}

Appendix A - 1

ARTICLE I OFFICES 1
Section 1.1. Registered Office 1
Section 1.2. Other Offices 1

ARTICLE II STOCKHOLDERS' MEETINGS 1
Section 2.1. Place of Meetings 1
Section 2.2. Annual Meetings 1
Section 2.3. Notice of Annual Meeting 6
Section 2.4. Stockholders' List 7
Section 2.5. Special Meetings 7
Section 2.6. Notice of Special Meetings 8
Section 2.7. Quorum; Adjournment 8
Section 2.8. Conduct of Business 9
Section 2.9. Voting 10
Section 2.10. Proxies 10
Section 2.11. Inspectors 10
Section 2.12. Meetings by Remote Communication 11
Section 2.13. Proxy Access for Director Nominations 11

ARTICLE III DIRECTORS ..... ~~11~~20
Section 3.1. General Powers ..... ~~11~~20
Section 3.2. Number and Qualifications of Directors ..... ~~11~~20
Section 3.3. Vacancies; Resignation and Removal of Directors ..... ~~12~~21
Section 3.4. Place of Meetings ..... ~~12~~21
Section 3.5. Compensation of Directors ..... ~~13~~21
Section 3.6. Regular Meetings ..... ~~13~~22
Section 3.7. Special Meetings ..... ~~13~~22
Section 3.8. Action Without Meeting; Use of Communications Equipment ..... ~~13~~22
Section 3.9. Quorum and Manner of Acting ..... ~~14~~23

ARTICLE IV EXECUTIVE AND OTHER COMMITTEES ..... ~~14~~23
Section 4.1. Executive Committee ..... ~~14~~23
Section 4.2. Other Committees ..... ~~15~~24

{00383511;1}
i

Appendix A - 2

Section 4.3. Procedure; Meeting; Quorum .... ~~15~~24

ARTICLE V OFFICERS .... ~~16~~25

Section 5.1. Executive Officers .... ~~16~~25

Section 5.2. Election, Term of Office and Eligibility .... ~~16~~25

Section 5.3. Subordinate Officers .... ~~16~~25

Section 5.4. Removal .... ~~17~~25

Section 5.5. Chairman of the Board .... ~~17~~26

Section 5.6. The President .... ~~17~~26

Section 5.7. Other Executive Officers and Executive Vice Presidents .... ~~17~~26

Section 5.8. The Secretary .... ~~17~~26

Section 5.9. The Treasurer .... ~~18~~27

Section 5.10. Salaries .... ~~18~~27

Section 5.11. Delegation of Duties .... ~~18~~27

ARTICLE VI SHARES OF STOCK .... ~~18~~27

Section 6.1. Regulation .... ~~18~~27

Section 6.2. Stock Certificates .... ~~18~~27

Section 6.3. Restriction on Transfer of Securities .... ~~19~~28

Section 6.4. Transfer of Shares .... ~~20~~29

Section 6.5. Fixing Date for Determination of Stockholders of Record .... ~~20~~29

Section 6.6. Lost Certificate .... ~~21~~29

ARTICLE VII BOOKS AND RECORDS .... ~~21~~30

Section 7.1. Location .... ~~21~~30

Section 7.2. Inspection .... ~~21~~30

Section 7.3. Corporate Seal .... ~~21~~30

ARTICLE VIII DIVIDENDS AND RESERVES .... ~~21~~30

Section 8.1. Dividends .... ~~21~~30

Section 8.2. Reserves .... ~~22~~30

ARTICLE IX MISCELLANEOUS PROVISIONS .... ~~22~~31

Section 9.1. Fiscal Year .... ~~22~~31

{00383511;1} ii

Appendix A - 3

Section 9.2. Depositories .... ~~22~~31
Section 9.3. Checks, Drafts and Notes .... ~~22~~31
Section 9.4. Contracts and Other Instruments .... ~~22~~31
Section 9.5. Notices .... ~~22~~31
Section 9.6. Waivers of Notice .... ~~22~~31
Section 9.7. Stock in Other Corporations .... ~~23~~31
Section 9.8. Indemnification .... ~~23~~32
Section 9.9. Amendment of Bylaws .... ~~25~~34

ARTICLE X EXCLUSIVE FORUM .... ~~25~~34
Section 10.1. Exclusive Forum .... ~~25~~34

{00383511;1}

iii

Appendix A - 4

~~FOURTH~~FIFTH AMENDED AND RESTATED BYLAWS
OF
MOLINA HEALTHCARE, INC.

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Corporation shall be maintained in the County of New Castle, State of Delaware, and the registered agent in charge thereof is Corporation Service Company.

Section 1.2. Other Offices. The Corporation may also have offices and keep the books and records of the Corporation, except as may otherwise be required by law, at such other places both within and outside the State of Delaware as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS' MEETINGS

Section 2.1. Place of Meetings. All meetings of the stockholders, whether annual or special, shall be held at an office of the Corporation or at such other place, within or outside the State of Delaware, as may be fixed from time to time by the Board of Directors.

Section 2.2. Annual Meetings.

(a) The annual meeting of the stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of annual meeting, at which such stockholders shall elect members to the Board of Directors and transact such other business as may properly be brought before such meeting. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting of stockholders, (ii) by or at the direction of the Board of Directors, (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in Section 2.2(b)~~,~~ or, if applicable, Section 2.13, who is entitled to vote at such meeting and who complied with the notice procedures set forth in Section 2.2(b) or Section 2.13, as applicable. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication, pursuant to Section 2.12.

{00383511;1}

1

Appendix A - 5

(b) (1) At an annual meeting of the stockholders, only such business as shall have been properly brought before such meeting shall be conducted. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.2(c) of these Amended and Restated Bylaws (these "Bylaws"), (i) such stockholder must have given timely notice thereof in writing to the Secretary of the Corporation; (ii) such other business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware; (iii) if such stockholder, or the beneficial owner on whose behalf any such nomination or proposal is made (such stockholder or beneficial owner, a "Holder"), has provided the Corporation with a Solicitation Notice (as such term is hereinafter defined), such Holder must, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such Holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice or, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal; and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 2.2(b), the Holder proposing such nomination or business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 2.2. To be timely, a stockholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting of the stockholders; provided, however, that in the event that the date of the annual meeting is scheduled more than thirty (30) days prior to the anniversary of the preceding year's annual meeting, notice by the stockholder, to be timely, must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting of the stockholders commence a new time period for the giving of a stockholder's notice as described above (the "Stockholder's Notice").

(2) The Stockholder's Notice shall set forth:

(i) as to each person that the stockholder proposes to nominate for election or reelection as a director:

(A) all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors in an election contest or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

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(B) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understanding during the past three years, and any other material relationships, between or among the stockholder and its affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and each proposed nominee's respective affiliates and associates, and others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination or on whose behalf the nomination is made, or any affiliate or associate thereof or any person acting in concert therewith, were the "registrant" for purposes of Item 404 and the nominee were a director or executive officer of such registrant;

(C) a list of all positions held by any proposed nominee as an officer or director of any competitor (as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, within the three (3) years preceding the submission of the Stockholder Notice; and

(D) a completed and signed questionnaire, representation and agreement required by subsection 2.2(f) (and the Corporation may require any proposed nominee to furnish such other information as may be reasonably required by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence or lack thereof, of the nominee);

(ii) as to any other business that such stockholder proposes to bring before the meeting:

(A) a brief description of the business desired to be brought before such meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Holder, if any, on whose behalf such proposal is made; and

(B) a description of all agreements, arrangements and understandings, direct and indirect, between such Holder and any other person or persons (including their names), in connection with the proposal of such business.

(iii) as to the Holder, and if the Holder is an entity, as to each director, executive officer, managing member or control person of such entity (each such individual and control person, a "control person"):

(A) the name and address of such Holder and control person, as applicable;

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(B) the following information regarding the ownership interests of the Holder and control persons, as applicable, which shall be supplemented not later than 10 days after the record date for the meeting to disclose such interests as of the record date:

(1) the class and number of shares of the Corporation that are owned beneficially and of record by the Holder and by any control person;

(2) a description of any agreement, arrangement or understanding (including, without limitation, any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of such Holder or control person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation's stock, or maintain, increase or decrease the voting power of the Holder or control person with respect to shares of the Corporation (any such agreement, arrangement or understanding, a "Derivative Instrument");

(3) a description of any proxy, contract, arrangement, understanding, or relationship with respect to a nomination or other business between or among such Holder, any of its affiliates or associates, and any others acting in concert with any of the foregoing, including in the case of a nomination, the nominee or pursuant to which such Holder has a right or obligation to vote any shares of any security of the Corporation;

(4) a description of the terms of and number of shares subject to any short interest in any security of the Corporation (for purposes of this Section 2.2(b), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

(5) a description of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which such Holder or any control person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or directly or indirectly owns an interest in the manager or managing member of a limited liability company or similar entity;

(6) a description of the terms of and number of shares subject to any performance-related fees (other than an asset-based fee) to which such Holder or control person is entitled based on any increase or decrease in the

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value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice;

(7) a description of the terms of and number of shares subject to any arrangements, rights, or other interests described in Sections 2.2(b)(iii)(B)(2)-(6) held by members of such Holder's or control person's immediate family sharing the same household; and

(8) any other information relating to the Holder or control person, or any person who would be considered a participant in a solicitation with such Holder or control person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations thereunder;

(iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to vote or cause to be voted its stock at the meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(v) whether either such Holder intends (or is part of a group that intends) to deliver a proxy statement and form of proxy to holders of, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees or, in the case of the proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal (an affirmative statement of such intent, a "Solicitation Notice").

For purposes of these Bylaws, the term "affiliate" or "affiliates" and "associate" or "associates" shall have the meanings ascribed thereto under the General Rules and Regulations under the 1934 Act.

(c) Notwithstanding anything in the second sentence of Section 2.2(b(1) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased effective after the time period for which nominations would otherwise be due under Section 2.2(b) and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by Section 2.2(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by Corporation.

(d) Notwithstanding the foregoing provisions of this Section 2.2, in order to include information with respect to a stockholder proposal in the proxy statement and

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form of proxy for a stockholders' meeting pursuant to Rule 14a-8 under the 1934 Act, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(e) For purposes of this Section 2.2, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(f) To be eligible to be a nominee for election or reelection by a stockholder pursuant to Section 2.2(b), or by an Eligible Stockholder pursuant to Section 2.13, a person must complete and deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.2(b) or Section 2.13, as applicable), to the Secretary at the principal offices of the Corporation a written questionnaire providing the information requested about the background and qualifications of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement (the questionnaire, representation, and agreement to be in the form provided by the Secretary upon written request) of such person that such person:

(1) is not and will not become a party to:

(i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation, or

(ii) any Voting Commitment that could limit or interfere with the person's ability to comply, if elected as a director of the Corporation, with the person's fiduciary duties under applicable law,

(2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and

(3) would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation.

Section 2.3. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and time of the meeting, shall be given not less than ten nor more

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than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication in accordance with Section 2.12.

Section 2.4. Stockholders' List. At least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

Section 2.5. Special Meetings.

(a) Pursuant to the Certificate of Incorporation, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the President or Chief Executive Officer of the Corporation, the Chairperson of the Board of Directors, the Board of Directors or by a committee of the Board of Directors which has been duly designated by the Board of Directors and the powers and authority of which, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call such meetings. Such special meetings may not be called by any other person or persons.

(b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Secretary of the Corporation. No business may be transacted at such special meeting, otherwise than specified in such notice or as resolved by the Board of Directors. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty- five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the Secretary shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.6 of these Bylaws. If the notice is not given within one hundred (100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice.

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Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at of the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.5(c). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if a Stockholder's Notice (as provided pursuant to Section 2.2(b) of these Bylaws) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

Section 2.6. Notice of Special Meetings. Written notice of a special meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication in accordance with Section 2.12.

Section 2.7. Quorum; Adjournment. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the Certificate of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or, in the absence of such person, any officer entitled to preside at or act as secretary of such meeting, or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, of the place, date and hour of the adjourned meeting, until a quorum shall again be present or represented by proxy. At the adjourned meeting

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at which a quorum shall be present or represented by proxy, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including, without limitation, its own stock, held by it in a fiduciary capacity.

Section 2.8. Conduct of Business. (a) Only persons who are nominated in accordance with the procedures set forth in Section 2.2 or Section 2.5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.2 or 2.5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.8, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(b) At every meeting of the stockholders, the President or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman of the meeting. The Secretary of the Corporation or, in his or her absence, such other person as designated by the chairman of the meeting, shall act as secretary of the meeting. The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman of the meeting may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons as invited by the chairman or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting

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proceedings, the chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.8.

Section 2.9. Voting. When a quorum is present at any meeting, and subject to the provisions of the General Corporation Law of the State of Delaware, the Certificate of Incorporation or by these Bylaws or any other applicable law or the rules of any stock exchange on which the Corporation's shares are listed in respect of the vote that shall be required for a specified action, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy and entitled to vote on such matter, shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the General Corporation Law of the State of Delaware or of the Certificate of Incorporation or of these Bylaws or of such other applicable law or the rules of any stock exchange on which the Corporation's shares are listed, a different vote is required in which case such express provision shall govern and control the decision of such question. Each stockholder shall have one vote for each share of stock having voting power registered in his name on the books of the Corporation, except as otherwise provided in the Certificate of Incorporation.

Section 2.10. Proxies.

(a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(b) A stockholder may issue a valid proxy by (i) executing a written authorization therefor identifying the person or persons authorized to act for such stockholder by proxy or (ii) transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission, provided that the telegram, cablegram or other means of electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. A copy, facsimile transmission or other reliable reproduction of a written or electronically-transmitted proxy authorized by this Section 2.10 may be substituted for or used in lieu of the original writing or electronic transmission. Each proxy shall be delivered to the inspectors of election prior to or at the meeting.

Section 2.11. Inspectors. Either the Board of Directors or, in the absence of designation of inspectors by the Board of Directors, the chairman of any meeting of the stockholders may, in its or such person's discretion, appoint one (1) or more inspectors to act at any meeting of the stockholders. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Such

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inspectors shall perform such duties as shall be specified by the Board of Directors or the chairman of the meeting. Inspectors need not be Stockholders, employees, officers or directors of the Corporation. No director or nominee for the office of director shall be appointed as any such inspector.

Section 2.12. Meetings by Remote Communication. If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.13. Proxy Access for Director Nominations.

(a) The Corporation shall include in its proxy statement and/or on its form of proxy or ballot (collectively, "proxy materials") for an annual meeting of stockholders the name of, and the Required Information (as defined below) relating to, any nominee for election or reelection to the Board who satisfies the eligibility requirements in this Section 2.13 (a "Stockholder Nominee") and who is identified in a Stockholder Notice that complies with Section 2.2(b)(2) and that in addition complies with Section 2.13(f) and that is timely delivered pursuant to Section 2.13(g) by a stockholder on behalf of one or more beneficial owners (such stockholder or beneficial owner, a "Holder"), but in no case more than twenty (20) Holders, who:

(1) elect(s) at the time of delivering the Stockholder Notice to have such Stockholder Nominee included in the Corporation's proxy materials,

(2) as of both the date of the Stockholder Notice, and the record date for determining stockholders entitled to vote at the annual meeting of stockholders, (A) own(s) (as defined below in Section 2.13(c)) a number of shares that represents at least 3% of the outstanding shares of the Corporation entitled to vote in the election of directors as of the most recent date for which such amount is disclosed in any filing by the Corporation with the SEC prior to the submission of the Stockholder Notice (the "Required Shares") and (B) has or have owned (as defined below in Section 2.13(c)) continuously the Required Shares (as adjusted for any stock splits, stock dividends, or similar events) for at least the three (3)-year period preceding the date of the Stockholder Notice, and must continue to hold the Required Shares through the annual meeting date, and

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(3) satisfies or satisfy the additional requirements in these Bylaws (such Holder or Holders collectively, an "Eligible Stockholder"). For the avoidance of doubt, in the event of a nomination by a group of Holders, any and all requirements and obligations for an individual Eligible Stockholder set forth in this Section 2.13, including the minimum holding period, shall apply to each member of such group, provided that the Required Shares shall be owned by the group of Holders in the aggregate. Should any Holder withdraw from a group of Holders constituting an Eligible Stockholder at any time prior to the annual meeting of stockholders, the remaining Holders shall be deemed to own only the shares owned by the remaining members of the group in determining if the Holders continue to constitute an Eligible Stockholder.

(b) For purposes of satisfying the ownership requirement under Section 2.13(a):

(1) the outstanding shares of the Corporation owned by one or more Holders may be aggregated, provided that the number of Holders whose ownership of shares is aggregated for such purpose shall not exceed twenty (20), and

(2) a group of funds under common management and investment control shall be treated as one Holder.

(c) For purposes of this Section 2.13, an Eligible Stockholder "owns" only those outstanding shares of the Corporation as to which the Holder possesses both;

(2) the full economic interest in (including the opportunity for profit and risk of loss on) such shares;

provided that the number of shares calculated in accordance with clauses (1) and (2) shall not include any shares:

(i) sold by such Holder or any of its affiliates in any transaction that has not been settled or closed,

(ii) borrowed by such Holder or any of its affiliates for any purposes or purchased by such Holder or any of its affiliates pursuant to an agreement to resell, or

(iii) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation,

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(A) reducing in any manner, to any extent or at any time in the future, such Holder's or any of its affiliates' full right to vote or direct the voting of any such shares, and/or

(B) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such Holder or affiliate.

A Holder "owns" shares held in the name of a nominee or other intermediary so long as the Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A Holder's ownership of shares shall be deemed to continue during any period in which the Holder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the Holder. A Holder's ownership of shares shall be deemed to continue during any period in which the Holder has loaned such shares provided that the Holder has the power to recall such loaned shares on no more than five (5) business days' notice and recalls such loaned shares back to its own possession not more than five (5) business days after being notified that its Stockholder Nominee will be included in the Corporation's proxy material for the relevant annual meeting and holds the recalled shares through date of the annual meeting. The terms "owned," "owning" and other variations of the word "own" shall have correlative meanings. Whether outstanding shares of the Corporation are "owned" for these purposes shall be determined by the Board. For purposes of this Section 2.13, the term "affiliate" or "affiliates" shall have the meaning ascribed thereto under the General Rules and Regulations under the 1934 Act.

(d) No Holder may be a member of more than one group of Holders constituting an Eligible Stockholder under this Section 2.13 per each annual meeting of stockholders.

(e) For purposes of this Section 2.13, the "Required Information" that the Corporation will include in its proxy materials is:

(1) the information concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation's proxy materials by the applicable requirements of the 1934 Act and the rules and regulations thereunder; and

(2) if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder, not to exceed 500 words, in support of its Stockholder Nominee, which must be provided at the same time as the Stockholder Notice for inclusion in the Corporation's proxy materials for the annual meeting (the "Statement").

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Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any information, including all or a portion of any Statement, if the Corporation in good faith believes such information (A) is not true and correct in all material respects or omits to state a material statement necessary to make the statements therein not misleading; (B) directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (C) would violate any applicable law or regulation. Nothing in this Section 2.13 shall limit the Corporation's ability to solicit against and include in its proxy materials its own statements relating to any Eligible Stockholder or Stockholder Nominee.

(f) The Stockholder Notice shall set forth the information required under Section 2.2(b)(2) of these Bylaws and in addition shall set forth:

(1) a copy of the Schedule 14N that has been or concurrently is filed with the Securities and Exchange Commission under Rule 14a-18 under the 1934 Act;

(2) the details of any relationship not disclosed in the Schedule 14N that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

(3) an executed written agreement by the Eligible Stockholder addressed to the Corporation, setting forth the following additional agreements, representations, and warranties:

(i) a representation and warranty as to the number of shares of the Corporation it owns and has owned (as defined in Section 2.13(c)) continuously for at least three years as of the date of the Stockholder Notice and an agreement to continue to own the Required Shares through the date of the annual meeting, which statement shall also be included in the written statements set forth in Item 4 of the Schedule 14N filed by the Eligible Stockholder with the Securities and Exchange Commission, and a representation and warranty that it intends to continue to satisfy the eligibility requirements described in this Section 2.13 through the date of the annual meeting;

(ii) the Eligible Stockholder's agreement to provide written statements from the record holder and intermediaries as required under Section 2.13(h) verifying the Eligible Stockholder's continuous ownership of the Required Shares, such statements to be delivered within five (5) business days after the date of the Stockholder Notice and as of the business day immediately preceding the date of the annual meeting;
(iii) the Eligible Stockholder's representation and agreement that the Eligible Stockholder (including each member of any group of Holders that together is an Eligible Stockholder under this Section 2.13):

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(A) did not acquire the Required Shares with the intent to change or influence control at the Corporation, and does not presently have such intent,

(B) has not nominated and will not nominate for election to the Board at the annual meeting any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 2.13,

(C) has not engaged and will not engage in a, and has not been and will not be a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the 1934 Act (or any successor rules), in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee or a nominee of the Board, and

(D) will not distribute to any Stockholder any form of proxy for the annual meeting other than the form distributed by the Corporation; and

(iv) the Eligible Stockholder's agreement to:

(A) assume all liability stemming from any legal or regulatory violation arising out of any statements or communications made by the Eligible Stockholder to the Corporation, its stockholders or any other persons in connection with the nomination or election of directors, including, without limitation, the Stockholder Notice,

(B) indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees, individually against any liability, loss, damages, expenses or other costs (including attorneys' fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of the Eligible Stockholder's actions, including the provision of any information in the Stockholder Notice or any other communication by the Eligible Stockholder (including with respect to any group member) with the Corporation, in connection with any nomination submitted by the Eligible Stockholder pursuant to this Section 2.13,

(C) in the event that any information in the Stockholder Notice, or any other communication by the Eligible Stockholder (including with respect to any group member) with the Corporation, its stockholders or any other person in connection with the nomination or election ceases to be true and correct in all material respects or omits to state a material fact necessary to make the statements made therein not misleading, or the Eligible Stockholder (including any group member) discovers that it has failed to continue to satisfy the eligibility requirements described in this Section 2.13, promptly (and in any event within 48 hours of discovering such misstatement, omission or failure to satisfy eligibility) notify the Corporation and any other recipient of such misstatement or omission and of the information required to correct the misstatement or omission, or of such failure to satisfy eligibility;

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(D) comply with all other laws and regulations applicable to the Eligible Stockholder in connection with any solicitation in connection with the annual meeting,

(E) file all materials described below in Section 2.13(h)(3) with the Securities and Exchange Commission, regardless of whether any such filing is required under Regulation 14A under the 1934 Act or whether any exemption from filing is available for such materials under Regulation 14A, and

(F) provide to the Corporation prior to the annual meeting such additional information as may be reasonably requested by the Corporation in order for the Corporation to comply with its disclosure obligations under applicable law, determine the Eligible Stockholder's satisfaction of the requirements of this Section 2.13 and ascertain the Stockholder Nominee's eligibility for nomination pursuant to this Section 2.13; and

(4) in the case of a nomination by a group of Holders that together is an Eligible Stockholder, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including any withdrawal of the nomination.

The information and documents required by this Section 2.13(f) shall be: (i) provided with respect to and executed by each Holder whose shares are aggregated for purposes of constituting an Eligible Stockholder, in the case of a group; and (ii) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Stockholder Nominee or group member that is an entity. The Stockholder Notice shall be deemed submitted on the date on which all of the information and documents referred to in this Section 2.13(f) (other than such information and documents contemplated to be provided after the date the Stockholder Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(g) To be timely under this Section 2.13, the Stockholder Notice must be received by the secretary of the Corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first released to Stockholders in connection with the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is scheduled more than thirty (30) days prior to or more than sixty (60) days following the anniversary of the preceding year's annual meeting, the Stockholder Notice, to be timely, must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made. In no event shall any

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adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period for the giving of the Stockholder Notice as described above.

(h) An Eligible Stockholder (or in the case of a group, each Holder whose shares are aggregated for purposes of constituting an Eligible Stockholder) must:

(1) within five (5) business days after the date of the Stockholder Notice, and on the last business day immediately prior to the date of the annual meeting, provide one (1) or more written statements from the record holder(s) of the Required Shares and from each intermediary through which the Required Shares are or have been held, in each case during the requisite three-year holding period, verifying that the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares,

(2) include in the written statements provided pursuant to Item 4 of Schedule 14N filed with the Securities and Exchange Commission a statement certifying that it owns and continuously has owned, as defined in Section 2.13(c), the Required Shares for at least three (3) years,

(3) file with the Securities and Exchange Commission any solicitation or other communication relating to the annual meeting at which any Stockholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A under the 1934 Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A, and

(4) as to any group of funds whose shares are aggregated for purposes of constituting an Eligible Stockholder, within five (5) business days after the date of the Stockholder Notice, provide documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control.

(i) Within the time period specified in Section 2.13(g) for delivery of the Stockholder Notice, a Stockholder Nominee must deliver to the Secretary of the Corporation the questionnaire, representation and agreement set forth in Section 2.2(f). At the request of the Corporation, the Stockholder Nominee must promptly, but in any event within five (5) business days of such request, submit any additional completed and signed questionnaires required of the Corporation's directors and provide to the Corporation such other information as it may reasonably request in order for the Corporation to comply with its disclosure obligations under applicable law, determine the Eligible Stockholder's satisfaction of the requirements of this Section 2.13 or ascertain the Stockholder Nominee's eligibility for nomination pursuant to this Section 2.13. The Corporation may request such additional information as necessary to permit the Board to determine if each Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation's directors.

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(j) Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any Stockholder Nominee, and such nomination shall be disregarded and no vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation, and a stockholder may not, after the last day on which a Stockholder Notice would be timely, cure in any way any defect preventing the nomination of the Stockholder Nominee, if:

(1) the Secretary of the Corporation receives notice pursuant to Section 2.2(b) of these Bylaws that a stockholder intends to nominate a person for election to the Board, which stockholder does not elect to have its nominee(s) included in the Corporation's proxy materials pursuant to this Section 2.13,

(2) (A) the Eligible Stockholder materially breaches any of its agreements set forth in the Stockholder Notice, (B) the Board of Directors, acting in good faith, determines that the Eligible Stockholder has provided representations and warranties or other information to the Company in connection with such nomination (including without limitation in the Stockholder Notice) that was untrue, or ceases to be true, in any material respect or omitted, or omits, to state a material fact necessary to make the statements made therein not misleading, or (C) the Stockholder Nominee withdraws his or her consent or becomes unwilling or unable to serve on the Board or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Stockholder Nominee provided for herein,

(3) the Eligible Stockholder withdraws its nomination,

(4) the Board of Directors, acting in good faith, after consultation with outside counsel, determines that such Stockholder Nominee's nomination or election to the Board would result in the Corporation violating or failing to be in compliance with the Corporation's bylaws or certificate of incorporation or any applicable law, rule, regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation's securities are traded, or

(5) the Stockholder Nominee (A) is not independent under the listing standards of the principal U.S. exchange upon which the shares of the Corporation are listed, any applicable rules of the Securities and Exchange Commission, and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Corporation's directors, (B) does not qualify as independent under the audit committee independence requirements set forth in the rules of the principal U.S. exchange on which shares of the Corporation are listed, or as a "non-employee director" under Rule 16b-3 under the 1934 Act (or any successor provision), (C) is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (D) is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten years, or (E) is or has been subject

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to any order, judgement, decree, event or circumstance specified in Rule 506(d)(1) under the Securities Act of 1933, as amended (or successor Rule), such that the exemption under Rule 506 (or successor Rule) would be unavailable to the Corporation were the Stockholder Nominee a member of the Board.

(k) Notwithstanding anything to the contrary contained in this Section 2.13, the Board may declare a nomination to be invalid (and shall do so in the case of paragraphs 2.13(k)(2) and (3) below), and such nomination shall be disregarded and no vote on such Stockholder Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the Corporation, if:

(1) the Board of Directors, acting in good faith, determines that the Eligible Stockholder has failed to continue to satisfy the eligibility requirements described in this Section 2.13;

(2) the Eligible Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of stockholders to present the nomination submitted pursuant to this Section 2.13, or

(3) the Eligible Stockholder withdraws its nomination.

(l) The number of Stockholder Nominees appearing in the Corporation's proxy materials with respect to an annual meeting of stockholders (including any Stockholder Nominee whose name was submitted for inclusion in the Corporation's proxy materials but who is nominated by the Board as a Board nominee), together with any nominees who were previously elected to the Board as Stockholder Nominees at any of the preceding two (2) annual meetings and who are re-nominated for election at such annual meeting by the Board and any Stockholder Nominee who was qualified for inclusion in the Corporation's proxy materials but whose nomination is subsequently withdrawn, shall not exceed (the "Maximum Number") the greater of (i) two (2) or (ii) 20% of the number of directors in office as of the last day on which a Stockholder Notice may be delivered pursuant to this Section 2.13 with respect to the annual meeting, or if such amount is not a whole number, the closest whole number below 20%. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.13 exceeds this Maximum Number, each Eligible Stockholder will select one Stockholder Nominee for inclusion in the Corporation's proxy materials until the Maximum Number is reached, going in order of the number (largest to smallest) of shares of the Corporation each Eligible Stockholder disclosed as owned in its respective Stockholder Notice submitted to the Corporation. If the Maximum Number is not reached after each Eligible Stockholder has selected one Stockholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the Maximum Number is reached. In the event that one or more vacancies for any reason occurs on the Board after the deadline set forth in Section 2.13(g) but before the date of the annual meeting, and the Board resolves to reduce its size in connection therewith, the Maximum Number shall be calculated based on the number of directors as so reduced.

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(n) This Section 2.13 provides the exclusive method for a stockholder to include nominees for election to the Board in the Corporation's proxy materials.

ARTICLE III

DIRECTORS

Section 3.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such acts and things as are not, by the General Corporation Law of the State of Delaware nor by the Certificate of Incorporation nor by these Bylaws, directed or required to be exercised or done by the stockholders.

Section 3.2. Number and Qualifications of Directors.

(a) The number of directors which shall constitute the whole Board of Directors shall be no less than seven and no more than eleven; provided that until changed by resolution of the Board of Directors, the number of directors shall be fixed at eleven. Except as otherwise required by applicable law, the Certificate of Incorporation or Section 3.3 of this Article III, a nominee for director shall be elected by the affirmative vote of a majority of the votes cast with respect to such director, provided that nominees for director shall be elected by the vote of a plurality of the votes cast at any meeting of stockholders for which, as of a date that is ten (10) days in advance of the date on which the Corporation files its definitive proxy statement with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the number of nominees for director exceeds the number of directors to be elected, as determined by the Secretary of the Corporation. For purposes of this Section 3.2, a majority of the votes cast means that the number of shares voted "for" a director exceeds the number of votes cast "against" that director. The following shall not be votes cast: (a) a share whose ballot is marked as withheld; (b) a share otherwise present at the meeting but for which there is an abstention; and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction.

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If an incumbent director is not elected due to a failure to receive a majority of the votes cast as described above, and his or her successor is not otherwise elected and qualified, such director shall tender his or her offer to resign to the Secretary of the Corporation promptly following the certification of the election results. Within ninety (90) days after the date of the certification of the election results, (i) the Corporate Governance and Nominating Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken and (ii) the Board of Directors will act on such committee's recommendation and publicly disclose its decision and the rationale behind it, provided that any director who tenders his or her offer to resign shall not participate in either the Corporate Governance and Nominating Committee's or Board of Directors' deliberations regarding the offer to resign, and if a quorum of the Corporate Governance and Nominating Committee cannot be met without the presence of the directors who did not receive a majority of the votes cast, then the Board of Directors shall appoint a committee of independent directors to consider the resignation offers and recommend to the Board of Directors whether to accept or reject the resignations, or whether other action should be taken. Directors need not be stockholders.

Section 3.3. Vacancies; Resignation and Removal of Directors.

(a) If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, or a new directorship is created, the Board of Directors shall choose a successor or successors, or a director to fill the newly created directorship, who shall hold office for the unexpired term (in the case of a vacancy) or until the next election of directors (in the case of a new directorship).

(b) Any director of the Corporation may at any time resign by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Such resignation shall take effect upon receipt thereof by the Corporation, or such later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(c) Any director may be removed at any time only for cause by an affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the shares then entitled to vote in the election of directors.

Section 3.4. Place of Meetings. The Board of Directors may hold its meetings inside or outside of the State of Delaware, at the office of the Corporation or at such other places as they may from time to time determine, or as shall be fixed in the respective notices or waivers of notice of such meetings.

Section 3.5. Compensation of Directors. Directors who are not at the time also a salaried officer or employee of the Corporation or any of its subsidiaries may receive such stated salary for their services and/or such fixed sums and expenses of attendance for attendance at each regular or special meeting of the Board of Directors as may be established by resolution of the Board; provided that nothing herein contained

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shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings. Each director, whether or not a salaried officer or employee of the Corporation or any of its subsidiaries, shall be entitled to receive from the Corporation reimbursement for the reasonable expenses incurred by such person in connection with the performance of such person's duties as a director.

Section 3.6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board shall from time to time by resolution determine, except that the annual meeting of the Board to elect officers of the Corporation for the ensuing year shall be held within ten (10) days after the annual meeting of stockholders. If any day fixed for a regular meeting shall be a legal holiday under the laws of the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day.

Section 3.7. Special Meetings. Special meetings of the Board of Directors may be held at any time on the call of the President or at the request in writing of a majority of the directors. Notice of any such meeting, unless waived, shall be given to directors personally, by telephone, by first-class United States mail, postage prepaid or by facsimile or electronic transmission to each director at his or her address as the same appears on the records of the Corporation not later than two days prior to the day on which such meeting is to be held if such notice is delivered personally, by telephone or by facsimile or electronic transmission, and not less than four days prior to the day on which the meeting is to be held if such notice is by first-class United States mail, provided, however, that notice of any such special meeting need not be given to any such member who shall, either before or after such special meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. . If the Secretary shall fail or refuse to give such notice, then the notice may be given by the President or any one of the directors calling the meeting. Any such meeting may be held at such place as the Board may fix from time to time or as may be specified or fixed in such notice or waiver thereof. Any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given, if all the directors shall waive notice or be present thereat, and no notice of a meeting shall be required to be given to any director who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member.. Notice of any adjourned meeting of the Board of Directors need not be given to any director in attendance.

Section 3.8. Action Without Meeting; Use of Communications Equipment.

(a) Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent to such action in writing or by electronic transmission and such written consent or electronic transmissions are filed with the minutes of proceedings of the Board of Directors.

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(b) Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

Section 3.9. Quorum and Manner of Acting.

(a) Except as otherwise provided in these Bylaws, a majority of the total number of directors as at the time specified as provided in the Bylaws shall constitute a quorum at any regular or special meeting of the Board of Directors. Except as otherwise provided by statute, by the Certificate of Incorporation or by these Bylaws, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum shall be present. .

(b) The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem to be proper. In the absence of the Chairman of the Board, such person designated by the Board shall preside at Board meetings.

ARTICLE IV

EXECUTIVE AND OTHER COMMITTEES

Section 4.1. Executive Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate annually three (3) or more of the directors to constitute members or alternate members of an Executive Committee, which Executive Committee shall have and may exercise, between the meetings of the Board of Directors, all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including, without limitation, if such Executive Committee is so empowered and authorized by resolution adopted by a majority of the entire Board of Directors, the power and authority to declare a dividend and to authorize the issuance of stock, and may authorize the seal of the Corporation to be affixed to all papers which may require it, except that such Executive Committee shall not have such power or authority in reference to:

(a) amending the Certificate of Incorporation or these Bylaws;

(b) adopting an agreement of merger or consolidation involving the Corporation;

(c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation;

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(d) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

(e) taking any action related to the approval or determination of any matter in connection with any business combination;

(f) filling vacancies on the Board of Directors or on any committee of the Board of Directors, including, but not limited to, the Executive Committee; or

(g) amending or repealing any resolution of the Board of Directors which by its terms may be amended or repealed only by the Board of Directors.

The Board of Directors shall have the power at any time to change the membership of the Executive Committee, to fill all vacancies in it and to discharge it, either with or without cause.

Section 4.2. Other Committees. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors (except to the extent prohibited by law), designate from among the directors one or more other committees, each of which shall have such authority of the Board of Directors as may be specified in the resolution of the Board of Directors designating such committee; provided that no committee shall have the power or authority in reference to the matters described in Section 4.1(a) through 4.1(g) above. A majority of all of the members of such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have the power at any time to change the membership of, to fill all vacancies in and to discharge any such committee, either with or without cause. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 4.3. Procedure; Meeting; Quorum. Regular meetings of the Executive Committee or of any other committee of the Board of Directors, of which no notice shall be necessary, may be held at such times and places as shall be fixed by resolution adopted by a majority of the members thereof. Special meetings of the Executive Committee or any other committee of the Board of Directors shall be called at the request of any member thereof. Notice of each special meeting of the Executive Committee or of any other committee of the Board of Directors shall be delivered personally, by telephone, by first-class United States mail, postage prepaid or by facsimile or electronic transmission to each member thereof not later than one day prior to the day on which such meeting is to be held if such notice is delivered personally, by telephone or by facsimile or electronic transmission and not less than four days prior to the day on which such meeting is to be held if such notice is delivered by first-class United States mail; provided, however, that notice of any such special meeting need not be given to any such member who shall, either before or after such special meeting, submit a signed waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of such notice to such member. Any special meeting of the

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Executive Committee or any other committee of the Board of Directors shall be a valid meeting without any notice thereof having been given if all of the members thereof shall waive notice or be present thereat without protesting, prior to or at its commencement, the lack of such notice to such member. Notice of any adjourned meeting of any committee of the Board of Directors need not be given to any director in attendance. Each of the Executive Committee and each other committee of the Board of Directors may adopt such rules and regulations that are not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as the Executive Committee or each other committee of the Board of Directors, as the case may be, may deem to be proper. A majority of the members of the Executive Committee or of any other committee of the Board of Directors shall constitute a quorum for the transaction of business at any meeting thereof, and the vote of a majority of the members thereof present at any meeting thereof at which such a quorum is present shall be the act of the Executive Committee or such other committee, as the case may be. Each of the Executive Committee and each other committee of the Board of Directors shall keep written minutes of its proceedings and shall report on such proceedings to the Board of Directors.

ARTICLE V

OFFICERS

Section 5.1. Executive Officers. The executive officers of the Corporation shall be a President and Chief Executive Officer, a Chief Financial Officer, a Chief Legal Officer, a Chief Operating Officer, a Treasurer, a Secretary, and such number of executive vice presidents, if any, as the Board of Directors may determine. One person may hold any number of said offices.

Section 5.2. Election, Term of Office and Eligibility. The executive officers of the Corporation shall be elected annually by the Board of Directors, and new or additional officers may be elected at any meeting of the Board. Each officer, except such officers as may be appointed in accordance with the provisions of Section 5.3, shall hold office until the next annual election of officers or until his or her death, resignation or removal. None of the other officers need be members of the Board.

Section 5.3. Subordinate Officers. The Board of Directors may appoint a Controller, such vice presidents, assistant secretaries, assistant treasurers and such other officers, and such agents as the Board may determine, to hold office for such period and with such authority and to perform such duties as the Board may from time to time determine. The Board may, by specific resolution, empower the Chief Executive Officer of the Corporation or the Executive Committee to appoint any such subordinate officers or agents.

Section 5.4. Removal. The President, Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, Chief Operating Officer, Treasurer, Secretary, and any executive vice president may be removed at any time, either with or without cause, but

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only by the affirmative vote of the majority of the total number of directors as at the time specified by the Bylaws. Any subordinate officer appointed pursuant to Section 5.3 may be removed at any time, either with or without cause, by the majority vote of the directors present at any meeting of the Board or by any committee or officer empowered to appoint such subordinate officers.

Section 5.5. Chairman of the Board. The Chairman of the Board shall, if present, preside at meetings of the Board of Directors. The Chairman of the Board shall be a member of the Board of Directors.

Section 5.6. The President. The President shall be the chief executive officer of the Corporation. He shall have executive authority to see that all orders and resolutions of the Board of Directors are carried into effect and, subject to the control vested in the Board of Directors by statute, by the Certificate of Incorporation, or by these Bylaws, shall administer and be responsible for the management of the business and affairs of the Corporation. He shall in general perform all duties incident to the office of the president and such other duties as from time to time may be assigned to him by the Board of Directors.

Section 5.7. Other Executive Officers and Executive Vice Presidents. In the event of the absence or disability of the President, the other executive officers of the Corporation, in the order designated, or in the absence of any designation, then in the order of their election, shall perform the duties of the President. The other officers and executive vice presidents of the Corporation shall also perform such other duties as from time to time may be assigned to them by the Board of Directors or by the President of the Corporation.

Section 5.8. The Secretary. The Secretary shall:

(a) Keep the minutes of the meetings of the stockholders and of the Board of Directors;

(b) See that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

(c) Be custodian of the records and of the seal of the Corporation and see that the seal or a facsimile or equivalent thereof is affixed to or reproduced on all documents, the execution of which on behalf of the Corporation under its seal is duly authorized;

(d) Have charge of the stock record books of the Corporation;

(e) In general, perform all duties incident to the office of Secretary, and such other duties as are provided by these Bylaws and as from time to time are assigned to him by the Board of Directors or by the chief executive officer of the Corporation.

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Section 5.9. The Treasurer. The Treasurer shall:

(a) Receive and be responsible for all funds of and securities owned or held by the Corporation and, in connection therewith, among other things: keep or cause to be kept full and accurate records and accounts for the Corporation; deposit or cause to be deposited to the credit of the Corporation all moneys, funds and securities so received in such bank or other depositary as the Board of Directors or an officer designated by the Board may from time to time establish; and disburse or supervise the disbursement of the funds of the Corporation as may be properly authorized.

(b) Render to the Board of Directors at any meeting thereof, or from time to time whenever the Board of Directors or the chief executive officer of the Corporation may require, financial and other appropriate reports on the condition of the Corporation;

(c) In general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or by the chief executive officer of the Corporation.

Section 5.10. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

Section 5.11. Delegation of Duties. In case of the absence of any officer of the Corporation or for any other reason which may seem sufficient to the Board of Directors, the Board of Directors may, for the time being, delegate his powers and duties, or any of them, to any other officer or to any director.

ARTICLE VI

SHARES OF STOCK

Section 6.1. Regulation. Subject to the terms of any contract of the Corporation, the Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the stock of the Corporation, including the issue of new certificates for lost, stolen or destroyed certificates, and including the appointment of transfer agents and registrars.

Section 6.2. Stock Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of its stock shall be uncertificated shares; provided, however, that no such resolution shall apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock of the Corporation represented by certificates, and, upon written request to the Corporation's transfer agent or registrar, any holder of uncertificated shares, shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors,

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certifying the number and class of shares owned by him in the Corporation. Certificates for shares of the stock of the Corporation shall be respectively numbered serially for each class of stock, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the President or other executive officer, and by the Secretary or Treasurer, or an Assistant Secretary or an Assistant Treasurer, provided that such signatures may be facsimiles on any certificate countersigned by a transfer agent other than the Corporation or its employee. Each certificate shall exhibit the name of the Corporation, the class (or series of any class) and number of shares represented thereby, and the name of the holder. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors.

Section 6.3. Restriction on Transfer of Securities. A restriction on the transfer or registration of transfer of securities of the Corporation may be imposed either by the Certificate of Incorporation or by these Bylaws or by an agreement among any number of security holders or among such holders and the Corporation. No restriction so imposed shall be binding with respect to securities issued prior to the adoption of the restriction unless the holders of the securities are parties to an agreement or voted in favor of the restriction.

A restriction on the transfer of securities of the Corporation is permitted by this Section if it:

(a) Obligates the holder of the restricted securities to offer to the Corporation or to any other holders of securities of the Corporation or to any other person or to any combination of the foregoing a prior opportunity, to be exercised within a reasonable time, to acquire the restricted securities; or

(b) Obligates the Corporation or any holder of securities of the Corporation or any other person or any combination of the foregoing to purchase the securities which are the subject of an agreement respecting the purchase and sale of the restricted securities; or

(c) Requires the Corporation or the holders of any class of securities of the Corporation to consent to any proposed transfer of the restricted securities or to approve the proposed transferee of the restricted securities; or

(d) Prohibits the transfer of the restricted securities to designated persons or classes of persons; and such designation is not manifestly unreasonable; or

(e) Restricts transfer or registration of transfer in any other lawful manner.

Unless noted conspicuously on the security, a restriction, even though permitted by this Section, is ineffective except against a person with actual knowledge of the restriction.

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Section 6.4. Transfer of Shares. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the Corporation: (i) in the case of shares represented by a certificate, by the surrender to the Corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the Corporation or its transfer agent may reasonably require; and (ii) in the case of uncertificated shares, upon the receipt of proper transfer instructions from the registered owner thereof. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

Section 6.5. Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.6. Lost Certificate. Any stockholder claiming that a certificate representing shares of stock has been lost, stolen or destroyed may make an affidavit or affirmation of the fact and, if the Board of Directors so requires, advertise the same in a manner designated by the Board, and give the Corporation a bond of indemnity in form and with security for an amount satisfactory to the Board (or an officer or officers

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designated by the Board), whereupon a new certificate may be issued of the same tenor and representing the same number, class and/or series of shares as were represented by the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VII

BOOKS AND RECORDS

Section 7.1. Location. The books, accounts and records of the Corporation may be kept at such place or places within or outside the State of Delaware as the Board of Directors may from time to time determine.

Section 7.2. Inspection. The books, accounts, and records of the Corporation shall be open to inspection by any member of the Board of Directors at all times; and open to inspection by the stockholders at such times, and subject to such regulations as the Board of Directors may prescribe, except as otherwise provided by statute.

Section 7.3. Corporate Seal. The corporate seal shall contain two concentric circles between which shall be the name of the Corporation and the word "Delaware" and in the center shall be inscribed the words "Corporate Seal."

ARTICLE VIII

DIVIDENDS AND RESERVES

Section 8.1. Dividends. The Board of Directors of the Corporation, subject to any restrictions contained in the Certificate of Incorporation and other lawful commitments of the Corporation, may declare and pay dividends upon the shares of its capital stock either out of the surplus of the Corporation, as defined in and computed in accordance with the General Corporation Law of the State of Delaware, or in case there shall be no such surplus, out of the net profits of the Corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the Corporation, computed in accordance with the General Corporation Law of the State of Delaware, shall have been diminished by depreciation in the value of its property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, the Board of Directors of the Corporation shall not declare and pay out of such net profits any dividends upon any shares of any classes of its capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets shall have been repaired.

Section 8.2. Reserves. The Board of Directors of the Corporation may set apart, out of any of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

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ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.1. Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.

Section 9.2. Depositories. The Board of Directors or an officer designated by the Board shall appoint banks, trust companies, or other depositories in which shall be deposited from time to time the money or securities of the Corporation.

Section 9.3. Checks, Drafts and Notes. All checks, drafts, or other orders for the payment of money and all notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or agent or agents as shall from time to time be designated by resolution of the Board of Directors or by an officer appointed by the Board.

Section 9.4. Contracts and Other Instruments. The Board of Directors may authorize any officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation and such authority may be general or confined to specific instances.

Section 9.5. Notices. In addition to other means of notice permitted herein, whenever under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in a post office or letter box, in a postpaid sealed wrapper, or by delivery to a telegraph company, addressed to such director or stockholder at such address as appears on the records of the Corporation, or, in default of other address, to such director or stockholder at the General Post Office in the City of Dover, Delaware, and such notice shall be deemed to be given at the time when the same shall be thus mailed or delivered to a telegraph company.

Section 9.6. Waivers of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

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Section 9.7. Stock in Other Corporations. Any shares of stock in any other Corporation which may from time to time be held by this Corporation may be represented and voted at any meeting of shareholders of such Corporation by the President or other executive officer, or by any other person or persons thereunto authorized by the Board of Directors, or by any proxy designated by written instrument of appointment executed in the name of this Corporation by its President or an executive officer. Shares of stock belonging to the Corporation need not stand in the name of the Corporation, but may be held for the benefit of the Corporation in the individual name of the Treasurer or of any other nominee designated for the purpose by the Board of Directors. Certificates for shares so held for the benefit of the Corporation shall be endorsed in blank or have proper stock powers attached so that said certificates are at all times in due form for transfer, and shall be held for safekeeping in such manner as shall be determined from time to time by the Board of Directors.

Section 9.8. Indemnification.

(a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or an officer of the Corporation, against all judgments, fines, amounts paid in settlement and other liability and loss suffered, and all expenses (including, without limitation, attorneys' fees) reasonably incurred thereby in connection with such action, suit or proceeding to the fullest extent permitted by the General Corporation Law of the State of Delaware and any other applicable law as from time to time in effect. Such right of indemnification shall include the right to payment of expenses incurred in defending any proceeding in advance of final disposition of such proceeding upon tendering of any undertaking to repay such expenses required by law as a condition to advancement of such expenses, and shall not be deemed to be exclusive of any rights to which any such director or officer may otherwise be entitled. The foregoing provisions of this Section 9.8(a) shall be deemed to be a contract between the Corporation and each director and officer of the Corporation serving in such capacity at any time while this Section 9.8(a) is in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. Notwithstanding the first sentence of Section 9.8(a), except as otherwise provided in Section 9.8(c), the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

(b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or

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agent of another Corporation, partnership, joint venture, trust or other enterprise, against all judgments, fines, amounts paid in settlement and other liability and loss suffered, and all expenses (including, without limitation, attorneys' fees) reasonably incurred thereby in connection with such action, suit or proceeding to the extent permitted by and in the manner set forth in and permitted by the General Corporation Law of the State of Delaware and any other applicable law as from time to time in effect. Such right of indemnification may include the right to payment of expenses incurred in defending any proceeding in advance of final disposition of such proceeding upon tendering of any undertaking to repay such expenses required by the board of directors as a condition to advancement of such expenses, and shall not be deemed to be exclusive of any other rights to which any such person may otherwise be entitled. Notwithstanding the first sentence of Section 9.8(b), except as otherwise provided in Section 9.8(c), the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

(c) If a claim under subsection (a) or (b) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he has met such standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, nor the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall be a defense to the action or create a presumption that the claimant has failed to meet the required standard of conduct.

(d) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(e) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense,

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liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware law.

(f) To the extent that any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or on his behalf in connection therewith.

(g) Any amendment, repeal or modification of any provision of this Section by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any action or omission occurring prior to the time of such amendment, repeal or modification.

Section 9.9. Amendment of Bylaws.

(a) The stockholders, by the affirmative vote of the holders of a majority of the stock issued and outstanding and having voting power may, at any annual or special meeting if notice of such alteration or amendment of the Bylaws is contained in the notice of such meeting, adopt, amend, or repeal these Bylaws, and alterations or amendments of Bylaws made by the stockholders shall not be altered or amended by the Board of Directors.

(b) The Board of Directors, by the affirmative vote of a majority of the whole Board, may adopt, amend, or repeal these Bylaws at any meeting, except as provided in the above paragraph. Bylaws made by the Board of Directors may be altered or repealed by the stockholders.

ARTICLE X

EXCLUSIVE FORUM

Section 10.1. Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the Corporation to the Corporation or the Corporation's stockholders, (3) any action asserting a claim against the Corporation or any director, officer, or other employee of the Corporation arising pursuant to any provision of the Delaware General Corporation Law, or the Corporation's Certificate of Incorporation or Bylaws (as either may be amended from time to time) or (4) any action asserting a claim against the Corporation, or any director, officer, or other employee of the Corporation governed by the internal affairs doctrine.

* * * * *

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MOLINA HEALTHCARE, INC.
200 OCEANGATE, STE 100
LONG BEACH CA 90802-4317
ATTN: JOSEPH M. ZUBRETSKY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

Nominees	For	Against	Abstain
1A Garrey E. Carruthers	☐	☐	☐
1B Daniel Cooperman	☐	☐	☐
1C Richard M. Schapiro	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000357346_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

MOLINA HEALTHCARE, INC.
Annual Meeting of Stockholders
May 2, 2018 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph M. Zubretsky and Jeff D. Barlow, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Molina Healthcare, Inc. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time, on May 2, 2018, at the Park Hyatt New York, The Onyx Room, 153 West 57th Street, New York, NY 10019, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Continued and to be marked, signed and dated on reverse side

0000357346_2 R1.0.1.17